As filed with the Securities and Exchange Commission on May 5, 1998




                                         Registration Statement No. 33-79068
                                                                No. 811-08516

                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                                     FORM N-1A





                          Post-Effective Amendment No. 4 |_X_|

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_X_| Post-Effective Amendment No. 4
                                (Check   appropriate   box  or   boxes)
                            RUPAY-BARRINGTON TOTAL RETURN FUND, INC.
                         (Exact Name of Registrant as Specified in Charter)

                                                 1000 Ballpark Way
                                                     Suite 302
                                              Arlington, Texas  76011
                       (Address of Principal Executive Offices) (Zip Code)

            Registrant's Telephone Number, including Area Code (800) 469-7220

                                               Misty S. Gruber, Esq.
                                              Sachnoff & Weaver, Ltd.
                                                30 S. Wacker Drive
                                                    Suite 2900
                                              Chicago, Illinois 60606
                                      (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check  appropriate  box):
|_| Immediately  upon filing pursuant to paragraph (b)
|_| on (date) pursuant to paragraph  (b)
|_| 60 days after  filing  pursuant  to  paragraph  (a)(1)
|_| on (date) pursuant to paragraph (a)(1)
|X| 75 days after filing pursuant to paragraph (a)(2)
|_| on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_|      this post-effective amendment designates a new effective date for a previously filed post-effective amendment.





Pursuant to Section 24f-2 of the Investment Company Act of 1940, the Registrant has registered on indefinite number of securities under the Securities Act of 1933. The Rule 24f-2 Notice for the year ended December 31, 1997 was filed on March 20, 1998.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

           Subject to Completion, dated May 5, 1998


                RUPAY-BARRINGTON GROWTH FUND
                          PROSPECTUS
                         July__, 1998


Investment        Rupay-Barrington Growth Fund(the "Fund")is a diversified,open-
Objective:        end series of Rupay-Barrington Total Return Fund,Inc.,a series company and a registered  management investment company (the
                  "Company"). The Company issues one class of capital stock  in a number of series, of which the shares of the Fund are one such series (the  shares of the Fund being referred to herein as the  "Shares").  The Fund invests in a  portfolio of equity securities (typically common stocks and securities which carry the  right to buy  common  stocks).  The Fund is designed  for
                  investors   primarily   seeking  the   potential  for  capital
                  appreciation over the long term. See "Investment Program."

Purchase of       Please complete and return the New Account Form.  If you need
Shares:           assistance in completing the New Account Form, please call our
                  Stockholder Services Department (see below). The Fund's Shares may be purchased at a price equal to their net asset value plus a sales commission not exceeding 4.50% of the offering price. The minimum initial investment is $2,000 ($100 minimum for subsequent investments).

Prospectus        This Prospectus sets forth basic information about the Fund
Information:      that a prospective investo ought to know before investing.
                  Investors should read this Prospectus and retain it for future reference.  A Statement of Additional Information ("SAI") for
                  the Fund dated July__, 1998, which contains additional
                  information about the Fund, has  been  filed  with  the
                  Securities  and  Exchange Commission  (the "SEC") and is
                  incorporated in its entirety by reference in, and made a part of, this Prospectus.  The SAI is available  without  charge upon request from  Rupay-Barrington Securities  Corporation
                  ("Rupay-Barrington Securities"),  an affiliate  of  the  Fund,
                  1000  Ballpark  Way,  Suite  207-A, Arlington,   Texas  76011.
                  The  SEC  maintains  a  Web  site (http://www.sec.gov)   that
                  contains   the   SAI,   material incorporated by reference
                  and other information  regarding the Fund.

Stockholder       1-800-628-4077 (8:30 A.M. to 5:00 P.M. Eastern Time)
Services Department:


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   RUPAY-BARRINGTON GROWTH FUND

                         TABLE OF CONTENTS

                                                               Page


INVESTMENT OBJECTIVE..............................................1


INVESTMENT PROGRAM................................................1


SPECIAL RISK CONSIDERATIONS.......................................2


OFFERING PRICE AND SUMMARY OF FUND EXPENSES.......................2


RISK FACTORS......................................................5


INVESTMENT POLICIES...............................................5


FUNDAMENTAL AND OTHER INVESTMENT POLICIES.........................9


PERFORMANCE INFORMATION..........................................11


HOW TO BUY SHARES................................................11


OPENING A NEW ACCOUNT AND PURCHASING SHARES......................15


PURCHASING ADDITIONAL SHARES.....................................15


COMPLETING THE NEW ACCOUNT FORM..................................15


NET ASSET VALUE, PRICING AND EFFECTIVE DATE......................16


REDEEMING SHARES.................................................16


RECEIVING YOUR PROCEEDS..........................................18


DIVIDENDS AND DISTRIBUTIONS......................................18


CONDITIONS OF YOUR PURCHASE......................................18


STOCKHOLDER SERVICES.............................................20


TAXES ...........................................................21


THE FUND AND ITS MANAGEMENT......................................21


FUND EXPENSES AND MANAGEMENT FEES................................23

INVESTMENT
OBJECTIVE
                       The Fund seeks capital appreciation by investing in a
                 diversified portfolio of equity securities (typically common stocks and securities which carry the right to buy common stocks). See "Investment Program."

                       The Fund's  Share  price  will  fluctuate  with  changing
                 market conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

                       The Fund's investments are managed by Rupay-Barrington
                 Advisors, Inc. (the "Investment Advisor").

INVESTMENT             The Fund is designed for investors primarily seeking the
PROGRAM potential for capital appreciation over the long term. The Fund's investment in common stocks is intended to provide sufficient capital growth to offset the erosive effects of inflation. For an IRA, retirement plan, or other long-term investment, the Fund offers an investment program which seeks to provide attractive returns over the long term.

                       To  achieve  its  investment  objective,  the  Fund  will
                 normally  invest  substantially  all of its  assets  in  equity securities (primarily common stocks). While the actual portfolio mix may vary depending on the Investment Advisor's short-term and long-term assessments of market conditions, the Fund will not attempt to time short-term moves in the market. The Fund will invest at least 65% of its total assets and may invest up to 100% of its total assets in equity securities, except for the purpose of effecting temporary defensive strategies.

                       At times the Investment Advisor may judge that conditions
                 in the securities market make pursuing the Fund's basic investment strategy inconsistent with the best interests of its stockholders. At such times, the Fund may temporarily use alternative investment strategies, primarily designed to reduce fluctuation of the value of the Fund's assets. In implementing these temporary defensive strategies, the Fund may in some instances maintain cash reserves on a temporary basis equal to 100% of its assets.

                       The Fund will make common stock investments  primarily in
                 established companies which the Investment Advisor believes to exhibit good prospects for growth.

                       See "Investment Policies" for a more detailed description
                 of the Fund's investments.

SPECIAL RISK           The Fund may or may not be a suitable or appropriate
CONSIDERATIONS   investment for all investors.  The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective.  To the extent that a major  portion of the Fund's  portfolio is
                 invested in equity securities, it may be expected that its net asset value will be subject  to greater  fluctuation  than a portfolio  containing mostly fixed-income securities.  The U.S.
                 stock market tends to be cyclical with periods when stock
                 prices  generally  rise and periods when prices generally
                 decline.  The Fund may invest in small and  medium-
                 capitalization  stocks  contained  in various technology
                 indices.  Small-capitalization  stocks are generally
                 classified as having an aggregate market value of approximately
                 $30 million to $800 million, while medium-capitalization stocks
                 are   classified   as  having   an   aggregate   market   value
                 capitalization  of  approximately  $800  million to $5 billion.
                 Traditionally, such stocks have been more volatile in price than the large-capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small and medium-sized companies to changing economic conditions. Besides exhibiting greater volatility, small and medium company stocks, may, to some degree, fluctuate independently of larger company stocks. Small and medium company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. For a more comprehensive discussion of the risks associated with investing in the Fund, see "Risk Factors" and "Investment
                 Policies."

OFFERING  PRICE  The offering  price to the public on purchases of the Fund's
AND SUMMARY OF   Shares made at one time by a single purchaser,by an indivi-
FUND EXPENSES    dual, his spouse and their children under the age of 21, or by a single trust or fiduciary account other than an employee plan plan is the net asset value per Share of the Fund plus a sales commission not exceeding 4.50% of the offering price
                 (equivalent to 4.71% of the net asset value), which is reduced on larger sales as shown below:


                       Total Sales Commission*

                     As a Percentage of    As a Percentage     Portion of total
Amount of Single    Offering Price of the of Net Asset Value   Offering Price
Sale at Offering      Fund's Shares         of the Fund's    Retained by Dealers
     Price              Purchased          Shares Purchased

Less than $25,000                 4.50%           4.71%               3.75%
$25,000 but less than $250,000    3.00%           3.09%               2.40%
$250,000 but less than $500,000   2.00%           2.04%               1.55%
$500,000 but less than $1,000,000 1.00%           1.01%               0.75%
$1,000,000 or more                none            none                none

_______________

*     At  the  discretion  of  Rupay-Barrington  Securities,  the  entire  sales
      commission  may  at  times  be  reallowed  to  dealers.   Rupay-Barrington
      Securities also may, at its expense, provide additional promotional incentives or payments to dealers that sell the Fund's Shares. In some instances, the full reallowance, incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of Shares. When 90% or more of the sales commission is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

** The following commissions will be paid by Rupay-Barrington Securities to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans or organizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.

      A sales commission equal to 4.00% of the offering price (4.17% of the net asset value) is applicable to all purchases of Shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.


                  Shown below are all the expenses and fees the Fund is expected to incur. Such expenses and fees are expressed as a percentage of average Fund net assets. The table and Example are provided for purposes of assisting prospective stockholders in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.


                                               EXPENSE TABLE



                             Stockholder Transaction Expenses
                             Maximum Sales Load Imposed on Purchases
                             (as a percentage of Offering Price).....  4.50%
                             Maximum Sales Load Imposed on Reinvested
                             Dividends.................................None
                             Deferred Sales Load on Redemptions........None
                             Redemption Fees...........................None*

                             Annual Fund Operating Expenses (as a percentage of
                               average net assets)
                             Management Fees.........................0.80% **
                             12b-1 Fees..............................0.35%***
                             Other Expenses (audit, legal, stockholder services,
                               transfer agent and custodian based on estimated amounts for the first full fiscal year)................................0.70%
                             Total Fund Operating Expenses .........1.85%


                    Example
           You would pay the following expenses      1 Yr     3 Yrs
           on a $1,000 investment, assuming (1)
           5%  average annual return and (2)
           redemption at the end of each time period: $63      $101

                             --------------------



                             * The information in the table does not reflect a charge of $25 that may be imposed for the transfer of redemption proceeds by wire. ** The Management Fee is higher than that charged by many other mutual funds. *** Long-term stockholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. See "Fund Expenses and Management Fees. A trailer fee of .25% of the .35% 12b-1 fee will be paid by Rupay-Barrington Securities to dealers whose stock-holder accounts with the Fund equal or exceed $500,000.

                             THE   EXAMPLE    SHOULD   NOT   BE   CONSIDERED   A
                       REPRESENTATION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.
                       Federal regulations require the Example to assume a 5% annual return. Actual returns will vary.

                             No  projection  can be made with  respect  to total
                       expenses to be incurred in future years of operation. The Rupay-Barrington Financial Group, Inc. ("Rupay-Barrington Financial") has agreed to limit the operational expense to be paid by the Fund during its first five years of operations, by paying such fees and expenses as exceed 1.85% during each of such first five years of operation. More information about these expenses may be found under
                       "Fund   Expenses  and Management Fee."

RISK FACTORS         All investments involve risk.  There can be no guarantee
                against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates. Because of its investment policy, the Fund may or may not be a suitable or appropriate investment for all investors. The Fund is not a money market fund and is not an appropriate investment for those investors whose primary objective is principal stability. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There are risk considerations other than those disclosed herein described in the SAI.

                         To  the  extent  that a  major  portion  of the  Fund's
                   portfolio is invested in equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The U.S. stock market tends to be cyclical with periods when stock prices generally rise and periods when prices generally decline. The Fund may invest in small and medium-capitalization stocks contained in various technology indices. Small-capitalization stocks are generally classified as having an aggregate market value of approximately $30 million to $800 million, while medium-capitalization stocks are classified as having an aggregate market value capitalization of approximately $800 million to $5 billion. Traditionally, such stocks have been more volatile in price than the large-capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small and medium-sized companies to changing economic conditions. Besides exhibiting greater volatility, small and medium company stocks, may to some degree, fluctuate independently of larger company stocks. Small and medium company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

INVESTMENT               TYPES OF INVESTMENTS.  The Fund's investments
POLICIES include, but are not limited to, the equity and fixed income securities described below.

                         Equity Securities.   The Fund may invest in equity
                   securities of domestic entities. For a general discussion of the equity securities in which the Fund may invest see "Fundamental and Other Investment Policies."

                         Fixed Income  Securities.  The Fund may invest in fixed
                   income securities of any type that are considered investment grade (e.g., AAA, AA, A, or BBB by Standard & Poor's
                   Corporation ("S&P"), or Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's")), or, if not rated, are of equivalent investment quality as determined by the Investment Advisor. Debt Securities within the top credit categories (e.g., AAA and AA by S&P) comprise what are generally known as high-quality bonds. Medium grade bonds (e.g., BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds. In light of the possible risks associated with an economic downturn, medium grade bonds are considered speculative in some respects. The Fund has no current intent to purchase any security which at the time of purchase is rated below investment grade or, if not rated, is not of equivalent investment quality. Such policy will not preclude the Fund from retaining a security whose credit quality is downgraded to a non-investment grade level after purchase. In no event will the Fund purchase or hold non-investment grade securities if as a result such securities would, in the aggregate, comprise 5% or more of the Fund's net assets.

                         A fixed  income  security's  yield is determined by
                   computing the fixed annual interest of the security as a percent of its current price. The price (the fixed income security's market value) increases or decrease in response to changes in market interest rate levels, thereby adjusting the fixed income security's yield. Therefore, fixed income security prices generally move in the opposite direction of interest rates.

                         Movements in interest  rates  typically  have a greater
                   effect on the prices of longer fixed income securities than on those with shorter maturities. The following table illustrates the effect of a one percentage point change in interest rates on a $1,000 bond with a 7% coupon.

                                                       Principal value if rates:

                                        Maturity        Increase 1%  Decrease 1%

Intermediate fixed income               5 years            $959          $1,043
security
Long-term fixed income                 20 years            $901           $1,116
security

                         The other types of fixed income securities in which the
                   Fund may invest include the securities described below.

                         Asset-Backed  Securities.  Asset-backed  securities are
                   securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g. trade receivables). Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The Fund may invest in asset-backed securities which are rated in one of the two highest rating categories by a nationally recognized rating agency such as Standard & Poor's Corporation, Moody's Investors Services, Inc. or Duff & Phelps, or if not so rated, of equivalent investment quality in the opinion of the Investment Advisor. Certain of the asset-backed securities in which the Fund may invest include automobile and credit card receivable securities. See the "Investment Objectives and Policies" section of the SAI for a more detailed discussion of asset-backed securities.

                        Bonds. The quality of a bond is measured by credit risk
                   -- the ability of the issuer to meet interest and principal payments on a timely basis. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. High-quality bonds involve less credit risk and typically offer a lower yield than bonds of low quality.

                         Convertible  Securities and Preferred  Stock.  The Fund
                   may invest in preferred equity securities and/or debt and equity securities convertible into or exchangeable for common equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after debt owners. It is not anticipated that the investment quality of the preferred equity or debt convertible securities in which the Fund may invest will be rated; however, the Fund will not invest in securities that the Investment Advisor does not deem to be investment grade.

                         Mortgage Obligations.  The Fund may invest in mortgage
                   obligations issued or guaranteed by non-governmental entities
                   as     well    as   the   U.S.   Government, its agencies or
                   instrumentalities. Such mortgage obligations may include, but are not limited to, collateralized mortgage obligations, which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities ("CMOs"), principal obligations ("POs"), interest obligations ("IOs") and other mortgage-backed securities. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. Risks associated with investment in mortgage obligations include, but are not limited to, principal volatility, fluctuations in interest rates and prepayment. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments in the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities, which prepayments could have an adverse impact on the Fund's overall yield. CMOs may also be less marketable than other securities.

                         Other  Fixed  Income  Securities.  Certain of the other
                   fixed income securities in which the Fund may invest include, but are not limited to, the following: U.S. Government Obligations (debt securities issued by the U.S. Treasury); U.S. Government Agency Securities (securities issued or guaranteed by U.S. Government sponsored enterprises and federal agencies); Bank Obligations (certificates of deposit, bankers' acceptances, and other debt obligations); and Savings and Loan Obligations (negotiable certificates of deposit and other debt obligations of savings and loan associations).

                         Hybrid  Instruments.  As part of its investment program
                   and to maintain greater flexibility, the Fund may invest in instruments which have the characteristics of futures and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. Examples of hybrid instruments in which the Fund may invest include swaps, options on swaps and inverse floaters. The risks of such investments would reflect both the risks of investing in futures and the risks of investing in securities, including volatility and illiquidity. The Fund's investments in hybrid instruments will be limited to less than 5% of the Fund's net assets.

                         Other Securities.  Other securities in which the Fund
                   may invest include,  but are not limited to, the following:

                         Futures Contracts and Options.  The Fund may enter into
                   futures contracts (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock and currency markets. The Fund will limit its use of futures contracts so that no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on such contracts. The Fund may write covered call and put options and purchase put and call options on securities, financial indices, and currencies, also for hedging purposes. The aggregate market value of the Fund's portfolio securities or currencies covering call or put options will not exceed 25% of the Fund's net assets. Futures contracts and options can be highly volatile and could result in reduction of the Fund's total return, and the Fund's attempt to use such investments for hedging purposes may not be successful. The Fund could suffer substantial and even unlimited losses if the prices of its futures contracts and options were poorly correlated with its other investments, or if it could not close out its position because of an illiquid secondary market. For additional information regarding the risks that may be associated with futures contracts and options, see "Investment Objective and Policies -- Special Risks of Transactions in Futures Contracts" in the SAI.

                         Repurchase   Agreements.   The  Fund  may  enter   into
                   repurchase agreements with a well-established securities dealer or a bank that is a member of the Federal Reserve System. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund may experience costs and delays in liquidating the underlying security which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

FUNDAMENTAL              Fundamental Investment Policies.  As a matter of
AND OTHER          fundamental policy, the Fund will not, among other things:(i)
INVESTMENT         purchase a security of any issuer if as a result, it would(a)
POLICIES           cause the Fund to have 25% or more of its total assets
                   concentrated in any one  industry,  or (b) with respect to
                   50% of its assets, cause the  Fund's  holdings  of any
                   issuer to amount to more than 5% of the Fund's  total  assets or cause the Fund to own more than 10% of the  outstanding voting  securities  of any issuer,  provided that, as an
                   operating policy, the Fund will not purchase a security if, as a result, more than 10% of the outstannding  voting
                   securities of any issuer would be held by the Fund; (ii)
                   borrow money, except temporarily from banks to facilitate
                   redemption requests,  in amounts exceeding 30% of its total assets  valued at  market;  or (iii) in any manner
                   transfer as collateral for  indebtedness any securities owned by the Fund except in connection with permissible borrowings, which in no event will exceed 30% of the Fund's  total assets valued at market.  For the purpose of realizing  income, as a fundamental policy, the Fund may lend securities
                   with a value of up to 30% of its  total  assets  to  domestic broker-dealers or institutional investors. Any such loan will be  continuously  secured by collateral at least equal to the value of the security  loaned;  however,  such lending  could result in delays in receiving additional collateral or in the recovery of the  securities or possible loss of rights in the
                   collateral   should  the  borrower  fail   financially.   See
                   "Investment Restrictions -- Fundamental Policies" in the SAI.

                         Other  Investment  Policies.  As a matter of  operating
                   policy, the Fund will not, among other things: (i) purchase securities of an issuer if, as a result, (a) more than 10% of the value of the Fund's net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days, or other securities which are not readily marketable or (b) more than 5% of the value of the Fund's total assets would be invested in the securities of unseasoned issuers which at the time of purchase have been in operation for less than three years, including predecessors and unconditional guarantors; (ii) purchase securities when money borrowed exceeds 5% of the Fund's total assets; (iii) purchase or hold the securities of other investment companies if, as a result: (a) the Fund owns, in the aggregate, more than 3% of the total outstanding voting stock in such investment companies; (b) securities issued by such investment companies are in excess of 5% of the value of the Fund's total assets; or (c) more than 10% of the value of the Fund's assets would be invested in such investment companies; (iv) purchase interests in oil, gas or other mineral exploration or development programs; (v) purchase warrants, valued at the lower of cost or market, if, as a result, more than 5% of the value of the Fund's net assets would be invested in warrants, more than 2% of which are not listed on the New York Stock Exchange, American Stock Exchange or The Nasdaq National Market, and (vi) purchase POs and IOs, if, as a result, more than 5% of the value of the Fund's net assets would be invested in POs and IOs. The Fund may acquire illiquid securities which are privately placed, subject to the foregoing operating policies. Because an active trading market may not exist for such securities, the sale of any such privately placed securities may be subject to delay and additional costs. In addition, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (the "Act"). The liquidity of Rule 144A securities would be monitored, and, if as a result of changed conditions it is determined by the Board of Directors of the Company that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. In any event, the Fund will not purchase 144A securities if, as a result, more than 5% of the value of the Fund's net assets would be invested in 144A securities. In addition, the Fund may establish and maintain cash reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. For a discussion of the Fund's temporary defensive strategy see "Investment Program." The Fund's reserves may be invested in domestic money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt issues, and repurchase agreements.

                         Portfolio Turnover. Generally, the Fund does not intend
                   to purchase securities for short-term trading; however, when circumstances warrant, securities may be sold without regard to the length of time held. The Fund cannot accurately predict its annual turnover rate for its portfolio.

                         Further Information.  The Fund's investment program and
                   policies, discussed above, are subject to further restrictions and risks which are described in the SAI. The Fund's investment objective and investment program, unless otherwise specified, are not fundamental policies and may be changed without stockholder approval. Stockholders will be notified of any material change in such program. Fundamental policies may be changed only with stockholder approval.

PERFORMANCE            Total Return Performance.The Fund may advertise total re-
INFORMATION        turn figures on both a compound average annual and cumulative basis. Cumulative total return compares the amount invested at the beginning of a period with the amount redeemed at the end of the period, assuming the reinvestment of all dividends and capital gain distributions. The compound average annual total return, derived from the cumulative total return figure, indicates a yearly average of the Fund's performance.
                   The annual compound rate of return for the Fund may vary from its average annual return.

                         Total Return Components. The total return from the Fund
                   consists of the change in its net asset value per Share of the Fund and the income it generates. The net asset value of the Fund will be affected primarily by changes in stock values and interest rate levels, the maturity and credit quality of the Fund's debt securities, as well as changes in the values of foreign currencies.

                         Yield. The Fund may advertise a yield figure derived by
                   dividing the Fund's net investment income per Share (as defined by applicable SEC regulations) during a 30-day base period by the maximum offering price on the last day of the base period.

HOW TO BUY               Shares of the  Fund may  be purchased  on any Business
SHARES             Day (as defined   below) at the offering price  through  any
                   broker which has a dealer agreement with Rupay-Barrington Securities,** the Principal Underwriter of the Fund's Shares, or directly from Rupay-Barrington Securities upon receipt of a completed New Account Form and a check made payable to Rupay-Barrington Growth Fund by the Fund's transfer agent, Fund Services, Inc. ("FSI") 1500 Forest Avenue, Suite 111, Richmond, VA 23229, Attention: Rupay-Barrington Growth Fund Account Services. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Richmond (the "FRB") is open for business. The minimum initial purchase order is $2,000 with subsequent investments of $100 or more.

                         With   respect  to   telephone   orders   placed   with
                   Rupay-Barrington Securities by dealers, the dealer must receive the investor's order before the close of the NYSE and transmit it to FSI by 4:00 p.m., Eastern Time for the investor to receive that day's offering price. Payment for such orders must be by check in U.S. currency and must be promptly submitted to Rupay-Barrington Securities c/o FSI, P.O. Box 26305, Richmond, VA 23260-6305.

                         ** Rupay-Barrington Securities may recommend brokers
                   who have dealer agreements with Rupay-Barrington Securities for potential stockholders residing in states in which Rupay-Barrington Securites is not registered.

                        Orders mailed to Rupay-Barrington Securities c/o FSI by
                   dealers or individual investors are effected at the offering price next computed after the purchase order accompanied by payment has been received by FSI. Such payment must be by check in U.S. currency drawn on a commercial bank in the U.
                   S. Any subscription may be rejected by Rupay-Barrington Securities or by the Fund.

                         Shares  also may be  purchased  through  an  investment
                   dealer, bank or other institution. The Fund may enter into an arrangement with such institution to process purchase orders or redemption requests for its customers with the Fund on an expedited basis, including requesting Share redemptions by telephone. Although these arrangements might permit one to effect a purchase or redemption of Fund Shares through the institution more quickly than would otherwise be possible, the institution may impose charges for its services. These charges could constitute a significant portion of a smaller account, and might not be in a stockholder's best interest. Shares of the Fund may be purchased or redeemed directly from the Fund without imposition of any charges other than those described in the Prospectus.

                         Investors should promptly check the confirmation advice
                   that is mailed after each purchase (or redemption) to insure that it has been accurately recorded in the investor's account.

                         Cumulative  Quantity Discount.  The schedule of reduced
                   sales commissions also may be applied to qualifying sales on a cumulative basis. For this purpose, the dollar amount of the sale is added to the higher of: (i) the value (calculated at the applicable offering price); or (ii) the purchase price of any other Shares of the Fund owned at that time by the investor. For example, if the investor held Shares valued at $20,000 (or, if valued at less than $20,000, had been purchased for $20,000) and purchased an additional $10,000 of the Fund's Shares, the sales commission for the $10,000 purchase would be at the rate of 3%. It is Rupay-Barrington Securities' policy to give investors the best sales commission rate possible; however, there can be no assurance that an investor will receive the appropriate discount unless, at the time of placing the purchase order, the investor or the dealer makes a request for the discount and gives Rupay-Barrington Securities sufficient information to determine whether the purchase will qualify for the discount. On telephone orders from dealers for the purchase of Shares to be registered in "street name," FSI will accept the dealer's instructions with respect to the applicable sales commission rate to be applied. The cumulative quantity discount may be amended or terminated at any time. Any money market funds which may be offered now or in the future will not qualify for the cumulative quantity discount (See Stockholder Services -- Exchange Privileges).

                         Letter  of  Intent.  Investors  may also  reduce  sales
                   charges on all investments by means of a Letter of Intent ("LOI") which expresses the investor's intention to invest a certain amount within a 13-month period in the Fund's Shares. The minimum initial investment under an LOI is 5% of the total LOI amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Such escrowed Shares will be registered in the stockholder's name and will continue to earn any dividends and capital gains paid by the Fund. Dividends declared on escrowed Shares will be paid to the stockholder or as otherwise instructed by the stockholder. The escrowed Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchase in determining whether the LOI has been completed. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of the purchase. The stockholder must instruct the transfer agent upon making subsequent purchases that such purchases are subject to an LOI. All dividends and capital gains of the Fund that are invested in additional Shares are applied to the LOI. Investors electing to purchase Shares pursuant to a LOI should contact Rupay-Barrington Securities at 1-800-688-1688.

                         Group  Purchases.  An  individual  who is a member of a
                   qualified group may also purchase Shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Shares previously purchased and still owned by the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $225,000 of the Fund Shares and now were investing $50,000, the sales charge would be 2%. Information concerning the current sales charge applicable to a group may be obtained by contacting Rupay-Barrington Securities at 1-800 688-1688.

                         A  "qualified  group"  is one  which:  (i) has  been in
                   existence for more than six months; (ii) has a purpose other than acquiring Fund Shares at a discount; and (iii) satisfies uniform criteria which enable Rupay-Barrington Securities to realize economies of scale in its costs of distributing Shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Rupay-Barrington Securities, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

                         Net Asset  Value  Purchases.  Shares of the Fund may be
                   purchased at a price equal to the net asset value per Share of the Fund without imposition of a sales commission by the following persons: (i) dealers who initiate and are responsible for purchases of $1 million or more; (ii) trustees or other fiduciaries purchasing securities for certain retirement plans with assets of $10 million or more;
                   (iii) directors, trustees and officers of the investment companies sponsored by Rupay-Barrington Financial and its affiliates (collectively, the "Rupay-Barrington Group"), directors, officers and employees (current or retired) in the Rupay-Barrington Group (and their families), and retirement plans established by the Rupay-Barrington Group for employees; (iv) companies exchanging shares with or selling assets to the Fund pursuant to a merger, acquisition or exchange offer; (v) dealers or brokers who have a sales agreement with Rupay-Barrington Securities for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their families) that certify to Rupay-Barrington Securities at the time of purchase that such purchase is for their own account (or for the benefit of their families); (vi) insurance company separate accounts;
                   (vii) accounts managed by the Rupay-Barrington Group affiliates; and (viii) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund.

                         Shares  of the Fund may  also be  purchased  at a price
                   equal to the net asset value per Share of the Fund by employee benefit plans qualified under Section 401 of the Code, including salary reduction plans qualified under
                   Section 401(k) of the Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Rupay-Barrington Securities. Currently, those criteria require that the employer establishing the plan have 500 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund totals at least $1 million. Employee benefit plans not qualified under Section 401 of the Code may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups described above under "Group Purchases" which enable Rupay-Barrington Securities to realize economies of scale in its sales efforts and sales-related expenses.

                         Shares of the Fund may be purchased at a price equal to
                   the net asset value per Share of the Fund by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Rupay-Barrington Securities. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund must total at least $1 million. Orders for such accounts will be accepted by mail accompanied by a check, or by wire transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

OPENING A NEW      Minimum initial investment:    $2,000
ACCOUNT AND
PURCHASING         By Mail: Send your New Account Form and check by Regular,
SHARES                    Express, Registered, or Certified Mail, to:
Checks payable to                 Rupay-Barrington Growth Fund
Rupay-Barrington                  Account Services
Growth Fund                       c/o FSI
                                  1500 Forest Avenue, Suite 111
                                  Richmond, VA  23229

Fund Serve         Information  regarding Fund Serve  eligibility
Eligibility        may be obtained by contacting  Rupay-Barrington Securities at
                   1-800- 688-1688.

PURCHASING         Minimum  subsequent investment: $100
ADDITIONAL
SHARES

Stockholder        By Wire: Call Stockholder Services and use the Wire Address
Services           below.
1-800-628-4077
                   Wire Address
                   (to give to
                   your bank): Crestar Bank
                              Richmond, VA
                              ABA #051000020
                              CREDIT:  201648180
                              FURTHER CREDIT: Rupay-Barrington Growth
                              Fund Purchase Account

                    By Mail:   Indicate your account number and the name of the
                          Fund on your check. (Please use the additional investment portion (tear-off stub) from a confirmation statement.)

COMPLETING THE     Tax Identification Number.  We must have your correct
NEW ACCOUNT        social security or corporate tax identification number and a
FORM               signed New Account Form or W-9 Form.  Otherwise, federal law requires the Fund to withhold 31% of your dividends, capital gain distributions, and upon redemption or exchange of your Shares and may subject you to a fine.

You must provide  You also will be  prohibited from opening another account.  If
your Tax ID       this information is not received within 60 days after your
number and sign   account is established, the Fund will begin withholding.
the New Account
Form
                         Services. By signing up for services on the New Account
                   Form, rather than after the account is opened, you will avoid having to complete a separate form and obtain a signature guarantee (See Conditions of Your Purchase -- Signature Guarantees.

NET ASSET VALUE,         Net Asset Value per Share of the Fund.  The net asset
PRICING AND        value per Share of the Fund, or Share price, for the Fund, is
EFFECTIVE DATE     determined at the close of trading normally 4:00 p.m. Eastern
                   Time each  day the  New York Stock Exchange is open.  The
                   Fund's Share price is calculated by subtracting its
                   liabilities from its total assets and dividing the result by
                   the total number of Shares of the Fund outstanding.   Among
                   other things, the Fund's liabilities include accrued expenses and dividends payable,and its total assets include portfolio securities valued at market as well as income accrued but not yet received.

If your order is     Purchased Shares are priced at the net asset value per
received before    Share of the Fund on that day plus sales charge if your
4:00 p.m. Eastern request is received before 4:00 p.m. Eastern Time in good Time in good order,order. If received later than 4:00 p.m. Eastern time shares
you will receive   will be priced at the net asset value per Share of the Fund
that day's net     on the next business  day plus  sales charge.  We cannot
asset value        accept requests which specify a particular date for purchase or which specify any special conditions.

                         Redemptions are priced at the net asset value per Share
                   of the Fund on that day if your request is received before 4:00 p.m. Eastern Time in good order. if received after 4:00 p.m. Eastern Time, Shares will be priced at the net asset value per Share of the Fund on the next business day. Requests mailed to any of our offices must be forwarded to Richmond, Virginia and will not be effective until received there in good order. Also, we cannot accept requests which specify a particular date for redemption or which specify any special conditions. If your redemption request cannot be accepted, you will be notified and given further instructions.

                         The Fund reserves the right to change the time at which
                   purchases, redemptions and exchanges are priced if the New York Stock Exchange closes earlier than 4:00 p.m. Eastern Time.

REDEEMING              By Phone:   Call Stockholders Services at 1-800-628-4077.
SHARES If you find our phones busy during unusually volatile markets, please consider placing your order by express mail.

                        Redemption proceeds can be mailed or wired to your bank.
                   The Fund's bank charges a $25.00 fee for all wire redemptions, subject to change without notice. Your bank may also charge you for receiving wires.

                         By Mail:  Indicate  account  name(s) and numbers,  fund
                   name(s), and exchange or redemption amount. For exchanges, mail to the attention of the Fund you are exchanging from and indicate the Fund(s) you are exchanging to (See Stockholder Services --

                   Exchange Privileges). The signature of all owners exactly as registered, and possibly a signature guarantee (See Conditions of Your Purchase -- Signature Guarantees).


                         Note: Distributions from retirement accounts, including
                   IRAs, must be in writing. For employer-sponsored retirement accounts, call Stockholder Services or your plan administrator for instructions.

                         Repurchase    of    Shares.     The    Fund,    through
                   Rupay-Barrington Securities, also repurchases Shares through securities dealers. The Fund normally will accept orders to repurchase such Shares by wire from dealers for their customers at the net asset value per Share of the Fund next computed after the dealer has received the stockholder's request for repurchase, if the dealer received such request before closing time of the NYSE on that day. Dealers have the responsibility of submitting such repurchase requests by calling not later than 4:00 p.m. Eastern Time on such day in order to obtain that day's applicable redemption price. Repurchase of Shares is for the convenience of stockholders and does not involve a charge by the Fund; however, securities dealers may impose a charge on the stockholder for transmitting the notice of repurchase to the Fund. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect stockholders seeking redemption through the repurchase procedure; however, such stockholders may redeem Shares other than through repurchase. Ordinarily payment will be made to the securities dealer within seven days after receipt of a repurchase order in "Good Order" as set forth above. The Fund will also accept, from member firms of the NYSE, orders to repurchase Shares by wire or telephone with a redemption request signed by the stockholder, provided the member firm indemnifies the Fund and Rupay-Barrington Securities from any liability resulting from the absence of the stockholder's
                   signature.   Forms  for  such  indemnity agreement  can be
                   obtained by contacting Rupay-Barrington Securities at 1-800-688-1688.

                         Stock  Certificates.  To  facilitate  redemptions  and
                   transfers, stockholders will not receive stock certificates. Evidence of ownership will be given by issuance of periodic account statements which will show the number of Shares owned.

                         Systematic Withdrawal Plan. Stockholders owning $10,000
                   or more of the Fund Shares may elect to have periodic redemptions from their accounts to be paid on a monthly basis. The minimum periodic payment is $100. A sufficient number of Shares to make the scheduled redemption will be redeemed on the 25th day of the month. Redemptions for the purpose of making such payments may reduce or even exhaust your account if the monthly redemption payments exceed the dividends, interest and capital appreciation, if any, on your Shares. A stockholder may request that these payments be sent to a predesignated bank or other designated party.

                         Amounts  paid  to  you   pursuant  to  the   Systematic
                   Withdrawal Plan are not a return on your investment. Payments to you pursuant to the Systematic Withdrawal Plan are derived from the redemption of Shares in your account and are taxable transactions on which gain or loss may be recognized for federal, state and city income tax purposes.

RECEIVING YOUR           Generally, redemption proceeds will be mailed to the
PROCEEDS address you designated on your New Account Form or wired to your bank the next business day after receiving your redemption request in good order. In addition, under unusual conditions, or when deemed to be in the best interests of the Fund, redemption proceeds may not be sent for up to seven calendar days after your request is received to allow for the orderly liquidation of securities. Requests by mail for wire redemptions (unless previously authorized) must have a signature guarantee.

DIVIDENDS AND          The Fund normally distributes all net income and capital
DISTRIBUTIONS      gains to stockholders.  Dividends from net investment income
                   will be  declared  and  paid  semi-annually.   Distributions
                   from capital gains, if any, are normally declared in December and paid in early January.  Dividends and capital gains
                   declared by  the  Fund  will  be  reinvested   unless  you
                   choose  an alternative payment option on the New Account
                   Form. Dividends not reinvested are paid by check or ACH transfer. Your bank must be a member of the National
                   Automatic  Clearing  House Association.  If the U.S.  Postal
                   Service cannot deliver your check, then your dividends will be held by the Fund and will not be reinvested.

CONDITIONS OF            Account Balance.  If, as a result of redemptions, your
YOUR PURCHASE      account drops below $1,000 for three months or more, the Fund has the right to close your account, after giving 60 days notice, unless you make additional investments to bring your account value to $1,000 or more.

                         Nonpayment.  If your check or wire does not clear,  you
                   will be responsible for any loss the Fund incurs. If you are already a stockholder, the Fund can redeem Shares from any identically registered account in this Fund as reimbursement for any loss incurred.

                         Non-U.S. Bank Checks.  Checks drawn on foreign banks
                   must be in U.S. dollars and have the routing number of the U.S. bank indicated on the check.

                         Redemptions in Excess of $250,000.  Redemption proceeds
                   are normally paid in cash. However, if you redeem more than $250,000, or 1% of the Fund's net assets, in any 90-day period, the Fund may in its discretion: (i) pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Fund's assets with securities owned by the Fund; or (ii) delay the transmission of your proceeds for up to five business days (but in no event more than seven calendar days) after your request is received. In the event the Fund elects to pay any portion of your redemption proceeds with Fund securities, you will bear the market risk associated with the ownership of such securities and the brokerage costs associated with the disposition of any such securities.

                         Signature Guarantees.  A signature guarantee is
                   designed to protect you and the Fund by verifying your signature. You will need a signature guarantee to:
                    (1)  Establish certain services after the account is opened.
                    (2) Redeem over $5,000 by written request if you do not have telephone redemption services.
                    (3) Redeem or exchange Shares when someone who is not a registered owner of the account will receive the proceeds, or when proceeds are being sent to a bank account not listed on your fund account.
                    (4)  Transfer Shares to another owner.
                    (5) Send us written instructions asking us to wire redemption proceeds.

                         These requirements may be waived or modified in certain
                   instances.

                         "Eligible  guarantors"  are:  national or state  banks,
                   savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; national securities exchanges, registered securities associations and clearing agencies; or brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers. We cannot accept guarantees from institutions or individuals who do not provide reimbursement in the case of fraud, such as notary public.

                         Fifteen-Day Hold. The mailing of proceeds on redemption
                   requests involving any Shares recently purchased by personal, corporate or government check may be delayed by the Fund's Transfer Agent for a period of up to 15 calendar days after the purchase date, pending a determination that the check has cleared or funds have been received. Proceeds of redemption requests sent by mail or telegram will be mailed no later than the seventh day following receipt unless the check has not cleared. The clearing period does not apply to purchases made by wire or cashier's, treasurer's, or certified checks.

                         The Fund and its  agents  reserve  the  right  to:  (i)
                   reject any purchase or exchange and cancel any purchase due to nonpayment; (ii) waive or lower the investment minimums;
                   (iii) accept initial purchases by telephone or telegram; (iv) waive the limit on subsequent purchases by telephone; (v) reject any purchase or exchange prior to receipt of the confirmation statement; (vi) redeem your account (see Tax Identification Number); and (vii) modify the conditions of purchase at any time.

STOCKHOLDER             The following is a brief summary of our services,  some
SERVICES of which may be restricted or unavailable to retirement plan accounts. Services may be modified at any time without notice.

Be sure to sign up    Exchange Privileges.  Shares of one fund of the Company
for all telephone  may be exchanged for Shares of other funds of the Company.
services on the    Exchanges of Shares will be made at their relative net asset
New Account Form.  value.  Shares may only be exchanged if the amount being exchanged satisfies the minimum investment required and the stockholder is a resident of a state where Shares of the appropriate Fund are qualified for sale. Investors should note that an exchange may result in a taxable event.
                   Exchange privileges may be terminated, modified or suspended by the Fund upon 60 days notice to stockholders.

                         Telephone   Exchange  and  Redemption   Services.   All
                   telephone calls to Stockholder Services, including transaction-related calls to Stockholder Services are recorded in order to protect you, the Fund, and its agents. You may elect to effect exchanges or redemptions by telephone. By establishing telephone exchange or redemption services, you authorize us to: (i) redeem or exchange Shares from your account based on any instructions believed to be genuine; and (ii) honor any written instructions for a redemption or exchange without a signature guarantee (other than as required under Signature Guarantees). The Fund reserves the right to change or suspend these services upon 60 days prior written notice. The Fund and Rupay-Barrington Securities will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including reporting of instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the accountholder's Social Security Number, address and/or bank). To the extent that the Fund fails to use reasonable procedures as the basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

                         Automated Investment Program.  If your bank is a member
                   of the Automated Clearing House ("ACH") network, we offer a method of purchasing Fund Shares in amounts of $50 to $100,000 through automatic transfers from your bank account to your Fund account. Although the Fund does not impose any additional fees for automatic transfers, your bank may impose a fee for such services. See "Net Asset Value, Pricing and Effective Date" for additional information.

                         Wire Transfers. Bank-Fund transfers can be made through
                   bank wires (a $25.00 charge applies to all wire redemptions). While this is usually the quickest transfer method, the Fund reserves the right to temporarily suspend wires under unusual circumstances.


TAXES

Form 1099-DIV            Taxes on Dividends and Distributions.  In January, the
will be mailed to  Fund will mail you Form 1099-DIV indicating the federal tax
you in January     status  of  your  dividends  and capital gain distributions.
                   Generally, dividends and  distributions  are  taxable  in the
                   year  they   are   paid.  However,  any   dividends    and
                   distributions paid in January but declared  during the prior three  months are  taxable in the year  they are  declared.
                   Dividends  and  distributions  are taxable to you  regardless of whether they are taken in cash  or  reinvested.  Dividends
                   and  short-term   capital  gains  are  taxable  as  ordinary
                   income; distributions from long-term capital gains are taxable as long-term capital gains. The capital gains holding period for such distributions is determined by the length of time the Fund has held the securities, not the length of time you owned Fund shares.

                         Taxes on  Redemptions  (Shares  Sold or  Exchanged).  A
                   redemption or exchange of Fund Shares is treated as a sale for tax purposes which will result in a short or long-term capital gain or loss, depending on how long you have owned the Shares. In January, the Fund will mail you Form 1099-B indicating the date of and proceeds from all sales and exchanges.

                         Taxes on Undistributed Income and Gains. At the time of
                   purchase, the Share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable, even though they represent a portion of the price you paid for your shares.

                         Tax-Qualified    Retirement    Plans.     Tax-qualified
                   retirement plans generally will not be subject to federal tax liability on either distributions from the Fund or redemption of Shares of the Fund. Rather, participants in such plans will be taxed when they begin taking distributions from the plans.

THE FUND AND ITS       The Fund is a diversified open-end series of the Company,
MANAGEMENT         an investment company organized as a Maryland corporation and registered with the Securities and Exchange  Commission under the Investment Company Act of 1940 as a diversified, open-end investment  company,  commonly  known as a  "mutual  fund." A mutual fund, such as the Fund,  enables  stockholders to: (i)
                   obtain professional management of investments,  including the
                   Investment  Advisor's  proprietary  research;  (ii) diversify their  portfolio to a greater  degree than would be generally possible if they were  investing as  individuals  and thereby reduce,  but not  eliminate  risks;  and (iii)  simplify  the record keeping and reduce  transaction  costs associated with investments.  The  Board  of  Directors  of the  Company  has
                   overall  responsibility  for  management  of  the  Fund.  The
                   SAI identifies the directors and  officers of the Company abd provides  information  about them.  The  Company  issues one class of capital  stock,  all shares of which  have  equal
                   rights  with  regard to voting, redemptions,   dividends,
                   distributions,  and  liquidations.  Fractional  shares have voting  rights  and  participate  in any distribution and
                   dividends.  Stockholders  have no preemptive or conversion rights.  When issued, the  shares  of  each  series  of the
                   Company,   including   the  Fund   will   be  fully  paid,
                   nonassessable  and  redeemable.  Shares of the Company do not have cumulative voting rights. The Company does not routinely
                   hold   annual   meetings   of   stockholders.   However,   if
                   stockholders representing at least 10% of all votes of the Company entitled to vote so desire, they may call a special meeting of stockholders of the Company for the purpose of voting on the question of the removal of any director(s). The total authorized capital stock of the Company consists of 1,000,000,000 shares, each share having a par value of $0.01.
                   As of the date of this Prospectus, Rupay-Barrington Financial owned ten Shares of the Fund.

                   Fund Advisor. The Investment Advisor, a wholly owned subsid-iary of Rupay-Barrington Financial, manages the Fund's investments. Subject to the authority of the Board of Directors, the

                   Investment Advisor provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Company. The Investment Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Company's Board of Directors. The Investment Advisor's portfolio manager for the Fund, Jill H. Travis, has been rendering investment counsel, utilizing investment strategies similar to that of the Fund, to other growth mutual funds since 1993. Ms. Travis is primarily responsible for the day-to-day management of the Fund's portfolio and has been managing the Fund since its inception. Ms. Travis is chief portfolio strategist for Amelia Earhart Capital Management, Inc. and was portfolio manager of the Amelia Earhart Eagle Equity Fund from inception in March 1993 until the fund closed in December 1997. Ms. Travis is currently portfolio manager of the Regional Opportunity Fund and is affiliated with CityFund Advisory, Inc. Ms. Travis has been an independent business and financial consultant, primarily to financial institutions and mutual funds, since 1991, a licensed certified financial planner since 1988 and mutual fund portfolio manager since 1993. Ms. Travis' professional credentials include 20 years of senior management experience as an investment and banking executive. Ms. Travis received a Masters of Business Administration degree from Wayne State University and a Bachelor of Science degree in Business Administration from Valparaiso University.

                         Investment Services.  Rupay-Barrington Securities, a
                   wholly-owned subsidiary of Rupay-Barrington Financial, is the distributor for the Fund.

                         Transfer and Dividend Disbursing Agent.  Fund Services
                   Inc. ("FSI") serves the Fund as transfer agent and dividend disbursing agent. FSI's main office is in Richmond, Virginia and may be contacted at FSI, P.O. Box 26305, Richmond, Virginia 23260-6305.

                         FSI will perform the  transfer and dividend  disbursing
                   agent functions as well as: (i) certain stockholder services for all accounts, for which FSI may be paid fees totaling approximately $1,000 per month; (ii) and calculation of daily Share price and maintenance of portfolio and general accounting records of the Fund, for which Commonwealth Fund Accounting, Inc. may be paid fees totaling approximately $1,250 per month.

FUND EXPENSES            Fund Expenses.  Fund expenses include: the management
AND MANAGEMENT     fee; stockholder servicing fees and expenses; custodian and
FEES               accounting fees and expenses; legal and auditing fees;
                   expenses of preparing and printing prospectuses and stockholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses. In addition, the expenses of organizing, registering, and qualifying its shares under federal, state, and other securities laws will be charged to the Fund's operations, as an expense, over a period not to exceed 60 months.

                         Rupay-Barrington  Financial  has  agreed  to  bear  any
                   expenses for the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to average net assets to exceed 1.85%. This guarantee is not subject to later reimbursement.

                         Management Fee. The Fund pays its Investment Advisor an
                   investment management fee equal to .80% of the Fund's net assets ("Management Fee").

                         Distribution Plan and Agreement. The Fund has adopted a
                   Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Company to compensate
                   Rupay-Barrington Securities for services provided and expenses incurred by it in promoting the sale of Shares of the Fund, reducing redemptions, and maintaining or improving services provided to stockholders by Rupay-Barrington Securities or dealers. The Plan provides for payments by the Fund to Rupay-Barrington Securities at the annual rate of 0.35% of the Fund's average net assets subject to the authority of the Company's Board of Directors to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined from time to time by the Company's Board of Directors. At present, the Company's Board of Directors has approved payments under the Plan for the purpose of compensating Rupay-Barrington Securities for services provided and reimbursing Rupay-Barrington Securities for expenses incurred and payments made by it to dealers whose stockholder accounts with the Fund equal or exceed $500,000, as described below, subject to the overall limitation that payments under the Plan shall not exceed a maximum annual rate of 0.35% of average net assets. The Plan may not be amended to materially increase the costs which the Fund may bear for distribution pursuant thereto without stockholder approval.

                         Dealers whose stockholder  accounts with the Fund equal
                   or exceed $500,000 are paid a continuing trailer fee by Rupay-

                   Barrington Securities at the annual rate of 0.25% of the value of the Shares purchased in those stockholder accounts, as adjusted to reflect redemptions. This fee is paid in order to promote selling efforts and to compensate dealers for providing certain services, including processing purchase and redemption transactions, establishing stockholder accounts and providing certain information and assistance with respect to the Fund.

Information contained herein subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective.
This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                     Subject to Completion, dated May 5, 1998




                RUPAY-BARRINGTON VALUE EQUITY FUND
                            PROSPECTUS
                           July__, 1998


Investment         Rupay-Barrington Value Equity Fund (the "Fund") is a
Objective:         diversified, open-end series of Rupay-Barrington Total Return
                   Fund,  Inc.,  a series  company and a  registered  management investment company (the "Company").  The Company issues one class of capital  stock in a number of  series,  of which the shares  of the Fund are one such  series  (the  shares of the
                   Fund  being  referred  to herein as the  "Shares").  The Fund invests in a portfolio of equity securities (typically common stocks  and  securities  which  carry the right to buy common
                   stocks)   that   Rupay-Barrington   Advisors,   Inc.   (the
                   "Investment Advisor") believes have strong fundamentals and low prices relative to their prior price histories. The Fund is designed for investors primarily seeking the potential for capital appreciation and income over the long term. See
                   "Investment Program."

Purchase of        Please complete and return the New Account Form.  If you need
Shares:            assistance in completing this Form,please call our Stock-
                   holder Services Department (see below). The Fund's Shares may be purchased at a price equal to their net asset value plus a sales commission not exceeding 4.50% of the offering price.
                   The minimum initial investment is $2,000 ($100 minimum for subsequent investments).

Prospectus         This Prospectus sets forth basic information about the Fund
Information:       that a prospective investor ought to know before investing.
                   Investors should  read  this   Prospectus  and  retain  it
                   for  future reference.  A Statement of Additional Information
                   ("SAI") for the Fund  dated  July __,  1998,  which  contains additional  information about the Fund has been filed with the Securities and Exchange  Commission  (the "SEC") and is
                   incorporated in its  entirety  by  reference in, and  made a part  of,  this  Prospectus.  The SAI is available without charge upon request from Rupay-Barrington Securities
                   Corporation ("Rupay-Barrington  Securities"),  an  affiliate of the Fund. 1000 Ballpark Way, Suite 207-A, Arlington, Texas
                   76011.   The SEC maintains a Web site (http://www.sec.gov)
                   which contains the SAI, material incorporated by reference and other information regarding the Fund.

Stockholder        1-800-628-4077 (8:30 A.M. to 5:00 P.M. Eastern Time)
Services Department:


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION,

PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                RUPAY-BARRINGTON VALUE EQUITY FUND

                         TABLE OF CONTENTS

                                                               Page


INVESTMENT OBJECTIVE..............................................1


INVESTMENT PROGRAM................................................1


SPECIAL RISK CONSIDERATIONS.......................................2


OFFERING PRICE AND SUMMARY OF FUND EXPENSES.......................3


RISK FACTORS......................................................5


INVESTMENT POLICIES...............................................6


FUNDAMENTAL AND OTHER INVESTMENT POLICIES.........................9


PERFORMANCE INFORMATION..........................................11


HOW TO BUY SHARES................................................11


OPENING A NEW ACCOUNT AND PURCHASING SHARES......................15


PURCHASING ADDITIONAL SHARES.....................................15


COMPLETING THE NEW ACCOUNT FORM..................................15


NET ASSET VALUE, PRICING AND EFFECTIVE DATE......................16


REDEEMING SHARES.................................................16


RECEIVING YOUR PROCEEDS..........................................18


DIVIDENDS AND DISTRIBUTIONS......................................18


CONDITIONS OF YOUR PURCHASE......................................18


STOCKHOLDER SERVICES.............................................20


TAXES ...........................................................21


THE FUND AND ITS MANAGEMENT......................................21


FUND EXPENSES AND MANAGEMENT FEES................................23

INVESTMENT
OBJECTIVE
                         The Fund seeks capital  appreciation  by investing in a
                   diversified portfolio of equity securities (typically common stocks and securities which carry the right to buy common stocks), which the Investment Advisor believes have strong fundamentals and low prices relative to their prior price histories. See "Investment Program."

                         The Fund's  Share price will  fluctuate  with  changing
                   market conditions. Therefore, your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

                         The Fund's  investments  are managed by the  Investment
                   Advisor.

INVESTMENT             The Fund is designed  for  investors  primarily  seeking
PROGRAM the potential for capital appreciation and income over the the long term. The Fund's investment in common stocks is intended to provide sufficient capital growth to offset the erosive effects of inflation. For an IRA, retirement plan, or other long-term investment, the Fund offers an investment program which seeks to provide attractive returns over the long term.

                        To  achieve  its  investment  objective,  the Fund will
                   normally invest substantially all of its assets in equity securities (primarily common stocks). While the actual portfolio mix may vary depending on the Investment Advisor's short-term and long-term assessments of market conditions, the Fund will not attempt to time short-term moves in the market. The Fund will invest at least 60% of its total assets and may invest up to 100% of its total assets in equity securities, except for the purpose of effecting temporary defensive strategies which could be up to one full year.

                         The Fund's investment  philosophy is to invest by using
                   a value and contrarian approach. Value investing means selecting equity securities with strong fundamentals and low prices relative to past price histories. Contrarian investing means selecting troubled industries and companies when out of favor and when the level of downside risk is at a perceived minimum.

                         At  times  the   Investment   Advisor  may  judge  that
                   conditions in the securities market make pursuing the Fund's basic investment strategy inconsistent with the best interests of its stockholders. At such times, the Fund may temporarily use alternative investment strategies, primarily designed to reduce fluctuation of the value of the Fund's
                   assets.   In   implementing   these   temporary    defensive
                   strategies, the Fund may in some instances maintain cash reserves on a temporary basis equal to 80% of its assets for one full year.

                         The Fund will make common stock  investments  primarily
                   in established companies which the Investment Advisor believes to exhibit good prospects for capital appreciation and income.

                         See   "Investment   Policies"   for  a  more   detailed
                   description of the Fund's investments.

SPECIAL RISK             The Fund may or may not be a suitable or appropriate
CONSIDERATIONS     investment for all investors.  The Fund is not intended to be a complete investment program  and there can be no  assurance that the Fund will achieve its investment  objective.  To the extent  that a  major  portion  of the  Fund's  portfolio  is invested in equity  securities,  it may be expected  that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The U.S.
                   stock  market  tends to be cyclical  with  periods when stock prices  generally  rise and  periods  when  prices  generally
                   decline.    The   Fund    may    invest    in    small    and
                   medium-capitalization stocks. Small-capitalization stocks are generally  classified as having an aggregate  market value of
                   approximately   $30   million   to   $800   million,    while
                   medium-capitalization  stocks  are  classified  as  having an aggregate market value  capitalization of approximately  $800 million to $5 billion.  Traditionally,  such stocks have been more volatile in price than the large-capitalization  stocks.
                   Among the reasons for the greater  price  volatility of these securities are the less certain  growth  prospects of smaller companies,  the lower  degree of liquidity in the markets for such  stocks,  and  the  greater  sensitivity  of  small  and
                   medium-sized   companies  to  changing  economic  conditions.
                   Besides  exhibiting  greater  volatility,  small  and  medium company stocks may, to some degree,  fluctuate  independently of larger company stocks. Small and medium company stocks may decline in price as large  company  stocks  rise,  or rise in
                   price  as  large   company   stocks   decline.   For  a  more
                   comprehensive   discussion  of  the  risks   associated  with
                   investing in the Fund,  see "Risk  Factors"  and  "Investment
                   Policies."

OFFERING  PRICE      The offering price to the public on purchases of the Fund's
AND SUMMARY OF     Shares made at one time by a single  purchaser,  by an
FUND EXPENSES      individual, his spouse and their children under the age of 21 or by a single trust or fiduciary account other than an employee plan, is the net asset value per Share of the Fund plus a sales commission not exceeding 4.50% of the offering price (equivalent to 4.71% of the net asset value), which is reduced on larger sales as shown below:


                       Total Sales Commission*

                                              As a
                     As a Percentage of    Percentage of      Portion of Total
Amount of Single     Offering Price of   Net Asset Value of   Offering Price
Sale at Offering     the Fund's Shares   the Fund's Shares   Retained by Dealer
    Price               Purchased            Purchased

Less than $25,000                4.50%          4.71%              3.75%
$25,000 but less than $250,000   3.00%           3.09%              2.40%
$250,000 but less than $500,000  2.00%           2.04%              1.55%
$500,000 but less than 1,000,000 1.00%           1.01%              0.75%
$1,000,000 or more                none            none              see below*


--------------------


*     At  the  discretion  of  Rupay-Barrington  Securities,  the  entire  sales
      commission  may  at  times  be  reallowed  to  dealers.   Rupay-Barrington
      Securities also may, at its expense, provide additional promotional incentives or payments to dealers that sell the Fund's Shares. In some instances, the full reallowance, incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of Shares. When 90% or more of the sales commission is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

** The following commissions will be paid by Rupay-Barrington Securities to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans of oganizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.

      A sales commission equal to 4.00% of the offering price (4.17% of the net asset value) is applicable to all purchases of Shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.


                             Shown below are all the  expenses and fees the Fund
                       is expected to incur. Such expenses and fees are expressed as a percentage of average Fund net assets. The table and Example are provided for purposes of assisting prospective stockholders in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.


                                               EXPENSE TABLE



                             Stockholder Transaction Expenses
                             Maximum Sales Load Imposed on Purchases
                             (as a percentage of Offering Price).....  4.50%
                             Maximum Sales Load Imposed on Reinvested
                             Dividends..................................None
                             Deferred Sales Load on Redemptions.........None
                             Redemption Fees............................None*

                             Annual Fund Operating Expenses (as a percentage of average net assets)
                             Management Fees........................0.80% **
                             12b-1 Fees.............................0.35%***
                             Other Expenses (audit, legal, stockholder services,
                               transfer agent and custodian based on estimated amounts for the first full fiscal year)................................0.70%
                             Total Fund Operating Expenses .........1.85%


          Example
          You would pay the following expenses      1 Yr     3yrs
          on a $1,000 investment, assuming (1)
          5%  average annual return and (2)
          redemption at the end of each time period: $63     $101

                             --------------------



                             * The information in the table does not reflect a charge of $25 that may be imposed for the transfer of redemption proceeds by wire. ** The Management Fee is higher than that charged by many other mutual funds. *** Long-term stockholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. See "Fund
                             Expenses and Management Fees."   A trailer fee
                             of .25% of the .35% 12b-1 fee will be paid by Rupay-Barrington Securities to dealers whose stockholder accounts with the Fund equal or exceed $500,000.

                             THE   EXAMPLE    SHOULD   NOT   BE   CONSIDERED   A
                       REPRESENTATION OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.
                       Federal regulations require the Example to assume a 5% annual return. Actual returns will vary.




                             No  projection  can be made with  respect  to total
                       expenses to be incurred in future years of operation. The Rupay-Barrington Financial Group, Inc. ("Rupay-Barrington Financial") has agreed to limit the operational expense to be paid by the Fund during its first five years of operations, by paying such fees and expenses as exceed 1.85% during each of such first five years of operation. More information about these expenses may be found under
                       "Fund   Expenses   and Management Fee."

RISK FACTORS            All investments involve risk.  There can be no guarantee
                  against loss resulting from an investment in the Fund, nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates. Because of its investment policy, the Fund may or may not be a suitable or appropriate investment for all investors. The Fund is not a money market fund and is not an appropriate investment for those investors whose primary objective is principal stability. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There are risk considerations other than those disclosed herein described in the SAI.

                        To  the  extent  that a  major  portion  of  the  Fund's
                  portfolio is invested in equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The U.S. stock market tends to be cyclical with periods when stock prices generally rise and periods when prices generally decline. The Fund may invest in small and medium-capitalization stocks. Small-capitalization stocks are generally classified as having an aggregate market value of approximately $30 million to $800 million, while medium-capitalization stocks are classified as having an aggregate market value capitalization of approximately $800 million to $5 billion. Traditionally, such stocks have been more volatile in price than the large-capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small and medium-sized companies to changing economic conditions. Besides exhibiting greater volatility, small and medium company stocks may, to some degree, fluctuate independently of larger company stocks. Small and medium company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

                        Foreign Investing. The Fund may invest in the securities
                  of foreign issuers, but intends to limit any such investments to not more than 15% of its assets. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issues. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign broker commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investment, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).

INVESTMENT              TYPES OF INVESTMENTS.  The Fund's investments
POLICIES include, but are not limited to, the equity and fixed income securities described below.

                        Equity Securities.   The Fund may invest in equity
                  securities of domestic and foreign entities. For a general discussion of the equity securities in which the Fund may invest see "Fundamental and Other Investment Policies."

                        Fixed  Income  Securities.  The Fund may invest in fixed
                  income securities of any type that are considered investment grade (e.g., AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P"), or Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. ("Moody's")), or, if not rated, are of equivalent investment quality as determined by the Investment Advisor. Debt Securities within the top credit categories (e.g., AAA and AA by S&P) comprise what are generally known as high-quality bonds. Medium grade bonds (e.g., BBB by S&P or Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds. In light of the possible risks associated with an economic downturn, medium grade bonds are considered speculative in some respects. The Fund has no current intent to purchase any security which at the time of purchase is rated below investment grade or, if not rated, is not of equivalent investment quality. Such policy will not preclude the Fund from retaining a security whose credit quality is downgraded to a non-investment grade level after purchase. In no event will the Fund purchase or hold non-investment grade securities if as a result such securities would, in the aggregate, comprise 5% or more of the Fund's net assets.

                        A fixed  income  security's  yield  is determiend by
                  calculating the fixed annual interest of the security as a percent of its current price. The price (the fixed income security's market value) increases or decrease in response to changes in market interest rate levels, thereby adjusting the fixed incoem security's yield Therefore, fixed income security prices generally move in the opposite direction of interest rates.

                        Movements  in interest  rates  typically  have a greater
                  effect on the prices of longer fixed income securities than on those with shorter maturities. The following table illustrates the effect of a one percentage point change in interest rates on a $1,000 bond with a 7% coupon.

                                                      Principal value if rates:

                                     Maturity           Increase 1%  Decrease 1*

Intermediate fixed income            5 years               $959          $1,043
security
Long-term fixed income              20 years               $901          $1,116
security

                        The other types of fixed income  securities in which the
                  Fund may invest include the securities described below.

                        Asset-Backed  Securities.  Asset-backed  securities  are
                  securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g. trade receivables). Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The Fund may invest in asset-backed securities which are rated in one of the two highest rating categories by a nationally recognized rating agency such as Standard & Poor's Corporation, Moody's Investors Services, nc. or Duff & Phelps, or if not so rated, of equivalent investment quality in the opinion of the Investment Advisor. Certain of the asset-backed securities in which the Fund may invest include automobile and credit card receivable securities. See the "Investment Objectives and Policies" section of the SAI for a more detailed discussion of asset-backed securities.

                     Bonds.  The quality of a bond is measured by credit risk --
                  the ability of the issuer to meet interest and principal payments on a timely basis. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. High-quality bonds involve less credit risk and typically offer a lower yield than bonds of low quality.

                        Convertible Securities and Preferred Stock. The Fund may
                  invest in preferred equity securities and/or debt and equity securities convertible into or exchangeable for common equity securities. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on the company's earnings and assets before common stock owners, but after debt owners. It is not anticipated that the investment quality of the preferred equity or debt convertible securities in which the Fund may invest will be rated; however, the Fund will not invest in securities that the Investment Advisor does not deem to be investment grade.

                        Mortgage  Obligations.  The Fund may invest in  mortgage
                  obligations issued or guaranteed by non-governmental entities as well as the U.S. Government, its agencies or instrumentalities. Such mortgage obligations may include, but are not limited to, collateralized mortgage obligations, which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities ("CMOs"), principal obligations ("POs"), interest obligations ("IOs") and other mortgage-backed securities. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. Risks associated with investment in mortgage obligations include, but are not limited to, principal  volatility,  fluctuations  in  interest  rates  and prepayment. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments in the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities, which prepayments could have an adverse impact on the Fund's overall yield. CMOs may also be less marketable than other securities.

                        Other Fixed Income Securities.  Certain of the other
                  fixed income securities in which the Fund may invest include, but are not limited to, the following: U.S. Government Obligations (debt securities issued by the U.S. Treasury);U.S. Government Agency Securities (securities issued or guaranteed by U.S. Government sponsored enterprises and federal agencies); Bank Obligations (certificates of deposit, bankers' acceptances, and other debt obligations); and Savings and Loan Obligations (negotiable certificates of deposit and other debt obligations of savings and loan associations).

                       Other Securities.  Other securities in which the Fund may
                  invest include,  but are not limited to, the following:

                        Futures  Contracts and Options.  The Fund may enter into
                  futures contracts (or options thereon) to hedge all or a portion of its portfolio, as a hedge against changes in prevailing levels of interest rates or currency exchange rates, or as an efficient means of adjusting its exposure to the bond, stock and currency markets. The Fund will limit its use of futures contracts so that no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on such contracts. The Fund may write covered call and put options and purchase put and call options on securities, financial indices, and currencies, also for hedging purposes. The aggregate market value of the Fund's portfolio securities or currencies covering call or put options will not exceed 25% of the Fund's net assets. Futures contracts and options can be highly volatile and could result in reduction of the Fund's total return, and the Fund's attempt to use such investments for hedging purposes may not be successful. The Fund could suffer substantial and even unlimited losses if the prices of its futures contracts and options were poorly correlated with its other investments, or if it could not close out its position because of an illiquid secondary market. For additional information regarding the risks that may be associated with futures contracts and options, see "Investment Objective and Policies -- Special Risks of Transactions in Futures Contracts" in the SAI.

                        Repurchase   Agreements.   The  Fund  may   enter   into
                  repurchase agreements with a well-established securities dealer or a bank that is a member of the Federal Reserve System. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund may experience costs and delays in liquidating the underlying security which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

FUNDAMENTAL             Fundamental Investment Policies.  As a matter of
AND OTHER         fundamental policy, the Fund will not, among other things: (i)
INVESTMENT        purchase a security of any issuer if, as a result it would a)
POLICIES          cause the Fund to have 25% or more of its total assets
                  concentrated in any one industry, or (b) with respect to 50% of its assets, cause the Fund's holdings of any issuer to amount to more than 5% of the Fund's total assets or cause the Fund to own more than 10% of the outstanding voting securities of any issuer provided that, as an operating policy, the Fund will not purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (ii) borrow money,except temporarily from banks to facilitate redemption requests, in amounts exceeding 30% of its total assets valued at market; or
                  (iii) in any manner transfer as collateral for indebtedness any securities owned by the Fund except in connection with permissible borrowings, which in no event will exceed 30% of the Fund's total assets valued at market. For the purpose of realizing income, as a fundamental policy, the Fund may lend securities with a value of up to 30% of its total assets to domestic broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned; however, such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. See
                  "Investment Restrictions -- Fundamental Policies" in the SAI.

                        Other  Investment  Policies.  As a matter  of  operating
                  policy, the Fund will not, among other things: (i) purchase securities of an issuer if, as a result, (a) more than 10% of the value of the Fund's net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days, or other securities which are not readily marketable or (b) more than 5% of the value of the Fund's total assets would be invested in the securities of unseasoned issuers which at the time of purchase have been in operation for less than three years, including predecessors and unconditional guarantors; (ii) purchase securities when money borrowed exceeds 5% of the Fund's total assets; (iii) purchase or hold the securities of other investment companies if, as a result: (a) the Fund owns, in the aggregate, more than 3% of the total outstanding voting stock in such investment companies; (b) securities issued by such investment companies are in excess of 5% of the value of the Fund's total assets; or (c) more than 10% of the value of the Fund's assets would be invested in such investment companies; (iv) purchase interests in oil, gas or other mineral exploration or development programs; (v) purchase warrants, valued at the lower of cost or market, if, as a result, more than 5% of the value of the Fund's net assets would be invested in warrants, more than 2% of which are not listed on the New York Stock Exchange, American Stock Exchange or The Nasdaq National Market, and (vi) purchase POs and IOs, if, as a result, more than 5% of the value of the Fund's net assets would be invested in POs and IOs. In addition, the Fund may establish and maintain cash reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. For a discussion of the Fund's temporary defensive strategy see "Investment Program." The Fund's reserves may be invested in domestic money market instruments including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt issues, and repurchase agreements.

                        Portfolio Turnover.  Generally, the Fund does not intend
                  to purchase securities for short-term trading; however, when circumstances warrant, securities may be sold without regard to the length of time held. The Fund cannot accurately predict its annual turnover rate for its portfolio.

                        Further  Information.  The Fund's investment program and
                  policies, discussed above, are subject to further restrictions and risks which are described in the SAI. The Fund's investment objective and investment program, unless otherwise specified, are not fundamental policies and may be changed without stockholder approval. Stockholders will be notified of any material change in such program. Fundamental policies may be changed only with stockholder approval.

PERFORMANCE             Total Return Performance.  The Fund may advertise total
INFORMATION       return figures on both a compound average annual and
                  cumulative basis. Cumulative total return compares the amount invested at the beginning of a period with the amount redeemed at the end of the period, assuming the reinvestment of all dividends and capital gain distributions. The compound average annual total return, derived from the cumulative total return figure, indicates a yearly average of the Fund's performance. The annual compound rate of return for the Fund may vary from its average annual return.

                        Total Return Components.  The total return from the Fund
                  consists of the change in its net asset value per Share of the Fund and the income it generates. The net asset value of the Fund will be affected primarily by changes in stock values and interest rate levels, the maturity and credit quality of the Fund's debt securities, as well as changes in the values of foreign currencies.

                        Yield.  The Fund may advertise a yield figure derived by
                  dividing the Fund's net investment income per Share (as defined by applicable SEC regulations) during a 30-day base period by the maximum offering price on the last day of the base period.

HOW TO BUY              Shares of the Fund may be purchased on any Business Day
SHARES            (as defined below) at the offering price through any broker
                  which   has   a dealer   agreement   with Rupay-Barrington
                  Securities++, the Principal Underwriter of the Fund's Shares, or directly from Rupay-Barrington Securities upon receipt of a completed New Account Form and a check ade payable to Rupay-Barrington Value Equity Fund, by the Fund's transfer Agent, Fund Services, Inc. ("FSI"), 1500 Forest Avenue, Suite
                  111,   Richmond, VA   23229,  Attention:    Rupay-Barrington
                  Value Equity Fund Account Services. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Richmond (the "FRB") is open for business. The minimum initial purchase order is $2,000 with subsequent investments of $100 or more.

                        With   respect   to   telephone   orders   placed   with
                  Rupay-Barrington Securities by dealers, the dealer must receive the investor's order before the close of the NYSE and transmit it to FSI by 4:00 p.m., Eastern Time, for the investor to receive that day's offering price. Payment for such orders must be by check in U.S. currency and must be promptly submitted to Rupay-Barrington Securities c/o FSI, P.O. Box 26305, Richmond, VA 23260-6305.

                        ++ Rupay-Barrington Securities may recommend brokers
                  who have dealer agreements with Rupay-Barrington Securities for potential stockholders residing in states in which Rupay-Barrington Securities is not registerd.

                       Orders mailed to Rupay-Barrington  Securities c/o FSI by
                  dealers or individual investors are effected at the offering price next computed after the purchase order accompanied by payment has been received by FSI. Such payment must be by check in U.S. currency drawn on a commercial bank in the U.S.
                  Any   subscription   may  be  rejected   by   Rupay-Barrington
                  Securities or by the Fund.

                        Shares  also  may be  purchased  through  an  investment
                  dealer, bank or other institution. The Fund may enter into an arrangement with such institution to process purchase orders or redemption requests for its customers with the Fund on an expedited basis, including requesting Share redemptions by telephone. Although these arrangements might permit one to effect a purchase or redemption of Fund Shares through the institution more quickly than would otherwise be possible, the institution may impose charges for its services. These charges could constitute a significant portion of a smaller account, and might not be in a stockholder's best interest. Shares of the Fund may be purchased or redeemed directly from the Fund without imposition of any charges other than those described in the Prospectus.

                        Investors should promptly check the confirmation  advice
                  that is mailed after each purchase (or redemption) to insure that it has been accurately recorded in the investor's account.

                        Cumulative Quantity Discount.  The schedule of reduced
                  sales commissions also may be applied to qualifying sales on a cumulative basis. For this purpose, the dollar amount of the sale is added to the higher of:(i)the value (calculated at the applicable offering price);or (ii)the purchase price of any other Shares of the Fund owned at that time by the investor. For example, if the investor held Shares valued at $20,000 (or, if valued at less than $20,000, had been purchased for $20,000) and purchased an additional $10,000 of the Fund's Shares, the sales commission for the $10,000 purchase would be at the rate of 3.0%. It is Rupay-Barrington Securities' policy to give investors the best sales commission rate possible; however, there can be no assurance that an investor will receive the appropriate discount unless, at the time of placing the purchase order, the investor or the dealer makes a request for the discount and gives Rupay-Barrington Securities sufficient information to determine whether the purchase will qualify for the discount. On telephone orders from dealers for the purchase of Shares to be registered in "street name," FSI will accept the dealer's instructions with respect to the applicable sales commission rate to be applied. The cumulative quantity discount may be amended or terminated at any time. Any money market funds which may be offered now or in the future will not qualify for the cumulative quantity discount (See Stockholder Services -- Exchange Privileges).

                        Letter  of  Intent.  Investors  may  also  reduce  sales
                  charges on all investments by means of a Letter of Intent ("LOI") which expresses the investor's intention to invest a certain amount within a 13-month period in the Fund's Shares. The minimum initial investment under an LOI is 5% of the total LOI amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Such escrowed Shares will be registered in the stockholder's name and will continue to earn any dividends and capital gains paid by the Fund. Dividends declared on escrowed Shares will be paid to the stockholder or as otherwise instructed by the stockholder. The escrowed Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchase in determining whether the LOI has been completed. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of the purchase. The stockholder must instruct the transfer agent upon making subsequent purchases that such purchases are subject to an LOI. All dividends and capital gains of the Fund that are invested in additional Shares are applied to the LOI. Investors electing to purchase Shares pursuant to a LOI should contact Rupay-Barrington Securities at 1-800-688-1688.

                        Group  Purchases.  An  individual  who is a member  of a
                  qualified group may also purchase Shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Shares previously purchased and still owned by the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $225,000 of Fund Shares and now were investing $50,000, the sales charge would be 2%. Information concerning the current sales charge applicable to a group may be obtained by contacting Rupay-Barrington Securities at 1-800-688-1688.

                        A  "qualified  group"  is one  which:  (i)  has  been in
                  existence for more than six months; (ii) has a purpose other than acquiring Fund Shares at a discount; and (iii) satisfies uniform criteria which enable Rupay-Barrington Securities to realize economies of scale in its costs of distributing Shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Rupay-Barrington Securities, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

                        Net  Asset  Value  Purchases.  Shares of the Fund may be
                  purchased at a price equal to the net asset value per Share of the Fund without imposition of a sales commission by the following persons: (i) dealers who initiate and are responsible for purchases of $1 million or more; (ii) trustees or other fiduciaries purchasing securities for certain retirement plans with assets of $10 million or more; (iii) directors, trustees and officers of the investment companies sponsored by Rupay-Barrington Financial and its affiliates (collectively, the "Rupay-Barrington Group"), directors, officers and employees (current or retired) in the Rupay-Barrington Group (and their families), and retirement plans established by the Rupay-Barrington Group for employees;
                  (iv) companies exchanging shares with or selling assets to the Fund pursuant to a merger, acquisition or exchange offer; (v) dealers or brokers who have a sales agreement with Rupay-Barrington Securities for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their families) that certify to Rupay-Barrington Securities at the time of purchase that such purchase is for their own account (or for the benefit of their families); (vi) insurance company separate accounts; (vii) accounts managed by the Rupay-Barrington Group affiliates; and (viii) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund.

                        Shares  of the  Fund may  also be  purchased  at a price
                  equal to the net asset value per Share of the Fund by employee benefit plans qualified under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Rupay-Barrington Securities. Currently, those criteria require that the employer establishing the plan have 500 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund totals at least $1 million. Employee benefit plans not qualified under Section 401 of the Code may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups described above under "Group Purchases" which enable Rupay-Barrington Securities to realize economies of scale in its sales efforts and sales-related expenses.

                        Shares of the Fund may be  purchased at a price equal to
                  the net asset value per Share of the Fund by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Rupay-Barrington Securities. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund must total at least $1 million. Orders for such accounts will be accepted by mail accompanied by a check, or by wire transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

OPENING A NEW     Minimum initial investment:    $2000
ACCOUNT AND
PURCHASING        By Mail: Send your New Account Form and check by Regular,
SHARES                   Express, Registered, or Certified Mail, to:
Checks payable to                Rupay-Barrington Value Equity Fund
Rupay-Barrington                 Account Services
Value Equity Fund                c/o FSI
                                 1500 Forest Avenue, Suite 111
                                 Richmond, VA  23229

Fund Serve        Information  regarding Fund Serve eligibility may
Eligibility       be  obtained  by  contacting  Rupay-Barrington  Securities  at
                  1-800-688-1688.

PURCHASING        Minimum  subsequent investment: $100
ADDITIONAL
SHARES

Stockholder        By Wire:  Call Stockholder Services and use the Wire Address
Services           below.
1-800-628-4077

                   Wire Address
                  (to give to
                  your bank):Crestar Bank
                             Richmond, VA
                             ABA #051000020
                             CREDIT:  201648180
                             FURTHER CREDIT: Rupay-Barrington Value
                             Equity Fund Purchase Account

                  By Mail: Indicate your account number and the name of the Fund on your check. (Please use the additional investment portion (tear-off stub) from a confirmation statement.)

COMPLETING THE             Tax Identification Number.  We must have your correct
NEW ACCOUNT       social security or corporate tax identification number and a
FORM              signed New Account Form or W-9 Form.  Otherwise, federal law requires the Fund to withhold 31% of your dividends, capital
You must provide  gain distributions, and upon redemption or exchange of your
your Tax ID       Shares and may subject you to a fine.  You also will be
number and sign   prohibited from opening another account.  If this information
the New Account   is not received within 60 days after your account is
Form              established, the Fund will begin withholding.

                        Services.  By signing up for services on the New Account
                  Form, rather than after the account is opened, you will avoid having to complete a separate form and obtain a signature guarantee (See Conditions of Your Purchase -- Signature Guarantees page).

NET ASSET VALUE,        Net Asset Value per Share of the Fund.  The net asset
PRICING AND       value per Share of the Fund, or Share price for the Fund, is
EFFECTIVE DATE    determined at the close of trading normally 4:00 p.m. Eastern
                  Time each day the New York Stock Exchange is open. The  Fund's
                  Share price is calculated by subtracting its liabilities from its total assets and dividing the result by the total number of Shares of the Fund outstanding. Among other things, the Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued aT market as well as income accrued but not yet received.

If your order is        Purchased Shares are priced at the net asset value per
received before   Share of the Fund on that day, plus sales charge, if your
4:00 p.m. Eastern request is received before 4:00 p.m. Eastern Time in good
Time in good      order.  If received later than 4:00 p.m. Eastern Time Shares
order, you will   will be priced at the net asset value per Share of the Fund on
receive the net   the next business day, plus sales charge.  We cannot accept
asset value per   requests which specify a particular date for purchases or
share of the Fund which specify any special conditions.
on that day.
                        Redemptions  are priced at the net asset value per Share
                  of the Fund on that day if your request is received before 4:00 p.m. Eastern Time in good order. If received after 4:00 p.m. Eastern Time, Shares will be priced at the net asset value per Share of the Fund on the next business day.
                  Requests mailed to any of our offices must be forwarded to Richmond, Virginia and will not be effective until received there in good order. Also, we cannot accept requests which specify a particular date for redemption or which specify any special conditions. If your redemption request cannot be accepted, you will be notified and given further instructions.

                       The Fund reserves the right to change the time at which
                  purchases, redemptions and exchanges are priced if the New York Stock Exchange closes earlier than 4:00 p.m. Eastern Time.

REDEEMING               By Phone:  Call Stockholders Services at 1-800-628-4077.
SHARES If you find our phones busy during unusually volatile markets, please consider placing your order by express mail.

                        Redemption proceeds can be mailed or wired to your bank.
                  The Fund's bank charges a $25.00 fee for all wire redemptions, subject to change without notice. Your bank may also charge you for receiving wires.

                        By Mail:  Indicate  account  name(s) and  numbers,  fund
                  name(s), and exchange or redemption amount. For exchanges, mail to the attention of the Fund you are exchanging from and indicate the Fund(s) you are exchanging to (See Stockholder Services -- Exchange Privileges, page ). The signature of all owners exactly as registered, and possibly a signature guarantee (See Conditions of Your Purchase -- Signature Guarantees, page ).

                        Note:  Distributions from retirement accounts, including
                  IRAs, must be in writing. For employer-sponsored retirement accounts, call Stockholder Services or your plan administrator for instructions.

                        Repurchase of Shares. The Fund, through Rupay-Barrington
                  Securities, also repurchases Shares through securities dealers. The Fund normally will accept orders to repurchase such Shares by wire from dealers for their customers at the net asset value per Share of the Fund next computed after the dealer has received the stockholder's request for repurchase, if the dealer received such request before closing time of the NYSE on that day. Dealers have the responsibility of submitting such repurchase requests by calling not later than 4:00 p.m. Eastern Time on such day in order to obtain that day's applicable redemption price. Repurchase of Shares is for the convenience of stockholders and does not involve a charge by the Fund; however, securities dealers may impose a charge on the stockholder for transmitting the notice of repurchase to the Fund. The Fund reserves the right to reject any order for repurchase, which right of rejection might
                  adversely  affect stockholders  seeking   redemption  through
                  the repurchase procedure; however, such stockholders may redeem Shares other than through repurchase. Ordinarily payment will be made to the securities dealer within seven days after receipt of a repurchase order in "Good Order" as set forth above. The Fund will also accept, from member firms of the NYSE, orders to repurchase Shares by wire or telephone with a redemption request signed by the stockholder, provided the member firm indemnifies the Fund and Rupay-Barrington Securities from any liability resulting from the absence of the stockholder's signature. Forms for such indemnity agreement can be obtained from Rupay-Barrington Securities.

                        Stock  Certificates.   To  facilitate  redemptions  and
                  transfers, stockholders will not receive stock certificates. Evidence of ownership will be given by issuance of periodic account statements which will show the number of Shares owned.

                        Systematic Withdrawal Plan.  Stockholders owning $10,000
                  or more of the Fund Shares may elect to have periodic redemptions from their accounts to be paid on a monthly basis. The minimum periodic payment is $100. A sufficient number of Shares to make the scheduled redemption will be redeemed on the 25th day of the month. Redemptions for the purpose of making such payments may reduce or even exhaust your account if the monthly redemption payments exceed the dividends, interest and capital appreciation, if any, on your Shares. A stockholder may request that these payments be sent to a predesignated bank or other designated party.

                        Amounts   paid  to  you   pursuant  to  the   Systematic
                  Withdrawal Plan are not a return on your investment. Payments to you pursuant to the Systematic Withdrawal Plan are derived from the redemption of Shares in your account and are taxable transactions on which gain or loss may be recognized for federal, state and city income tax purposes.

RECEIVING YOUR          Generally, redemption proceeds will be mailed to the
PROCEEDS address you designated on your New Account Form or wired to your bank the next business day after receiving your redemption request in good order. In addition, under unusual conditions, or when deemed to be in the best interests of the Fund, redemption proceeds may not be sent for up to seven calendar days after your request is received to allow for the orderly liquidation of securities. Requests by mail for wire redemptions (unless previously authorized) must have a signature guarantee.

DIVIDENDS AND           The Fund normally distributes all net income and capital
DISTRIBUTIONS     gains to stockholders.  Dividends from net investment income will be declared and paid semi-annually. Distributions from capital gains, if any, are normally declared in December and paid in early January. Dividends and capital gains declared by the Fund will be reinvested unless you choose an alternative payment option on the New Account Form.
                  Dividends not  reinvested are paid by check or ACH  transfer.
                  Your bank must be a member of the  National  Automatic
                  Clearing House Association. If the U.S. Postal Service cannot deliver your check, then your dividends will be held by the Fund and will not be reinvested.

CONDITIONS OF           Account Balance.  If, as a result of redemptions, your
YOUR PURCHASE     account drops below $1,000 for three months or more, the Fund has the right to close your account, after giving 60 days notice, unless you make additional investments to bring your account value to $1,000 or more.

                        Nonpayment.  If your check or wire does not  clear,  you
                  will be responsible for any loss the Fund incurs. If you are already a stockholder, the Fund can redeem Shares from any identically registered account in this Fund as reimbursement for any loss incurred.

                        Non-U.S. Bank Checks.  Checks drawn on foreign banks
                  must be in U.S.dollars and have the routing number of the U.S. bank indicated on the check.

                        Redemptions in Excess of $250,000.  Redemption  proceeds
                  are normally paid in cash. However, if you redeem more than $250,000, or 1% of the Fund's net assets, in any 90-day period, the Fund may in its discretion: (i) pay the difference between the redemption amount and the lesser of $250,000 or 1% of the Fund's assets with securities owned by the Fund; or
                  (ii) delay the transmission of your proceeds for up to five business days (but in no event more than seven calendar days) after your request is received. In the event the Fund elects to pay any portion of your redemption proceeds with Fund securities, you will bear the market risk associated with the ownership of such securities and the brokerage costs associated with the disposition of any such securities.

                        Signature Guarantees.  A signature guarantee is designed
                  to protect you and the Fund by verifying your signature. You will need a signature guarantee to:
                       (1) Establish certain services after the account is opened.
                       (2) Redeem over $5,000 by written request if you do not have telephone redemption services.
                       (3) Redeem or exchange Shares when someone who is not a registered owner of the account will receive the proceeds, or when proceeds are being sent to a bank account not listed on your fund account.
                       (4)  Transfer Shares to another owner.
                       (5) Send us written instructions asking us to wire redemption proceeds.

                        These  requirements may be waived or modified in certain
                  instances.

                        "Eligible  guarantors"  are:  national  or state  banks,
                  savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; national securities exchanges, registered securities associations and clearing agencies; or brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers. We cannot accept guarantees from institutions or individuals who do not provide reimbursement in the case of fraud, such as notary public.

                        Fifteen-Day  Hold. The mailing of proceeds on redemption
                  requests involving any Shares recently purchased by personal, corporate or government check may be delayed by the Fund's Transfer Agent for a period of up to 15 calendar days after the purchase date, pending a determination that the check has cleared or funds have been received. Proceeds of redemption requests sent by mail or telegram will be mailed no later than the seventh day following receipt unless the check has not cleared. The clearing period does not apply to purchases made by wire or cashier's, treasurer's, or certified checks.

                        The Fund and its agents reserve the right to: (i) reject
                  any purchase or exchange and cancel any purchase due to nonpayment; (ii) waive or lower the investment minimums; (iii) accept initial purchases by telephone or telegram; (iv) waive the limit on subsequent purchases by telephone; (v) reject any purchase or exchange prior to receipt of the confirmation statement; (vi) redeem your account (see Tax Identification Number); and (vii) modify the conditions of purchase at any time.

STOCKHOLDER           The following is a brief summary of our services,  some of
SERVICES which may be restricted or unavailable to retirement plan accounts. Services may be modified at any time without notice.

Be sure to sign up     Exchange Privileges. Shares of one  fund of the  Company
for all telephone  may be exchagned for Shares of other funds  of the  Company.
services on the    Exchanges of Shares will be made at their relative net asset
New Account Form.  values.  Shares may only be exchanged if the amount  being exchanged satisfies the minimum investment required and the stockholder is a resident of a state where Shares of the appropriate Fund are qualified for sale. Investors should note that an exchange may result in a taxable event.
                   Exchange privileges may be terminated, modified or suspended by the Fund upon 60 days notice to stockholders.

                        Telephone   Exchange  and   Redemption   Services.   All
                  telephone calls to Stockholder Services, including transaction-related calls to Stockholder Services are recorded in order to protect you, the Fund, and its agents. You may elect to effect exchanges or redemptions by telephone. By establishing telephone exchange or redemption services, you authorize us to: (i) redeem or exchange Shares from your account based on any instructions believed to be genuine; and
                  (ii) honor any written instructions for a redemption or exchange without a signature guarantee (other than as required under Signature Guarantees). The Fund reserves the right to change or suspend these services upon 60 days prior written notice. The Fund and Rupay-Barrington Securities will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use such procedures as are considered reasonable, including reporting of instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the accountholder's Social Security Number, address and/or bank). To the extent that the Fund fails to use reasonable procedures as the basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

                        Automated  Investment  Program. If your bank is a member
                  of the Automated Clearing House ("ACH") network, we offer a method of purchasing Fund Shares in amounts of $50 to $100,000 through automatic transfers from your bank account to your Fund account. Although the Fund does not impose any additional fees for automatic transfers, your bank may impose a fee for such services. See "Net Asset Value, Pricing and Effective Date" for additional information.

                        Wire Transfers.  Bank-Fund transfers can be made through
                  bank wires (a $25.00 charge applies to all wire redemptions). While this is usually the quickest transfer method, the Fund reserves the right to temporarily suspend wires under unusual circumstances.


TAXES
Form 1099-DIV           Taxes on Dividends and Distributions.  In January, the
will be mailed to Fund will mail you Form 1099-DIV indicating the federal tax
you in January    status of your dividends and capital gain distributions.
                  Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year they are declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends and short-term capital gains are taxable as ordinary income; distributions from long-term capital gains are taxable as long-term capital gains. The capital gains holding period for such distributions is determined by the length of time the Fund has held the securities, not the length of time you owned
                  Fund Shares.

                        Taxes  on  Redemptions  (Shares  Sold or  Exchanged).  A
                  redemption or exchange of Fund Shares is treated as a sale for tax purposes which will result in a short or long-term capital gain or loss, depending on how long you have owned the Shares. In January, the Fund will mail you Form 1099-B indicating the date of and proceeds from all sales and exchanges.

                        Taxes on Undistributed  Income and Gains. At the time of
                  purchase, the Share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable, even though they represent a portion of the price you paid for your Shares.

                        Tax-Qualified Retirement Plans. Tax-qualified retirement
                  plans generally will not be subject to federal tax liability on either distributions from the Fund or redemption of Shares of the Fund. Rather, participants in such plans will be taxed when they begin taking distributions from the plans.

THE FUND AND ITS       The Fund is a diversified open-end series of the Company,
MANAGEMENT        an investment company organized as a Maryland corporation and registered with the Securities and Exchange  Commission  under the Investment Company Act of 1940 as a diversified,  open-end investment  company,  commonly  known  as a  "mutual  fund." A mutual fund, such as the Fund,  enables  stockholders  to: (i)
                  obtain professional  management of investments,  including the
                  Investment  Advisor's  proprietary  research;  (ii)  diversify their  portfolio  to a greater  degree than would be generally possible if they were  investing  as  individuals  and thereby reduce, but not eliminate risks; and (iii) simplify the record
                  keeping  and  reduce   transaction   costs   associated   with
                  investments. The Board of Directors of the Company has overall responsibility  for  management of the Fund.  The Statement of
                  Additional  Information  identifies the directors and officers of the  Company  and  provides  information  about  them.  The
                  Company issues one class of capital stock, all shares of which
                  have  equal   rights  with  regard  to  voting,   redemptions,
                  dividends, distributions, and liquidations.  Fractional shares have voting rights and  participate  in any  distribution  and dividends.  Stockholders  have  no  preemptive  or  conversion rights. When issued, the shares of each series of the Company, including  the Fund  will be  fully  paid,  nonassessable  and redeemable.  Shares  of the  Company  do not  have  cumulative voting  rights.  The Company  does not  routinely  hold annual
                  meetings   of   stockholders.    However,    if   stockholders
                  representing at least 10% of all votes of the Company entitled to  vote  so  desire,  they  may  call a  special  meeting  of stockholders  of the  Company for the purpose of voting on the
                  question  of  the  removal  of  any  director(s).   The  total
                  authorized   capital   stock  of  the   Company   consists  of
                  1,000,000,000  shares, each share having a par value of $0.01.
                  As of the date of this Prospectus, Rupay-Barrington Financial owned ten Shares of the Fund.

                        Fund Advisor.  The  Investment  Advisor,  a wholly owned
                  subsidiary of Rupay-Barrington Financial, manages the Fund's investments. Subject to the authority of the Board of Directors, the Investment Advisor provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Company. The Investment Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Company's Board of Directors. The Investment Advisor's portfolio manager for the Fund, Nelson J. Kjos, has been rendering investment counsel and utilizing investment strategies similar to that of the Fund, to other institutions and clients since 1966. Mr. Kjos is primarily responsible for the day-to-day management of the Fund's portfolio and has been managing the Fund since its inception. Mr. Kjos is President of Nelson Kjos & Co., Inc., a consultant, Director of Value Research, and Portfolio Manager for Rupay-Barrington Investment Advisory Services, Inc. Mr. Kjos has been an equity portfolio manager for thirty-two years for individuals, municipalities, corporations and pension and profit-sharing plans. Mr. Kjos is a graduate of the College for Financial Planning and the Life Underwriters Training Council. Mr. Kjos is the author of The Poet of Wall Street.

                        Investment Services.  Rupay-Barrington Securities, a
                  wholly-owned subsidiary of Rupay-Barrington Financial, is the distributor for this Fund.

                        Transfer and Dividend Disbursing Agent.  Fund Services
                  Inc. ("FSI") serves the Fund as transfer agent and dividend disbursing agent. FSI's main office is in Richmond, Virginia and may be contacted at FSI, P.O. Box 26305, Richmond, Virginia 23260-6305.

                        FSI will perform the  transfer  and dividend  disbursing
                  agent functions as well as: (i) certain stockholder services for all accounts, for which FSI may be paid fees totaling approximately $1,000 per month; (ii) and calculation of daily Share price and maintenance of portfolio and general accounting records of the Fund, for which Commonwealth Fund Accounting, Inc. may be paid fees totaling approximately $1,250 per month.

FUND EXPENSES           Fund Expenses.  Fund expenses include: the management
AND               fee; stockholder servicing fees and expenses; custodian and
MANAGEMENT        accounting fees and expenses; legal and auditing fees;expenses
FEES              or preparing and printing prospectuses and stockholder
                  reports; registration  fees and  expenses;  proxy  and  annual meeting  expenses,  if  any;  and  directors'  fees  and
                  expenses.  In addition,  the  expenses  of  organizing,
                  registering,   and qualifying  its  Shares  under  federal,
                  state,   and  other securities laws will be charged to the
                  Fund's operations, as an expense, over a period not to exceed 60 months.

                        Rupay-Barrington   Financial  has  agreed  to  bear  any
                  expenses for the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to average net assets to exceed 1.85%. This guarantee is not subject to later reimbursement.

                        Management Fee.  The Fund pays its Investment Advisor
                  an investment management fee equal to .80% of the Fund's net assets ("Management Fee").

                        Distribution Plan and Agreement.  The Fund has adopted a
                  Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Company to compensate Rupay-Barrington Securities for services provided and expenses incurred by it in promoting the sale of Shares of the Fund, reducing redemptions, and maintaining or improving services provided to stockholders by Rupay-Barrington Securities or dealers. The Plan provides for payments by the Fund to Rupay-Barrington Securities at the annual rate of 0.35% of the Fund's average net assets subject to the authority of the Company's Board of Directors to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined from time to time by the Company's Board of Directors. At present, the Company's Board of Directors has approved payments under the Plan for the purpose of compensating Rupay-Barrington Securities for services provided and reimbursing Rupay-Barrington Securities for expenses incurred and payments made by it to dealers whose stockholder accounts with the Fund equal or exceed $500,000, as described below, subject to the overall limitation that payments under the Plan shall not exceed a maximum annual rate of 0.35% of average net assets. The Plan may not be amended to materially increase the costs which the Fund may bear for distribution pursuant thereto without stockholder approval.

                        Dealers whose  stockholder  accounts with the Fund equal
                  or exceed $500,000 are paid a continuing trailer fee by Rupay-Barrington Securities at the annual rate of 0.25% of the value of the Shares purchased in those stockholder accounts, as adjusted to reflect redemptions. This fee is paid in order to promote selling efforts and to compensate dealers for providing certain services, including processing purchase and redemption transactions, establishing stockholder accounts and providing certain information and assistance with respect to the Fund.

Information contained herein is subject to completion or amendment. A regis-tration statement relating to these securities has been filed with the Securities and Exchange Commision. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

                   Subject to Completion, dated May 5, 1998




                   STATEMENT OF ADDITIONAL INFORMATION
                         Rupay-Barrington Growth Fund


                              A Series of
                RUPAY-BARRINGTON TOTAL RETURN FUND, INC.
                      1000 Ballpark Way, Suite 302
                        Arlington, TX  76011

                                PART B

     This Statement of Additional information ("SAI") is not a prospectus but should be read in conjunction with the Prospectus dated July ______, 1998 for Rupay-Barrington Growth Fund (the "Fund"), a diversified open-end series of Rupay- Barrington Total Return Fund, Inc. (the "Company"), a series company and regis- tered management investment company. Copies of the Fund's Prospectus may be obtained at no charge from Rupay-Barrington Securities Corporation, 1000 Ballpark Way, Suite 207A, Arlington, TX 76011 or by calling 1-800-628-4077.

     The date of this Statement of Additional Information in July _____, 1998.




                     [The Balance of This Page
                     Intentionally Left Blank]

                     RUPAY-BARRINGTON GROWTH FUND
                         TABLE OF CONTENTS


INVESTMENT OBJECTIVE AND POLICIES.................................1

      Investment Objective........................................1

      Investment Program..........................................1

        1. Fixed Income Securities................................2

             A. U.S. Government Obligations.......................2

             B. U.S. Government Agency Securities.................2

             C. Bank Obligations..................................2

             D. Savings and Loan Obligations......................2

             E. Asset-Backed Securities...........................2

             F. Mortgage Obligations..............................5

        2. Options................................................6

        3. Futures Contracts.....................................11

        4. Lending of Portfolio Securities.......................16

        5. Hybrid Commodity and Security Investments.............17

        6. Private Placements (Restricted Securities)............17

        7. Repurchase Agreements.................................18

        8. When-Issued Securities................................18

RISK FACTORS.....................................................19

      General....................................................19

      Debt Obligations...........................................20

INVESTMENT RESTRICTIONS..........................................20

      Fundamental Policies.......................................20

      Operating Policies.........................................21

      Redemption in Kind.........................................22

MANAGEMENT OF FUND...............................................22

      Compensation of Executive Officers and Directors...........24

PRINCIPAL HOLDERS OF SECURITIES..................................25

INVESTMENT MANAGEMENT SERVICES...................................25

      Management Fees............................................25

      Limitation on Fund Expenses................................25

DISTRIBUTOR FOR FUND.............................................26

      Sales Commission...........................................26

      Distribution Plan and Agreement............................27

CUSTODIAN........................................................27

PORTFOLIO TRANSACTIONS...........................................28

PRICING OF SECURITIES............................................29

DIVIDENDS........................................................30

NET ASSET VALUE PER SHARE........................................30

TAX STATUS.......................................................30

      Taxation of Foreign Stockholders...........................31

YIELD INFORMATION................................................31

      Investment Performance.....................................32

THE COMPANY'S CAPITAL STOCK......................................33

FEDERAL AND STATE REGISTRATION OF SHARES.........................34

LEGAL COUNSEL....................................................34

FINANCIAL STATEMENTS.............................................35

INDEPENDENT AUDITORS.............................................35

RATINGS OF CORPORATE DEBT SECURITIES.............................35

                 INVESTMENT OBJECTIVE AND POLICIES

      The following information supplements the discussion of the Fund's investment objective and policies as described in the Prospectus. Unless otherwise specified, the investment program, restrictions and operating policies of the Fund are not fundamental policies and are subject to change by its Board of Directors without stockholder approval. However, stockholders will be notified of a material change in the investment program, restrictions or operating policies. The fundamental policies of the Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund.

Investment Objective.

      The Fund invests in a diversified portfolio of equity securities (typically common stocks and securities which carry the right to buy common stocks). The Fund is designed for investors primarily seeking potential for capital appreciation from equity securities.

      The Fund's share price will fluctuate with changing market conditions; therefore, your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. The Fund cannot guarantee it will achieve its investment objective.

Investment Program.

      The Fund invests in equity securities.

      The Fund is designed for investors primarily seeking the potential for capital appreciation of common stocks over the long term. The Fund's investment in common stocks is intended to provide sufficient capital growth to offset the erosive effects of inflation.

      To achieve its investment objective, the Fund will normally invest substantially all of its assets in equity securities (primarily common stocks). While this portfolio mix may vary depending on the Investment Advisor's (as hereinafter defined) short-term and long-term assessments of market conditions, the Fund will not attempt to time short-term moves in the market. The Fund will invest at least 65% of its total assets and as much as 100% of its total assets in equity securities, except for the purpose of effecting temporary defensive strategies.

      The Fund's common stock investments will be concentrated primarily in established companies which are believed to exhibit good prospects for growth.

     The Fund's investment portfolio is managed by Rupay-Barrington Advisors, Inc. (the "Investment Advisor"). See "Management of Fund."

      The Fund also may invest in the securities described below:

1. Fixed Income Securities. Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

  A. U.S. Government Obligations. Debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

  B. U.S. Government Agency Securities. Securities issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.

  C. Bank Obligations. Certificates of deposit, bankers' acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. The Fund will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of the Investment Advisor, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such branches meet the foregoing requirements.

  D. Savings and Loan Obligations. Negotiable certificates of deposit and other debt obligations of savings and loan associations. The Fund will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System.

      The Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 10% of the value of its net assets would be invested in such securities or illiquid securities, including repurchase agreements maturing in more than seven days. See "Investment Restrictions".

   E. Asset-Backed Securities. As described in the Prospectus, the Fund may invest a portion of its assets in debt obligations known as "asset-backed securities" which are rated in one of the two highest rating categories by a nationally recognized rating agency such as Standard and Poor's Corporation, Moody's Investors Services, Inc. or Duff & Phelps, or if not so rated, of equivalent investment quality in the opinion of the Investment Advisor. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

      "Pass-through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "-Types of Credit Support," below.

      "Collateralized obligations" are asset-backed securities issued in the form of debt instruments and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

      There are various types of credit support for asset-backed securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to providing advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

      While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

      Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

      "Automobile Receivable Securities" are asset-backed securities backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

      Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

      "Credit Card Receivable Securities" are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

      Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

      The asset-backed securities backed by assets other than those described above may be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

     F.  Mortgage  Obligations.  The Fund may invest in  mortgage  obligations issued or guaranteed by non-governmental entities as well as the U.S. Government, its agencies or instrumentalities. Such mortgage obligations may include, but are not limited to, collateralized mortgage obligations, which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities ("CMOs"), principal obligations ("POs"), interest obligations ("IOs") and other mortgage-backed securities. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. Risks associated with investment in mortgage obligations include, but are not limited to, principal volatility, fluctuations in interest rates and prepayment. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments in the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities, which prepayments could have an adverse impact on the Fund's overall yield. CMOs may also be less marketable than other securities. The Fund will not invest in POs and IOs, if, as a result, more than 5% of the value of the Fund's net assets would be invested in POs and IOs.

2.  Options.

      Writing Covered Call Options. The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Investment Advisor's opinion, are not expected to make any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

      A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high grade debt obligations having a value equal to the fluctuating market value of the option securities or currencies. In order to comply with the requirements of the securities or currencies laws in several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call options or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

      Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call will be maintained in a segregated account of the Fund's custodian. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

      The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

      Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

      Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with a exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

      The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

      Writing Covered Put Options. The Fund may write covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. Government Securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance the current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

      Purchasing Put Options. The Fund may purchase put options on securities which give the Fund the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in value of its securities or currencies. An example of such use of put options is provided below.

      The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Investment Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

      The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remain equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

      To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This option will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

      Purchasing Call Options. The Fund may purchase call options, on various securities which give the Fund the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

      Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

      To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price would result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

      Dealer Options. The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

      Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contract party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the asset which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

      The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

      Federal Income Tax Treatment of Options. Certain option transactions have special tax results for the Fund. Listed non-equity options, including options on currencies will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the option. Gains or losses on unlisted currency options will not be subject to this treatment and will generally result in ordinary income or loss.

      In addition, losses on purchased puts and written covered calls, excluding "qualified covered call options" on equity securities, to the extent they do not exceed the unrealized gains on the securities or currencies covering the options, may be subject to deferral until the securities or currencies covering the options have been sold. The holding period of the securities covering these options will be deemed not to begin until the option is terminated. For securities covering a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security covering an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

      Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

3. Futures Contracts. The Fund may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

      Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell stock index futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities.

      Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

      The Fund will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal stock index, interest rate and currency futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for these purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

      Regulatory Limitations. The Fund will engage in transactions in financial futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

      In accordance with CFTC regulations, as an operating, non-fundamental policy, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the market value of the Fund's total assets; provided, however, that in the case of an option that is in the money at the time of purchase, the in the money amount may be excluded in calculating the 5% limitation. In instances involving the purchase of futures contracts and options thereon (less any related margin deposits), amounts will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby limiting amounts leveraged by the Fund in its use of such futures contracts and options. The segregated account the Fund maintains with the custodian to cover its futures or options positions will consist of cash, U.S. government securities or other liquid high-grade debt securities that, when added to the amounts or premiums deposited with respect to the futures contract or option, are equal to the market value of the underlying security not otherwise covered.

      As an alternative to bona fide hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of: (i) cash set aside in an identifiable manner or short-term U.S. securities segregated for this purpose;
(ii) cash  proceeds on existing  investments  due within  thirty (30) days;  and
(iii) accrued profits on the particular futures contract or option thereon.

      In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

      Trading in Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (units of a stock index, debt security or currency) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position; entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

      For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

      Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase), so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

      These subsequent payments, called variation margin, to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

      Although interest and currency futures contracts, by their terms, typically require actual future delivery of and payment for financial instruments or currencies, while stock index futures settle in cash, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transactions with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract; thus, the Fund could be required to make daily cash payments of variation margin. In addition, the inability of the Fund to enter into an offsetting transaction to close out its position could subject the Fund to substantial losses.

      As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one contract or September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

      Special Risks of Transactions in Futures Contracts

      Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

      Most United States futures exchanges have established limits in the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract an amount of money market instruments equal in value to the current value of the underlying instrument, less the margin deposit.

      Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or gain.

      Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities or currencies, the Fund would continue to hold securities or currencies subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities or currencies, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities or currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities or currencies which are the subject of the hedge. The Investment Advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have significant correlation with movements in the prices of the Fund's portfolio securities or currencies sought to be hedged.

      Successful use of futures contracts by the Fund for hedging purposes is also subject to the ability of the Investment Advisor to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index or indices, securities or currencies on which the futures are written might advance and the value of securities or currencies held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its portfolio securities or currencies. However, while this might occur to a certain degree, the Investment Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the securities or currencies underlying the futures, which are intended to correlate to the price movements of the portfolio securities or currencies sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting securities or currencies held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those securities or currencies that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities or currencies to meet daily variation margin requirements. Such sales of securities or currencies might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell securities or currencies at a time when it would be disadvantageous to do so.

      In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contract and the portion of the portfolio being hedged, the price movements of future contracts might not correlate perfectly with price movements in the underlying stock index, security or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirement in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Advisor might not result in a successful hedging transaction over a very short time period.

      Options on Futures Contracts. Options on futures are similar to options on securities or currencies except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position in the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

      Special Risks of Transactions in Options on Futures Contracts. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, securities, currencies or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities or currencies,; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange for the options (or in the class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

      Federal Tax Treatment of Futures Contracts. Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss recognized with respect to a futures contract will generally be 67% long-term capital gain or loss and 33% short-term capital gain or loss, without regard to the holding period of the contract.

      Futures contracts which are intended to hedge against a change in the value of securities or currencies may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities or securities indices may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition.

      In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent to which net gain realized from futures contracts on currencies is qualifying income for purposes of the 90% requirements. In addition, gains realized on the sale or other disposition of securities, including futures contracts on securities or securities indices and, in some cases, currencies, including futures contracts on currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

      The Fund will distribute to stockholders annually any net gains which have been recognized for federal income tax purposes from futures transactions
(including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains realized on the Fund's other investments. Stockholders will be advised of the nature of the payments.

      Additional Futures Contracts. Although the Fund has no current intention of engaging in financial futures transactions other than those described above, it reserves the right to do so. Such futures trading might involve risks which differ from those involved in the futures and options described above.

4. Lending of Portfolio Securities.

      For the purposes of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy. Securities loans will be made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent market to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. The cash collateral received by the Fund will be invested only in money market securities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Advisor to be of good standing and will not be made unless, in the judgment of the Investment Advisor, the consideration to be earned from such loan would justify the risk.

5.  Hybrid Commodity and Security Investments.

      Recently, instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Often these Hybrid Instruments are indexed to the price of a commodity or particular currency. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Examples of hybrid instruments in which the Fund may invest include swaps, options on swaps and inverse floaters.

     The risks of investing in Hybrid Instruments reflect a combination of the risks from investing in securities, futures and currencies, including volatility and lack of liquidity. (See the discussion of risks associated with transactions in futures contracts beginning on page 13 and forward commitments on page 18). Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between the Fund and the seller of the Hybrid Instruments, the creditworthiness of the contra party to the transaction would be a risk factor which the Fund would have to consider. Because Hybrid Instruments are illiquid, any investment in such instruments is subject to the Fund's restriction of investing no more than 10% of its assets in illiquid securities. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, or the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

 6. Private Placements (Restricted Securities)).

      The Fund may invest in restricted securities (privately placed debt securities) and other securities without readily available market quotations but will not acquire illiquid securities, including repurchase agreements which do not provide for payment within seven days, if as a result they would comprise more than 10% of the value of the Fund's net assets.

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 as amended (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a securities under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of
Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

      Notwithstanding the above, the Fund may purchase securities which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Investment Advisor, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 10% of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Investment Advisor will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Advisor could consider the: (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. In any event, the Fund will not purchase 144A securities if, as a result, more than 5% of the value of the Fund's net assets would be invested in 144A securities.

 7.  Repurchase Agreements.

      The Fund may enter into repurchase agreements through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing its rights.

8   When-Issued Securities.

      The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within 90 days of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Such when-issued securities may be sold prior to the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will maintain (and mark-to-market) liquid assets such as cash, U.S. government securities or other appropriate high-grade debt obligations equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

                           RISK FACTORS

      General. Because of its investment policy, the Fund may or may not be a suitable or appropriate investment for all investors. The Fund is not a money market fund and is not an appropriate investment for those investors whose primary objective is principal stability. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve these results. See "Management of Fund" and "Investment Management Services."

      Fluctuations in Net Asset Value. To the extent that a major portion of the Fund's portfolio is invested in equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The U.S. stock market tends to be cyclical with periods when stock prices generally rise and periods when prices generally decline. The Fund may invest in small and medium-capitalization stocks contained in the various technology indices. Small-capitalization stocks are generally classified as having an aggregate market value of approximately $30 million to $800 million, while medium-capitalization stocks are classified as having an aggregate market value of approximately $800 million to $5 billion. Traditonally, such small and medium-capitalization stocks have been more volatile in price than the large-capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small and medium-sized companies to changing economic conditions. Besides exhibiting greater volatility, small and medium company stocks, may to a degree, fluctuate independently of larger company stocks. Small and medium company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

      Debt Obligations. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

                      INVESTMENT RESTRICTIONS

     Fundamental policies of the Fund may not be changed without the approval by the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy. Other restrictions, in the form of operating policies, are subject to change by the Fund's Board of Directors without stockholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. (See also "Fundamental and Other Investment Policies" in the Prospectus.

      Fundamental Policies.

    As a matter of fundamental policy, the Fund may not:

    1.Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (3) below;

    2.Commodities. Purchase or sell commodities or commodity contracts, except that it may: (i) enter into futures contracts and options on futures contracts, subject to (3) below; and (ii) invest in instruments which have the characteristics of both futures contracts and securities;

    3.Futures Contracts. Enter into a futures contract or an option thereon, although the Fund may enter into financial futures contracts or options on financial futures contracts;

    4.Industry Concentration. Purchase the securities of any issuer if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

    5.Loans.  Make loans,  although  the Fund may:  (i)  purchase  money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed bonds, debentures, notes and other debt securities and purchase debt securities in private placements; and (iii) lend portfolio securities;

    6.Margin. Purchase securities on margin, except that the Fund may use short-term credit necessary for clearance of purchases of portfolio securities and make margin deposits in connection with futures contracts, subject to (3) above;

    7.Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and then such mortgaging, pledging or hypothecating may not exceed 30% of the Fund's total assets valued at market at the time of the borrowing;

    8.Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities;

    9.Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) provided that, as an operating policy, the Fund will not purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

   10.Real  Estate.  Purchase  or  sell  real  estate  or real  estate  limited partnerships (although it may purchase securities secured by real estate or interests therein, or issued by REITs (whether organized as corporations or as trusts) which invest in real estate or interests therein);

   11.Senior Securities.  Issue senior securities;

   12.Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program;

     Operating Policies. As a fundamental policy, the Fund may not invest in companies for the purpose of exercising management or control.

      Under the Investment Company Act of 1940, the Fund may not invest in any securities of any issuer which, in its most recent fiscal year, derived more than 10% gross revenues from "securities related activities," as defined by rules of the Investment Company Act of 1940, unless certain conditions are met. As a result of these restrictions, the Fund may not invest in the securities of certain banks, broker-dealers and other companies in foreign countries. If the Fund finds that this restriction prevents it from pursuing its investment objective, it may apply to the SEC for an order which would permit it to acquire such securities, but no assurance can be given that any such order will be granted. It is also possible the law in this area will change, in which case the Fund could have greater flexibility in the purchase of the securities of foreign banks, broker-dealers, and other companies.

      As a matter of operating  policy,  the Fund will not,  among other things:
(i) purchase securities of an issuer if, as a result, (a) more than 10% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days, or other securities which are not readily marketable or (b) more than 5% of the value of the Fund's total assets would be invested in the securities of unseasoned issuers which at the time of purchase have been in operation for less than three years, including predecessors and unconditional guarantors; (ii) purchase securities when money borrowed exceeds 5% of the Fund's total assets;
(iii) purchase or hold the securities of other investment companies if, as a result: (a) the Fund owns, in the aggregate, more than 3% of the total outstanding voting stock in such investment companies; (b) securities issued by such investment companies are in excess of 5% of the value of the Fund's total assets; or (c) more than 10% of the value of the Fund's assets would be invested in such investment companies; (iv) purchase interests in oil, gas or other mineral exploration or development programs; (v) purchase warrants, valued at the lower of cost or market, if, as a result, more than 5% of the value of the Fund's net assets would be invested in warrants, more than 2% of which are not listed on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market; and (vi) purchase POs and IOs, if, as a result, more than 5% of the value of the Fund's net assets would be invested in POs and IOs.

      Redemption in Kind. In the unlikely event a stockholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees generally would be incurred by the stockholder in the subsequent sale of such securities.

                        MANAGEMENT OF FUND

      The directors and executive officers of the Company as of March 31, 1998, are listed below. The address of each of Messrs. Bensler, Mao and Holman is c/o The Rupay-Barrington Financial Group, Inc., 1000 Ballpark Way, Suite 302, Arlington, TX 76011 ("Rupay-Barrington Financial"). The addresses of Messsrs. Newman and Wilkerson and Ms. Champine are 5429 Dana Point Drive, Arlington, TX 76017, 5518 Oak Branch Drive, Arlington, TX 76016 and 3516 Beagle Drive, Commerce, MI 48382, respectively. In the list below, the Company's directors who are considered "interested persons" of Rupay-Barrington Financial, as defined under Section 2(a) (10) of the Investment Company Act of 1940 are noted with an asterisk(*). These directors are referred to as inside directors by virtue of their directorship and/or employment with Rupay-Barrington Financial. No family relationship exists between the persons listed below.


Name                            Position
Fritz Bensler*                  President, Treasurer and Director
Larry S. Mao                    Senior Vice President-- Operations and Secretary
Dixon R. Holman                 Vice President
Bradley D. Newman               Director
Glen Wilkerson                  Director
Judy A. Champine                Director


     Fritz Bensler (age 41) is President, Treasurer and a Director of the Company and President and Portfolio Manager for Rupay-Barrington Advisors, Inc. a subsidiary of Rupay-Barrington Financial. From November 1995 until joining Rupay-Barrington Advisors in January 1997, Mr. Bensler was an equity security analyst and portfolio manager for JPJ Investment Management, Inc. ("JPJ"). From 1993 until joining JPJ, Mr. Bensler was a self-employed consultant. Mr. Bensler was a financial analyst with Martin Marietta Corp. from 1984 to 1991 where he analyzed sales and expense data for a division of the company. Mr. Bensler was a senior accountant for Pryor & Associates, P.C., C.P.A., a public accounting firm, from

     1980 to 1984. Mr. Bensler received a CPA certificate from the state of Colorado in 1983. Mr. Bensler received a Masters of Business Administration degree from Texas Christian University in 1993 and a Bachelor of Science degree in accounting from the University of Northern Colorado in 1980. Mr. Bensler is a member of the Denver Society of Security Analysts.

      Larry S. Mao (age 53) is Senior Vice President -- Operations and Secretary of the Company and operations manager of the San Francisco office of
Rupay-Barrington Financial. Mr. Mao was a Senior Vice President of the California National Bank from January 1993 until joining Rupay-Barrington Financial in December 1993, where his duties included managing loan portfolios and marketing financial products. Mr. Mao has been a director of California National Bank since July 1994. From 1989 until he joined the California National Bank, he was a Vice President, the Senior Lending Officer, and Chairman of the Management Loan Committee of America California Bank. Prior to this time, Mr. Mao served in senior executive positions at Western Federal Savings and Loan, National American Bank, Bank of Canton, and other financial institutions, where he managed loan portfolios, developed retail credit card services, and coordinated corporate strategic planning. Mr. Mao received a Bachelor of Arts degree in Economics and Mathematics from Park College, Missouri, and continued his education through the American Institute of Banking and Robert Morris Associates. Mr. Mao serves as President of his local Lions Club and Merchants Association and is active in many other civic programs.

      Dixon R. Holman (age 37) is Vice President of the Company and Vice President, Chief Operating Officer and a Director of Rupay-Barrington Financial. Mr. Holman has served as Vice President of JPJ Investment Management and its wholly-owned subsidiary, JPJ Asset Group, the majority stockholder of Rupay-Barrington Financial , since May 1996. Since 1983, and prior to joining JPJ, Mr. Holman served as a principal and senior officer of three investment management firms. He has also been active in the real estate investment and development industries. Mr. Holman's civic activities include services as a Director of the Arlington, Texas Chamber of Commerce and as an at-large Member of the Arlington City Council (population approx. 300,000). He also serves as President of the Arlington Housing Finance Corporation and acting President of the Tarrant County Junior College Foundation board.

     Bradley D. Newman (39) is a Director of the Company. Mr. Newman has been Property Tax Agent for Union Pacific Resources Group, Fort Worth, TX, since 1986. He is a certified public accountant, and a member of both the Council of Petroleum Accountant's Society and the Institute of Professionals in Taxation.

      Glen Wilkerson (60) is a Director of the Company. Mr. Wilkerson has held various sales and sales management positions with Hormel Food Corporation, Austin, MN, for the past 33 years.

     Judy A. Champine (51) is a Director of the Company. Ms. Champine has been Vice President and Co-Owner of Town Center Gallery, Novi, MI, since 1992. From 1991 to 1992, she served as the Graphic Services Manager of the National Board for Professional Teaching Standards, Detroit, MI.

     It is anticipated that an Executive Committee may be established consisting of two or more Directors. The Executive Committee would likely exercise all powers of the Directors except for those which require actions by all of the Directors or independent Directors under the Company's Articles of Amendment and Restatement as amended, Articles Supplementary or By-Laws or under applicable law.

Compensation of Executive Officers and Directors.

      The following table sets forth certain information with respect to the aggregate compensation paid by the Company during the fiscal year ended December 31, 1997 to the executive officers and directors of the Company.

                        COMPENSATION TABLE

---------------------------------------------------------------------------
     (1)            (2)           (3)            (4)             (5)
Name of Person, Aggregate    Pension or     Estimated Annual  Total Compensation
Position        Compensation Retirement      Benefits Upon    From Fund and Fund
                From Fund    Benefits Accrued Retirement      Complex Paid to
                             As Part of                       Directors
                             Fund Expenses
---------------------------------------------------------------------------

Fritz Bensler,    *          N/A            N/A            *
President

Frederick A. Wolf,+
Treasurer,
Director          *         N/A             N/A            *

Larry S. Mao, Senior
Vice President-Operations,
Secretary        *          N/A             N/A            *

Dixon R. Holman,
Vice President   *          N/A             N/A            *

Bradley D. Newman,
Director        **          N/A             N/A            **

Glen Wilkerson,
Director        **          N/A             N/A            **

Judy A. Champine,
Director        **        N/A             N/A            **

* Executive officers of the Company and directors of the Company, who are considered "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, do not receive compensation from the Company.

** Directors of the Company, who are not considered "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 may at sometime in the future receive, a fee for their services as outside directors of the Fund. As of the date of the registration statement which includes this SAI, such disinterested directors have received no compensation for their attendance at meetings of the Board of Directors.

+ Effective as of March 21,1998, Mr. Wolf resigned from the Company's Board of Directors and as Treasurer of the Company.

                  PRINCIPAL HOLDERS OF SECURITIES

     As of the date of the Statement of Additional Information, ten shares of the Fund were issued and outstanding, all of which shares were owned by Rupay-Barrington Financial. Rupay-Barrington Financial may be deemed to control the Fund by virtue of its ownership oF more than 25% of the outstanding shares of the Fund. No officer or director owned shares of the Fund.

                  INVESTMENT MANAGEMENT SERVICES

     The Fund's investment portfolio is managed by the Investment Advisor. The Investment Advisor is a wholly-owned subsidiary of Rupay-Barrington Financial. See "Management of Fund."

     The Investment Advisor has entered into an Investment Advisory Agreement with the Company. Under the Investment Advisory Agreement, the Investment Advisor provides discretionary investment services to the Fund. The Investment Advisor is responsible for supervising and directing the Fund's investments in equity and fixed income securities in accordance with the Fund's investment objectives, and restrictions as provided in the Prospectus and this Statement of Additional Information. The Investment Advisor also is responsible for effecting all securities transactions with respect to the Fund's portfolio on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. The Investment Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Investment Advisor attempts to obtain the best execution  for all  securities  brokerage  transactions.  In  addition  to these services, the Investment Advisor provides the Fund with certain corporate administrative services, including: maintaining the Company's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Company, such as the Company's custodian and transfer agent; assisting the Fund in the coordination of such custodian's and transfer agent's activities; and permitting the Investment Advisor's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund or the Company. The Investment Advisory Agreement also provides that the Investment Advisor, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

      Management Fees. The Fund pays the Investment Advisor a management fee (the "Management Fee") equal to .80% of the Fund's net assets per annum. The Management Fee is payable monthly on the first business day of the next succeeding calendar month and is calculated as described below.

      The monthly Management Fee is the sum of the daily fund fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the fund fee rate of .80% and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's Prospectus as of the close of business on the previous business day on which the Fund was open for business.

     Limitation on Fund Expenses. The Investment Advisory Agreement between the Company and the Investment Advisor provides that the Fund will bear all expenses of its operations not specifically assumed by the Investment Advisor. In the interest of limiting the expenses of the Fund during its initial period of operation, Rupay-Barrington Financial has agreed to bear any expenses for the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to average net assets to exceed 1.85%.

                       DISTRIBUTOR FOR FUND

      Rupay-Barrington Securities Corporation ("Rupay-Barrington Securities"), a Nevada corporation formed in 1993 as a wholly-owned subsidiary of Rupay-Barrington Financial Group, Inc., serves as the distributor of the Fund's shares. Rupay-Barrington Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. Rupay-Barrington Securities is located at the same address as the Fund -- 1000 Ballpark Way, Suite 207A, Arlington, TX 76011.

      Rupay-Barrington Securities serves as distributor to the Fund pursuant to an underwriting agreement ("Distribution Agreement"), which provides that the Fund will pay all fees and expenses in connection with registering and qualifying its shares under the various state "blue sky" laws, preparing, setting in type, printing, and mailing its prospectuses and reporting to stockholders, and issuing its shares, including expenses of confirming purchase orders.

      The Distribution Agreement provides that Rupay-Barrington Securities will pay all fees and expenses in connection with distributing prospectuses and reports for use in offering and selling Fund shares, preparing, setting in type, printing, and mailing all sales literature and advertising, Rupay-Barrington Securities' federal and state registrations as a broker-dealer, and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Rupay-Barrington Securities' expenses are paid by Rupay-Barrington Financial to the extent they exceed revenues.

      Sales Commission. Rupay-Barrington Securities acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are qualified and in which Rupay-Barrington Securities is qualified as a broker-dealer. Under the Distribution Agreement, Rupay-Barrington Securities accepts orders for Fund shares at net asset value. The following sales commission are paid by investors:


                       Total Sales Commission*
                                          As a Percentage
                       As a Percentage    of Net           Portion
                       of Offering        Asset Value      of Total
Amount of Single Sale  Price of the       of Shares        Offering Price
  at Offering Price    Shares Purchased   Purchased        Retained by Dealers
Less than $25,000                4.50%       4.71%            3.75%
$ 25,000 but less than $250,000  3.00%       3.09%            2.40%
$250,000 but less than $500,000  2.00%       2.04%            1.55%
$500,000 but less than 1,000,000 1.00%       1.01%            0.75%
$1,000,000 or more               none        none            see below**


---------------------

      + At the discretion of Rupay-Barrington Securities, the entire sales commission may at times be reallowed to dealers. Rupay-Barrington
      Securities also may, at its expense, provide additional promotional incentives or payments to dealers that sell the Fund's shares. In some instances, the full reallowance, incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. When 90% or more of the sales commission is reallowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

++ The following commissions will be paid by Rupay-Barrington Securities to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans or organizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.

      A sales commission equal to 4.00% of the offering price (4.17% of the net asset value) is applicable to all purchases of shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.

      Distribution Plan and Agreement. The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, for the purpose of compensating Rupay-Barrington Securities for services provided and expenses incurred by it in promoting the sale of shares of the Fund, reducing redemptions, and maintaining and improving services provided to stockholders by Rupay-Barrington Securities.

      Continuance of the Plan is subject to annual approval by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and the Fund and who have no direct or indirect interest in the Plan or related arrangements ("Qualified Directors"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Directors and the Qualified Directors. The Plan may not be amended to materially increase the costs which the Fund may bear for distribution pursuant thereto without stockholder approval. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Directors or by approval of a vote of a majority of the outstanding voting securities of the Fund.

                             CUSTODIAN

     Star Bank, N.A. ("Star Bank") serves as the custodian for the Fund's securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. Star Bank's mailing address is as follows: Star Bank, N.A., Mutual Fund Custody, P.O. Box 1118, Cincinnati, Ohio 45218.

                      PORTFOLIO TRANSACTIONS

      Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by the Investment Advisor. The Investment Advisor is responsible for implementing these decisions with respect to the Fund's portfolio, including the allocation of portfolio brokerage and principal business. For fixed income securities, it is expected that purchases and sales of portfolio securities will ordinarily be transacted with the issuer or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid the Fund.

      In purchasing and selling the Fund's portfolio securities, it is the Investment Advisor's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive competition rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services, although it has no current arrangement to do so. In selecting broker-dealers, including Rupay-Barrington Securities, to execute the Fund's portfolio transactions, the Investment Advisor will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operation capabilities of competing broker-dealers, and the brokerage and research services they provide to the Investment Advisor.

      The Investment Advisor may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which would have been provided. In some cases, research services are generated by third parties, but are provided to the Investment Advisor by or through broker-dealers.

     The Investment Advisor may effect principal transactions on behalf of the Fund with a broker-dealer who furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities are transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. The Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

      The Investment Advisor may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law and interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to the Investment Advisor's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

      The Investment Advisor assesses the contribution of the brokerage and research services provided by broker-dealers, and allocates a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage business received by any firm may be less than the suggested allocation, but can (and often does) exceed the suggestions because total brokerage business is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

      The Investment Advisor can not readily determine the extent to which net prices charged by broker-dealers reflect the value of their research services. In some instances, the Investment Advisor will receive research services it might otherwise have had to perform for itself. The research services provided by broker-dealers can be useful to the Investment Advisor in serving its other clients, but they can also be useful in serving the Fund.

      The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

     As provided in the Investment Advisory Agreement between the Company and the Investment Advisor, the Investment Advisor is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.


                       PRICING OF SECURITIES

      Securities listed or traded on a national securities exchange are valued at the last quoted sales prices on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on The Nasdaq National Market. If no sales price is available for a listed or Nasdaq National Market security, or if the security is not listed on The Nasdaq National Market, such security is valued at a price equal to the mean of the latest bid and ask prices. Securities listed or traded on certain foreign exchanges are valued at the last quoted sales prices on the date the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotations on the exchange determined to be the primary market for such security by the Board of Directors or its delegates.

      Fixed income securities are generally traded in the over-the-counter market and will be valued at a price deemed best to reflect a fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term securities (maturing or expiring in 60 days or less) are valued at their cost in local currency which, when combined with accrued interest, approximate fair value.

      In instances where the price of a security determined by these methods is deemed not to be representative, the security is valued in the manner prescribed by the Board to reflect its fair value.

      For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank, as determined from time to time by the Board of Directors. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board. On an ongoing basis, the Board monitors the Fund's method of valuation.


                             DIVIDENDS

     Unless you elect otherwise, dividends or distributions will be reinvested on the reinvestment date using the net asset value per share of the Fund on that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                     NET ASSET VALUE PER SHARE

     The purchase and redemption price of the Fund's shares is equal to the net asset value per share of the Fund or share price of the Fund, plus the applicable sales commission. The Fund determines its net asset value per share by subtracting its liabilities from its total assets and dividing the result by the total number of shares of the Fund outstanding. Among other things, the Fund's liabilities include accrued expenses and dividends payable and its total assets include portfolio securities valued at market as well as income accrued but not yet received. The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange ("Exchange") every day the Exchange is open for trading. The Exchange is closed on the following days:
New Year's Day, Martin Luther King, Jr., Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                            TAX STATUS

      The following summarizes certain additional tax considerations generally affecting the Fund and its stockholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations. The Fund intends to operate in a manner to qualify as a "regulated investment company" under Subchapter M of the Code. Each series of the Company, including the Fund, will be treated as a separate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies and other securities or currencies. Any income derived by the Fund with respect to the Fund's business of investing in such stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

      A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate stockholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute 100% of ordinary income and capital gains for the period ending December 31 to avoid federal income tax.

      At the time of your purchase, the Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

      If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to stockholders; and (ii) the Fund's distribution to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to stockholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

      Taxation of Foreign Stockholders. The Code provides that dividends from net income will be subject to U.S. tax. For stockholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 31% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign stockholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

                         YIELD INFORMATION

      From time to time, the Fund may advertise a yield figure calculated in the following manner:

     An income factor is calculated for each security in the portfolio, which in the case of bonds is based upon the security's market value at the beginning of the period and expected yield-to-maturity, and in the case of stocks is based upon the stated dividend rate. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The Fund's net income per share is divided by the Fund's net asset value on the last day of the period to produce an annualized yield.

      Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

Investment Performance

     Total Return Performance. The Fund's calculation of total return performance includes the reinvestment of all capital gains distributed and income dividends for the period or periods indicated, without regard to tax consequences to a stockholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the Fund's then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

      From time to time, in reports and promotional literature, one or more existing or future Rupay-Barrington funds, including the Fund, may compare its yield to Overnight Government Repurchase Agreements, Treasury bills, notes, and bonds, certificates of deposit, and six-month money market certificates.
Performance or yield may also be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to Fund portfolio holdings such as:

     Lipper Analytical Services, Inc. -- Average of Growth Funds -- a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets.

      Mutual Fund Values, published by Morningstar, Inc. -- a mutual fund tracking system which provides a top performer list every two weeks based on performance and risk management.

      Wall Street Journal -- a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. government as well as common stocks, preferred stock, convertible preferred stocks, options and commodities; in addition to indices prepared by the research department of such financial organizations as Merrill Lynch, Pierce, Fenner and Smith, Inc., including information provided by the Federal Reserve Board.

      Performance rankings and ratings periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON's, etc., will also be used.

      From time to time, in reports and promotions literature: (i) the Fund's total return performance or P/E ratio may be compared to: (a) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the stock market in general; (b) other groups of mutual funds tracked by: (1) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (2) other financial or Business publications, such as Business Week, Money Magazine, Forbes and Barron's, which provide similar information; or (c) indices of stock comparable to those in which the Fund invests; (ii) the Consumer Price Index (the measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (iii) other government statistics such as GNP, and import and export figures derived from governmental publications, e.g., the Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iv) the effect of tax-deferred compounding on the Fund's investment returns, or on return in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis; and (v) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector. In connection with (iv) above, information derived from the following chart may be used.

      IRA Versus Taxable Return

      Assuming 9% annual rate of return, $2,000 annual contribution and 28% tax bracket.

           Year      Taxable        Tax Deferred (IRA)

             10      $ 28,700       $ 33,100
             15        52,400         64,000
             20        82,500        111,500
             25       125,100        184,600
             26       183,300        297,200

      An IRA is a long-term investment whose objective is to accumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their underlying IRA investment as their time to retirement and tolerance for risk changes.


                    THE COMPANY'S CAPITAL STOCK

      The Fund is a diversified series of the Company, a diversified open-end investment company organized under Maryland law on January 24, 1994. The Company's Amended and Restated Articles of Incorporation, as amended (the "Articles") authorize the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board of Directors subject to the Investment Company Act of 1940, and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authorized to issue without stockholder approval.

      Except to the extent that the Company's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Articles contain no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another effected class or classes.

      Stockholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of stockholders. There will normally be no meetings of stockholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by stockholders, at which time the directors then in office will call a stockholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Company, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Company, a special meeting of stockholders of the Company shall be called by the Secretary of the Company on the written request of stockholders entitled to cast at least 10% of all votes of the Company entitled to be cast at such meeting. Stockholders requesting such a meeting must pay to the Company the reasonably estimated costs of preparing and mailing the notice of the meeting. The Company, however, will otherwise assist the stockholders seeking to hold the special meeting in communicating to the other stockholders of the Fund to the extent required by Section 16(c) of the Investment Company Act of 1940.

      In the event of a liquidation or dissolution of the Company or an individual series, such as the Fund, stockholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Stockholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each stockholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series, the Board of Directors shall allocate them among any one or more series as they, in their sole discretion, deem fair and equitable.


             FEDERAL AND STATE REGISTRATION OF SHARES

     The Fund's shares are registered for sale under the 1933 Act, and the Fund or its shares are registered under the laws of all jurisdictions requiring registration in which it intends to sell its shares.


                           LEGAL COUNSEL

      Sachnoff & Weaver, Ltd., whose address is 30 South Wacker Drive, 29th Floor, Chicago, Illinois, 60606-7484, is legal counsel to the Fund.

                       FINANCIAL STATEMENTS

     The Financial Statements of the Fund will be audited at least once each year by independent public accountants. Stockholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the SAI whenever the SAI is requested by a stockholder or prospective investor.


                       INDEPENDENT AUDITORS

      Tait, Weller & Baker, whose address is Two Penn Center Plaza, Suite 700, Philadelphia, PA 19102- 1707, are independent auditors to the Fund.


               RATINGS OF CORPORATE DEBT SECURITIES

Moody's Investors Services, Inc. (Moody's)

      Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

      Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

      A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

      Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation (S&P) or Duff & Phelps Investor Services.

      AAA -- This is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

      A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Information contained herein is subject to completion or amendment. A regis-tration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

                Subject to Completion, dated May 5, 1998


                STATEMENT OF ADDITIONAL INFORMATION
                Rupay-Barrington Value Equity Fund

                            A Series of
             RUPAY-BARRINGTON TOTAL RETURN FUND, INC.
                   1000 Ballpark Way, Suite 302
                      Arlington, Texas 76011

                              Part B

     This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Prospectus dated July __, 1998 for Rupay-Barrington Value Equity Fund (the "Fund"), a diversified open-end series of Rupay-Barrington Total Return Fund, Inc. (the "Company"), a series company and registered management investment company. Copies of the Fund's Prospectus may be obtained at no charge from Rupay-Barrington Securities Corporation, 1000 Ballpark Way, Suite 207A, Arlington, Texas 76011 or by calling 1-800-628-4077.

      The date of this Statement of Additional Information is July __, 1998.











                     [The balance of This Page
                     Intentionally Left Blank]

                RUPAY-BARRINGTON VALUE EQUITY FUND
                         TABLE OF CONTENTS



INVESTMENT OBJECTIVE AND POLICIES................................1
      Investment Objective.......................................1
      Investment Program.........................................1
         1  Fixed Income Securities..............................2
              A  U.S. Government Obligations.....................2
              B  U.S. Government Agency Securities...............2
              C  Bank Obligations................................2
              D  Savings and Loan Obligations....................2
              E  Asset-Backed Securities.........................3
              F  Mortgage Obligations............................5
          2  Options.............................................5
          3  Futures Contracts...................................8
          4  Lending of Portfolio Securities....................15
          5  Foreign Securities.................................15
          6  Foreign Currency Transactions......................15
          7  Repurchase Agreements..............................17

 RISK FACTORS...................................................18
            General.............................................18
            Fluctuations in Net Asset Value.....................18
            Debt Obligations....................................18
            Foreign Investing...................................18


 INVESTMENT RESTRICTIONS........................................19
            Fundamental Policies................................19
            Operating Policies..................................20
            Redemption in Kind..................................21


 MANAGEMENT OF FUND.............................................21
            Compensation of Executive Officers and Directors....23


 PRINCIPAL HOLDERS OF SECURITIES................................24


INVESTMENT MANAGEMENT SERVICES.................................24
            Management Fees....................................24
            Limitation on Fund Expenses........................24


DISTRIBUTOR FOR FUND...........................................25
            Sales Commission...................................25
            Distribution Plan and Agreement....................26

CUSTODIAN......................................................26


PORTFOLIO TRANSACTIONS.........................................27


PRICING OF SECURITIES..........................................28


DIVIDENDS......................................................29


NET ASSET VALUE PER SHARE......................................29


TAX STATUS.....................................................29
            Taxation of Foreign Stockholders...................30
            Foreign Currency Gains and Losses..................30


YIELD INFORMATION..............................................30
            Investment Performance.............................31


THE COMPANY'S CAPITAL STOCK....................................32


FEDERAL AND STATE REGISTRATION OF SHARES.......................33


LEGAL COUNSEL..................................................33


FINANCIAL STATEMENTS...........................................34


INDEPENDENT AUDITORS...........................................34


RATINGS OF CORPORATE DEBT SECURITIES...........................34

                 INVESTMENT OBJECTIVE AND POLICIES

      The following information supplements the discussion of the Fund's investment objective and policies as described in the Prospectus. Unless otherwise specified, the investment program, restrictions and operating policies of the Fund are not fundamental policies and are subject to change by its Board of Directors without stockholder approval. However, stockholders will be notified of a material change in the investment program, restrictions or operating policies. The fundamental policies of the Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund.

Investment Objective.

     The Fund invests in a diversified portfolio of equity securities (typically common stocks and securities which carry the right to buy common stocks), which the Investment Adviser (defined below) believes have strong fundamentals and low prices relative to their prior price histories. The Fund is designed for investors primarily seeking potential for capital appreciation and income from equity securities.

      The Fund's share price will fluctuate with changing market conditions; therefore, your investment may be worth more or less when redeemed than when purchased. The Fund should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock market. The Fund cannot guarantee it will achieve its investment objective.

Investment Program.

      The Fund invests in equity securities. The Fund's investment philosophy is to invest by using a value and contrarian approach. Value investing means selecting stock with strong fundamentals and low prices relative to past price history. Contrarian investing means selecting troubled industries and companies when out of favor and when the level of downside risk is at perceived minimum.

      The Fund is designed for investors primarily seeking the potential for capital appreciation and income of common stocks over the long term. The Fund's investment in common stocks is intended to provide sufficient capital growth to offset the erosive effects of inflation.

      To achieve its investment objective, the Fund will normally invest substantially all of its assets in equity securities (primarily common stocks). While this portfolio mix may vary depending on the Investment Advisor's (as hereinafter defined) short-term and long-term assessments of market conditions, the Fund will not attempt to time short-term moves in the market. The Fund will invest at least 60% of its total assets and as much as 100% of its total assets in equity securities, except for the purpose of effecting temporary defensive strategies.

      The Fund's common stock investments will be concentrated primarily in established companies which are believed to exhibit good prospects for capital appreciation and income.

          The Fund's investment portfolio is managed by Rupay-Barrrington Advisors, Inc. (the "Investment Advisor"). See "Management of Fund."

      Up to 15% of the Fund's assets may be invested in foreign securities, including sponsored American Depository Receipts ("ADRs"). The international component of the Fund's investment program is intended to increase diversification and provide the potential for higher returns with lower overall volatility.

      The Fund also may invest in the securities described below:

1. Fixed Income Securities. Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

   A. U.S. Government Obligations. Debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

   B. U.S. Government Agency Securities. Securities issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may include the right of the issuer to borrow from the Treasury.

   C. Bank Obligations. Certificates of deposit, bankers' acceptances, and other debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. The Fund will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of the Investment Advisor, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such branches meet the foregoing requirements.

 D.Savings and Loan Obligations. Negotiable certificates of deposit and other oebt obligations of savings and loan associations. The Fund will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; and (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System.

      The Fund will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 10% of the value of its net assets would be invested in such securities or illiquid securities, including repurchase agreements maturing in more than seven days. See "Investment Restrictions".

   E. Asset-Backed Securities. As described in the Prospectus, the Fund may invest a portion of its assets in debt obligations known as "asset-backed securities" which are rated in one of the two highest rating categories by a nationally recognized rating agency such as Standard and Poor's Corporation, Moody's Investors Services, Inc. or Duff & Phelps, or if not so rated, of equivalent investment quality in the opinion of the Investment Advisor. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

      "Pass-through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "-Types of Credit Support," below.

      "Collateralized obligations" are asset-backed securities issued in the form of debt instruments and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

      There are various types of credit support for asset-backed securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to providing advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

      While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

      Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

      "Automobile Receivable Securities" are asset-backed securities backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

      Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

      "Credit Card Receivable Securities" are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security. Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

      The asset-backed securities backed by assets other than those described above may be issued in the future. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

   F. Mortgage Obligations. The Fund may invest in mortgage obligations issued or guaranteed by non-governmental entities as well as the U.S. Government, its agencies or instrumentalities. Such mortgage obligations may include, but are not limited to, collateralized mortgage obligations, which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities ("CMOs"), principal obligations ("POs"), interest obligations ("IOs") and other mortgage-backed securities. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not. Risks associated with investment in mortgage obligations include, but are not limited to, principal volatility, fluctuations in interest rates and prepayment. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments in the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities, which prepayments could have an adverse impact on the Fund's overall yield. CMOs may also be less marketable than other securities. The Fund will not invest in POs and IOs, if, as a result, more than 5% of the value of the Fund's net assets would be invested in POs and IOs.

2. Options

     Writing Covered Call Options. The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Investment Advisor's opinion, are not expected to make any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

      A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high grade debt obligations having a value equal to the fluctuating market value of the option securities or currencies. In order to comply with the requirements of the securities or currencies laws in several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call options or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

      Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call will be maintained in a segregated account of the Fund's custodian. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

      The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

      Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

      Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with a exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

      The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

      Writing Covered Put Options. The Fund may write covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. Government Securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance the current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies.

      Federal Income Tax Treatment of Options. Certain option transactions have special tax results for the Fund. Listed non-equity options, including options on currencies will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the option. Gains or losses on unlisted currency options will not be subject to this treatment and will generally result in ordinary income or loss.

      In addition, losses on purchased puts and written covered calls, excluding "qualified covered call options" on equity securities, to the extent they do not exceed the unrealized gains on the securities or currencies covering the options, may be subject to deferral until the securities or currencies covering the options have been sold. The holding period of the securities covering these option will be deemed not to begin until the option is terminated. For securities covering a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security covering an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

      Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

3. Futures Contracts. The Fund may enter into financial futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

      Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Advisor to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell stock index futures contracts with respect to any stock index whose movements will, in its judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities.

      Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

      The Fund will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal stock index, interest rate and currency futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for these purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

      Regulatory Limitations. The Fund will engage in transactions in financial futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

      In accordance with CFTC regulations, as an operating, non-fundamental policy, the Fund may not purchase or sell futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the market value of the Fund's total assets; provided, however, that in the case of an option that is in the money at the time of purchase, the in the money amount may be excluded in calculating the 5% limitation. In instances involving the purchase of futures contracts and options thereon (less any related margin deposits), amounts will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby limiting amounts leveraged by the Fund in its use of such futures contracts and options. The segregated account the Fund maintains with the custodian to cover its futures or options positions will consist of cash, U.S. government securities or other liquid high-grade debt securities that, when added to the amounts or premiums deposited with respect to the futures contract or option, are equal to the market value of the underlying security not otherwise covered.

      As an alternative to bona fide hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of: (i) cash set aside in an identifiable manner or short-term U.S. securities segregated for this purpose;
(ii) cash  proceeds on existing  investments  due within  thirty (30) days;  and
(iii) accrued profits on the particular futures contract or option thereon.

      In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

      Trading in Futures. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (units of a stock index, debt security or currency) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position; entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

      For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

      Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase), so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

      These subsequent payments, called variation margin, to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

      Although interest and currency futures contracts, by their terms, typically require actual future delivery of and payment for financial instruments or currencies, while stock index futures settle in cash, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transactions with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract; thus, the Fund could be required to make daily cash payments of variation margin. In addition, the inability of the Fund to enter into an offsetting transaction to close out its position could subject the Fund to substantial losses.

      As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one contract or September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

      Special Risks of Transactions in Futures Contracts

      Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

      Most United States futures exchanges have established limits in the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract an amount of money market instruments equal in value to the current value of the underlying instrument, less the margin deposit.

      Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or gain.

      Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities or currencies, the Fund would continue to hold securities or currencies subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities or currencies, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities or currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities or currencies which are the subject of the hedge. The Investment Advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its or their judgment, will have significant correlation with movements in the prices of the Fund's portfolio securities or currencies sought to be hedged.

      Successful use of futures contracts by the Fund for hedging purposes is also subject to the ability of the Investment Advisor to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index or indices, securities or currencies on which the futures are written might advance and the value of securities or currencies held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its portfolio securities or currencies. However, while this might occur to a certain degree, the Investment Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the securities or currencies underlying the futures, which are intended to correlate to the price movements of the portfolio securities or currencies sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting securities or currencies held in its portfolio) and prices instead increased, the Fund would lose part of all of the benefit of increased value of those securities or currencies that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities or currencies to meet daily variation margin requirements. Such sales of securities or currencies might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell securities or currencies at a time when it would be disadvantageous to do so.

      In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contract and the portion of the portfolio being hedged, the price movements of future contracts might not correlate perfectly with price movements in the underlying stock index, security or currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirement in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Advisor might not result in a successful hedging transaction over a very short time period.

      Options on Futures Contracts. Options on futures are similar to options on securities or currencies except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position in the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

      Special Risks of Transactions in Options on Futures Contracts. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, securities, currencies or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities or currencies,; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange for the options (or in the class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

      Federal Tax Treatment of Futures Contracts. Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss recognized with respect to a futures contract will generally be 67% long-term capital gain or loss and 33% short-term capital gain or loss, without regard to the holding period of the contract.

      Futures contracts which are intended to hedge against a change in the value of securities or currencies may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities or securities indices may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition.

      In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent to which net gain realized from futures contracts on currencies is qualifying income for purposes of the 90% requirements. In addition, gains realized on the sale or other disposition of securities, including futures contracts on securities or securities indices and, in some cases, currencies, including futures contracts on currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would other wise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

      The Fund will distribute to stockholders annually any net gains which have been recognized for federal income tax purposes from futures transactions
(including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains realized on the Fund's other investments. Stockholders will be advised of the nature of the payments.

      Foreign Futures and Options. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of foreign board of trade. Neither the National Futures Associates nor any domestic exchange regulates activities of any foreign board of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

      Additional Futures Contracts. Although the Fund has no current intention of engaging in financial futures transactions other than those described above, it reserves the right to do so. Such futures trading might involve risks which differ from those involved in the futures and options described above.

4.  Lending of Portfolio Securities.

      For the purposes of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy. Securities loans will be made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent market to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. The cash collateral received by the Fund will be invested only in money market securities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by the Investment Advisor to be of good standing and will not be made unless, in the judgment of the Investment Advisor, the consideration to be earned from such loan would justify the risk.

5. Foreign Securities.

      The Fund may invest up to 15% of its total assets in U.S. dollar-denominated and non U.S. dollar-denominated securities issued by foreign issuers. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to credit and market risks. Sovereign risk includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies.

6.   Foreign Currency Transactions.

      A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      The Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      Second, when the management of the Fund believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, including the U.S. dollar, it may enter into forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Other than as set forth above, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in to the longer term investment decisions made with regard to overall diversification strategies. However, management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

      At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the same of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      The Fund's dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. In instances involving the purchase of forward foreign currency exchange contracts, amounts will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed, thereby limiting amounts leveraged by the Fund in its use of such forward contracts. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future risk of loss due to a decline in the value of the hedged currency, and, at the same time, tends to limit any potential gain which might result from an increase in the value of that currency.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the cost of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resale that currency to the dealer.

7.      Repurchase Agreements.

      The Fund may enter into repurchase agreements through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. The Fund will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and
(iii) expenses of enforcing its rights.

                           RISK FACTORS

      General. Because of its investment policy, the Fund may or may not be a suitable or appropriate investment for all investors. The Fund is not a money market fund and is not an appropriate investment for those investors whose primary objective is principal stability. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve these results. See "Management of Fund" and "Investment Management Services."

      Fluctuations in Net Asset Value. As a major portion of the Fund's portfolio is invested in equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The U.S. stock market tends to be cyclical with periods when stock prices generally rise and periods when prices generally decline. The Fund may invest in small and medium-capitalization stocks.
Small-capitalization stocks are generally classified as having an aggregate market value of approximately $30 million to $800 million, while medium-capitalization stocks are classified as having an aggregate market value of approximately $800 million to $5 billion. Traditionally, such small and medium-capitalization stocks have been more volatile in price than the large-capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small and medium-sized companies to changing economic conditions. Besides exhibiting greater volatility, small and medium company stocks, may to a degree, fluctuate independently of larger company stocks. Small and medium company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

      Debt Obligations. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

      Foreign Investing. The Fund may invest in the securities of foreign issuers, but intends to limit any such investments to not more than 15% of its assets. Because the Fund may invest in foreign securities, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issues. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign broker commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investment, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).

                      INVESTMENT RESTRICTIONS

     Fundamental policies of the Fund may not be changed without the approval by the holders of more than 50% of the outstanding shares of the Fund. Other restrictions, in the form of operating policies, are subject to change by the Fund's Board of Directors without stockholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. See also "Fundamental and Other Investment Policies" in the Prospectus.

    Fundamental Policies.

    As a matter of fundamental policy, the Fund may not:

    1.Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (3) below;

    2.Futures Contracts. Enter into a futures contract or an option thereon, although the Fund may enter into financial futures contracts or options on financial futures contracts;

    3.Industry Concentration. Purchase the securities of any issuer if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

    4.Loans.  Make loans,  although  the Fund may:  (i)  purchase  money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed bonds, debentures, notes and other debt securities and purchase debt securities in private placements; and (iii) lend portfolio securities;

    5.Margin. Purchase securities on margin, except that the Fund may use short-term credit necessary for clearance of purchases of portfolio securities and make margin deposits in connection with futures contracts, subject to (2) above;

    6.Mortgaging.  Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and then such mortgaging, pledging or hypothecating may not exceed 30% of the Fund's total assets valued at market at the time of the borrowing;

    7.Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities;

    8.Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) provided that, as an operating policy, the Fund will not purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

    9.Senior Securities.  Issue senior securities;

   10.Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program;

     Operating Policies. As a fundamental policy, the Fund may not invest in companies for the purpose of exercising management or control.

      Under the Investment Company Act of 1940, the Fund may not invest in any securities of any issuer which, in its most recent fiscal year, derived more than 10% gross revenues from "securities related activities," as defined by rules of the Investment Company Act of 1940, unless certain conditions are met. As a result of these restrictions, the Fund may not invest in the securities of certain banks, broker-dealers and other companies in foreign countries. If the Fund finds that this restriction prevents it from pursuing its investment objective, it may apply to the SEC for an order which would permit it to acquire such securities, but no assurance can be given that any such order will be granted. It is also possible the law in this area will change, in which case the Fund could have greater flexibility in the purchase of the securities of foreign banks, broker-dealers, and other companies.

      As a matter of operating  policy,  the Fund will not,  among other things:
(i) purchase securities of an issuer if, as a result, (a) more than 10% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days, or other securities which are not readily marketable or (b) more than 5% of the value of the Fund's total assets would be invested in the securities of unseasoned issuers which at the time of purchase have been in operation for less than three years, including predecessors and unconditional guarantors; (ii) purchase securities when money borrowed exceeds 5% of the Fund's total assets;
(iii) purchase or hold the securities of other investment companies if, as a result: (a) the Fund owns, in the aggregate, more than 3% of the total outstanding voting stock in such investment companies; (b) securities issued by such investment companies are in excess of 5% of the value of the Fund's total assets; or (c) more than 10% of the value of the Fund's assets would be invested in such investment companies; (iv) purchase interests in oil, gas or other mineral exploration or development programs; (v) purchase warrants, valued at the lower of cost or market, if, as a result, more than 5% of the value of the Fund's net assets would be invested in warrants, more than 2% of which are not listed on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market; and (vi) purchase POs and IOs, if, as a result, more than 5% of the value of the Fund's net assets would be invested in POs and IOs.

      Redemption in Kind. In the unlikely event a stockholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees generally would be incurred by the stockholder in the subsequent sale of such securities.

                        MANAGEMENT OF FUND

      The directors and executive officers of the Company, as of March 31, 1998, are listed below. The address of each of Messrs. Bensler, Mao and Holman is c/o Rupay-Barrington Financial Services, Inc., 1000 Ballpark Way, Suite 302, Arlington, Texas 76011 ("Rupay-Barrington Financial"). The addresses of Messrs. Newman and Wilkerson and Ms. Champine are 5429 Dana Point Drive, Arlington, TX 76017, 5518 Oak Branch Drive, Arlington, TX 76016 and 3516 Beagle Drive, Commerce, MI 48382, respectively. In the list below, the Company's directors who are considered "interested persons" of Rupay-Barrington Financial, as defined under Section 2(a) (10) of the Investment Company Act of 1940 are noted with an asterisk(*). These directors are referred to as inside directors by virtue of their directorship and/or employment with Rupay-Barrington Financial. No family relationship exists between the persons listed below.


Name                           Position
Fritz Bensler                  President, Treasurer and Director
Larry S. Mao                   Senior Vice President-- Operations and Secretary
Dixon R. Holman                Vice President
Bradley D. Newman              Director
Glen Wilkerson                 Director
Judy A. Champine               Director


     Fritz Bensler (age 41) is President, Treasurer and a Director of the Company and President and Portfolio Manager for Rupay-Barrington Advisors, Inc. a subsidiary of Rupay-Barrington Financial. From November 1995 until joining Rupay-Barrington Advisors in January 1997, Mr. Bensler was an equity security analyst and portfolio manager for JPJ Investment Management, Inc. ("JPJ"). From 1993 until joining JPJ, Mr. Bensler was a self-employed consultant. Mr. Bensler was a financial analyst with Martin Marietta Corp. from 1984 to 1991 where he analyzed sales and expense data for a division of the company. Mr. Bensler was a senior accountant for Pryor & Associates, P.C., C.P.A., a public accounting firm, from 1980 to 1984. Mr. Bensler received a CPA certificate from the state of Colorado in 1983. Mr. Bensler received a Masters of Business Administration degree from Texas Christian University in 1993 and a Bachelor of Science degree in accounting from the University of Northern Colorado in 1980. Mr. Bensler is a member of the Denver Society of Security Analysts.

      Larry S. Mao (age 53) is a Senior Vice President -- Operations and Secretary of the Company and operations manager of the San Francisco office of Rupay-Barrington Financial. Mr. Mao was a Senior Vice President of the California National Bank from January 1993 until joining Rupay-Barrington Financial in December 1993, where his duties included managing loan portfolios and marketing financial products. Mr. Mao has been a director of California National Bank since July 1994. From 1989 until he joined the California National Bank, he was a Vice President, the Senior Lending Officer, and Chairman of the Management Loan Committee of America California Bank. Prior to this time, Mr. Mao served in senior executive positions at Western Federal Savings and Loan, National American Bank, Bank of Canton, and other financial institutions, where he managed loan portfolios, developed retail credit card services, and coordinated corporate strategic planning. Mr. Mao received a Bachelor of Arts degree in Economics and Mathematics from Park College, Missouri, and continued his education through the American Institute of Banking and Robert Morris Associates. Mr. Mao serves as President of his local Lions Club and Merchants Association and is active in many other civic programs.

      Dixon R. Holman (age 37) is Vice President of the Company and Vice President, Chief Operating Officer and Director of Rupay-Barrington Financial. Mr. Holman has served as Vice President of JPJ Investment Management and its wholly-owned subsidiary, JPJ Asset Group, the majority stockholder of Rupay-Barrington Financial, since May of 1996. Since 1983, and prior to joining JPJ, Mr. Holman served as a principal and senior officer of three investment management firms. He has also been active in the real estate investment and development industries. Mr. Holman's civic activities include services as a Director of the Arlington, Texas Chamber of Commerce and as an at-large Member of the Arlington City Council (population approx. 300,000). He also serves as President of the Arlington Housing Finance Corporation and acting President of the Tarrant County Junior College Foundation board.

     Bradley D. Newman (39) is a Director of the Company. Mr. Newman has been Property Tax Agent for Union Pacific Resources Group, Fort Worth, TX, since 1986. He is a certified public accountant, and a member of both the Council of Petroleum Accountant's Society and the Institute of Professionals in Taxation.

      Glen Wilkerson (60) is a Director of the Company. Mr. Wilkerson has held various sales and sales management positions with Hormel Food Corporation, Austin, MN, for the past 33 years.

     Judy A. Champine (51) is a Director of the Company. Ms. Champine has been Vice President and Co-Owner of Town Center Gallery, Novi, MI, since 1992. From 1991 to 1992, she served as the Graphic Services Manager of the National Board for Professional Teaching Standards, Detroit, MI.

     It is anticipated that an Executive Committee may be established consisting of two or more Directors. The Executive Committee would likely exercise all powers of the Directors except for those which require actions by all of the Directors or independent Directors under the Company's Articles of Amendment and Restatement as amended, Articles Supplementary or By-Laws or under applicable law.

Compensation of Executive Officers and Directors.

      The following table sets forth certain information with respect to the aggregate compensation paid by the Company during the fiscal year ended December 31, 1997 to the executive officers and directors of the Company.

                        COMPENSATION TABLE

---------------------------------------------------------------------------
     (1)            (2)           (3)            (4)             (5)
Name of Person, Aggregate    Pension or     Estimated Annual  Total Compensation
Position        Compensation Retirement     Benefits Upon     From Fund and Fund
                From Fund    Benefits Accrued  Retirement     Complex Paid to
                             As Part of                       Directors
                             Fund Expenses
---------------------------------------------------------------------------

Fritz Bensler,
President            *          N/A            N/A              *

Frederick A. Wolf+,
Treasurer, Director  *         N/A             N/A              *

Larry S. Mao, Senior
Vice President-Operations,
Secretary            *         N/A             N/A              *

Dixon R. Holman,
Vice President       *         N/A             N/A              *

Bradley D. Newman,
Director             **        N/A             N/A              **

Glen Wilkerson,
Director             **        N/A             N/A              **

Judy A. Champine,
Director             **        N/A             N/A            **

* Executive officers of the Company and directors of the Company, who are considered "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, do not receive compensation from the Company.

** Directors of the Company, who are not considered "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 may at sometime in the future receive, a fee for their services as outside directors of the Fund. As of the date of the registration statement which includes this SAI, such disinterested directors have received no compensation for their attendance at meetings of the Board of Directors.

+ Effective as of March 21, 1998, Mr. Wolf resigned from the Board of Directors and as Treasurer of the Company.

                  PRINCIPAL HOLDERS OF SECURITIES

     As of the date of the Statement of Additional Information, ten shares of the Fund were issued and outstanding, all of which shares were owned by Rupay-Barrington Financial. Rupay-Barrington Financial may be deemed to control the Fund by virtue of its ownership of more than 25% of the shares of the Fund. No officer or director owned shares of the Fund.

                  INVESTMENT MANAGEMENT SERVICES

     The Fund's investment portfolio is managed by the Investment Advisor. The Investment Advisor is a wholly-owned subsidiary of Rupay-Barrington Financial. See "Management of Fund."

     The Investment Advisor has entered into Investment Advisory Agreement with the Company. Under the Investment Advisory Agreement, the Investment Advisor provides discretionary investment services to the Fund. The Investment Advisor is responsible for supervising and directing the Fund's investments in equity and fixed income securities in accordance with the Fund's investment objectives, and restrictions as provided in the Prospectus and this Statement of Additional Information. The Investment Advisor also is responsible for effecting all securities transactions with respect to the Fund's portfolio on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. The Investment Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Investment Advisor attempts to obtain the best execution for all securities brokerage transactions. In addition to these services, the Investment Advisor provides the Fund with certain corporate administrative services, including: maintaining the Company's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Company, such as the Company's custodian and transfer agent; assisting the Fund in the coordination of such custodian's and transfer agent's activities; and permitting the Investment Advisor's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund or the Company. The Investment Advisory Agreement also provides that the Investment Advisor, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

      Management Fees. The Fund pays the Investment Advisor a management fee (the "Management Fee") equal to .80% of the Fund's net assets per annum. The Management Fee is payable monthly on the first business day of the next succeeding calendar month and is calculated as described below.

      The monthly Management Fee is the sum of the daily fund fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the fund fee rate of .80% and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's Prospectus as of the close of business on the previous business day on which the Fund was open for business.

      Limitation on Fund Expenses. The Investment Advisory Agreement between the Company and the Investment Advisor provides that the Fund will bear all expenses of its operations not specifically assumed by the Investment Advisor. In the interest of limiting the expenses of the Fund during its initial period of operation, Rupay-Barrington Financial has agreed to bear any expenses for the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to average net assets to exceed 1.85%.

                       DISTRIBUTOR FOR FUND

      Rupay-Barrington Securities Corporation ("Rupay-Barrington Securities"), a Nevada corporation formed in 1993 as a wholly-owned subsidiary of Rupay-Barrington Financial Group, Inc., serves as the distributor of the Fund's shares. Rupay-Barrington Securities is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. Rupay-Barrington Securities is located at the same address as the Fund -- 1000 Ballpark Way, Suite 207A, Arlington, Texas 76011.

      Rupay-Barrington Securities serves as distributor to the Fund pursuant to an underwriting agreement ("Distribution Agreement"), which provides that the Fund will pay all fees and expenses in connection with registering and qualifying its shares under the various state "blue sky" laws, preparing, setting in type, printing, and mailing its prospectuses and reporting to stockholders, and issuing its shares, including expenses of confirming purchase orders.

      The Distribution Agreement provides that Rupay-Barrington Securities will pay all fees and expenses in connection with distributing prospectuses and reports for use in offering and selling Fund shares, preparing, setting in type, printing, and mailing all sales literature and advertising, Rupay-Barrington Securities' federal and state registrations as a broker-dealer, and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Rupay-Barrington Securities' expenses are paid by Rupay-Barrington Financial to the extent they exceed revenues.

      Sales Commission. Rupay-Barrington Securities acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are qualified and in which Rupay-Barrington Securities is qualified as a broker-dealer. Under the Distribution Agreement, Rupay-Barrington Securities accepts orders for Fund shares at net asset value. The following sales commission are paid by investors:


                       Total Sales Commission*
                                            As a
                       As a Percentage      Percentage of Portion
                       of Offering          Net Asset     of Total
Amount of Single Sale  Price of the         Value of      Offering Price
  at Offering Price    Shares Purchased     Shares        Retained by Dealers
                                            Purchased
Less than $25,000                 4.50%       4.71%          3.75%
$25,000 but less than $250,000    3.00%       3.09%          2.40%
$250,000 but less than $500,000   2.00%       2.04%          1.55%
$500,000 but less than $1,000,000 1.00%       1.01%          0.75%
$1,000,000 or more                none        none          see below**


---------------------


+     At  the  discretion  of  Rupay-Barrington  Securities,  the  entire  sales
      commission  may  at  times  be  reallowed  to  dealers.   Rupay-Barrington
      Securities also may, at its expense, provide additional promotional incentives or payments to dealers that sell the Fund's shares. In some instances, the full reallowance, incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. When 90% or more of the sales commission is reallowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

      ++ The following commissions will be paid by Rupay-Barrington Securities to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans or organizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.

      A sales commission equal to 4.00% of the offering price (4.17% of the net asset value) is applicable to all purchases of shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.

      Distribution Plan and Agreement. The Fund has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, for the purpose of compensating Rupay-Barrington Securities for services provided and expenses incurred by it in promoting the sale of shares of the Fund, reducing redemptions, and maintaining and improving services provided to stockholders by Rupay-Barrington Securities.

      Continuance of the Plan is subject to annual approval by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Company and the Fund and who have no direct or indirect interest in the Plan or related arrangements ("Qualified Directors"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Directors and the Qualified Directors. The Plan may not be amended to materially increase the costs which the Fund may bear for distribution pursuant thereto without stockholder approval. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Directors or by approval of a vote of a majority of the outstanding voting securities of the Fund.

                             CUSTODIAN

     Star Bank, N.A. ("Star Bank") serves as the custodian for the Fund's securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. Star Bank's mailing address is as follows: Star Bank, N.A., Mutual Fund Custody, P.O. Box 1118, Cincinnati, Ohio 45218.


                      PORTFOLIO TRANSACTIONS

      Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by the Investment Advisor. The Investment Advisor is responsible for implementing these decisions with respect to the Fund's portfolio, including the allocation of portfolio brokerage and principal business. For fixed income securities, it is expected that purchases and sales of portfolio securities will ordinarily be transacted with the issuer or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid the Fund.

      In purchasing and selling the Fund's portfolio securities, it is the Investment Advisor's policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive competition rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services, although it has no current arrangement to do so. In selecting broker-dealers, including Rupay-Barrington Securities, to execute the Fund's portfolio transactions, the Investment Advisor will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operation capabilities of competing broker-dealers, and the brokerage and research services they provide to the Investment Advisor.

      The Investment Advisor may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services which would have been provided. In some cases, research services are generated by third parties, but are provided to the Investment Advisor by or through broker-dealers.

     The Investment Advisor may effect principal transactions on behalf of the Fund with a broker-dealer who furnishes brokerage and/or research services, or designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities are transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. The Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

      The Investment Advisor may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law and interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to the Investment Advisor's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

      The Investment Advisor assesses the contribution of the brokerage and research services provided by broker-dealers, and allocates a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage business received by any firm may be less than the suggested allocation, but can (and often does) exceed the suggestions because total brokerage business is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

      The Investment Advisor can not readily determine the extent to which net prices charged by broker-dealers reflect the value of their research services. In some instances, the Investment Advisor will receive research services it might otherwise have had to perform for itself. The research services provided by broker-dealers can be useful to the Investment Advisor in serving its other clients, but they can also be useful in serving the Fund.

      The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

     As provided in the Investment Advisory Agreement between the Company and the Investment Advisor, the Investment Advisor is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.


                       PRICING OF SECURITIES

      Securities listed or traded on a national securities exchange are valued at the last quoted sales prices on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on The Nasdaq National Market. If no sales price is available for a listed or Nasdaq National Market security, or if the security is not listed on The Nasdaq National Market, such security is valued at a price equal to the mean of the latest bid and ask prices. Securities listed or traded on certain foreign exchanges are valued at the last quoted sales prices on the date the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotations on the exchange determined to be the primary market for such security by the Board of Directors or its delegates.

      Fixed income securities are generally traded in the over-the-counter market and will be valued at a price deemed best to reflect a fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term securities (maturing or expiring in 60 days or less) are valued at their cost in local currency which, when combined with accrued interest, approximate fair value.

      In instances where the price of a security determined by these methods is deemed not to be representative, the security is valued in the manner prescribed by the Board to reflect its fair value.

      For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank, as determined from time to time by the Board of Directors. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board. On an ongoing basis, the Board monitors the Fund's method of valuation.

                             DIVIDENDS

     Unless you elect otherwise, dividends or distributions will be reinvested on the reinvestment date using the net asset value per share of the Fund on that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                     NET ASSET VALUE PER SHARE

     The purchase and redemption price of the Fund's shares is equal to the net asset value per share of the Fund or share price of the Fund, plus the applicable sales commission. The Fund determines its net asset value per share by subtracting its liabilities from its total assets and dividing the result by the total number of shares outstanding. Among other things, the Fund's liabilities include accrued expenses and dividends payable and its total assets include portfolio securities valued at market as well as income accrued but not yet received. The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange ("Exchange") every day the Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Martin Luther King, Jr., Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                            TAX STATUS

      The following summarizes certain additional tax considerations generally affecting the Fund and its stockholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations. The Fund intends to operate in a manner to qualify as a "regulated investment company" under Subchapter M of the Code. Each series of the Company, including the Fund, will be treated as a separate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies and other securities or currencies. Any income derived by the Fund with respect to the Fund's business of investing in such stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

      A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate stockholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute 100% of ordinary income and capital gains for the period ending December 31 to avoid federal income tax.

      At the time of your purchase, the Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

      If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to stockholders; and (ii) the Fund's distribution to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to stockholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

      Taxation of Foreign Stockholders. The Code provides that dividends from net income will be subject to U.S. tax. For stockholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 31% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign stockholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

      To the extent the Fund invests in foreign securities, the following would apply:

      Foreign Currency Gains and Losses. Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

                         YIELD INFORMATION

      From time to time, the Fund may advertise a yield figure calculated in the following manner:

     An income factor is calculated for each security in the portfolio, which in the case of bonds is based upon the security's market value at the beginning of the period and expected yield-to-maturity, and in the case of stocks is based upon the stated dividend rate. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The Fund's net income per share is divided by the Fund's net asset value on the last day of the period to produce an annualized yield.

      Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

Investment Performance

     Total Return Performance. The Fund's calculation of total return performance includes the reinvestment of all capital gains distributed and income dividends for the period or periods indicated, without regard to tax consequences to a stockholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the Fund's then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

      From time to time, in reports and promotional literature, one or more existing or future Rupay-Barrington funds, including the Fund, may compare its yield to Overnight Government Repurchase Agreements, Treasury bills, notes, and bonds, certificates of deposit, and six-month money market certificates.
Performance or yield may also be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to Fund portfolio holdings such as:

      Lipper Analytical Services, Inc. -- Average of Value Funds -- a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets.

      Mutual Fund Values, published by Morningstar, Inc. -- a mutual fund tracking system which provides a top performer list every two weeks based on performance and risk management.

      Wall Street Journal -- a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. government as well as common stocks, preferred stock, convertible preferred stocks, options and commodities; in addition to indices prepared by the research department of such financial organizations as Merrill Lynch, Pierce, Fenner and Smith, Inc., including information provided by the Federal Reserve Board.

      Performance rankings and ratings periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON's, etc., will also be used.

      From time to time, in reports and promotions literature: (i) the Fund's total return performance or P/E ratio may be compared to: (a) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the stock market in general; (b) other groups of mutual funds tracked by: (1) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (2) other financial or Business publications, such as Business Week, Money Magazine, Forbes and Barron's, which provide similar information; or (c) indices of stock comparable to those in which the Fund invests; (ii) the Consumer Price Index (the measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (iii) other government statistics such as GNP, and import and export figures derived from governmental publications, e.g., the Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iv) the effect of tax-deferred compounding on the Fund's investment returns, or on return in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis; and (v) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector. In connection with (iv) above, information derived from the following chart may be used.

      IRA Versus Taxable Return

      Assuming 9% annual rate of return, $2,000 annual contribution and 28% tax bracket.

           Year      Taxable        Tax Deferred (IRA)

             10      $ 28,700       $ 33,100
             15        52,400         64,000
             20        82,500        111,500
             25       125,100        184,600
             26       183,300        297,200

      An IRA is a long-term investment whose objective is to accumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their underlying IRA investment as their time to retirement and tolerance for risk changes.


                    THE COMPANY'S CAPITAL STOCK

      The Fund is a diversified series of the Company, a diversified, open-end investment company organized under Maryland law on January 24, 1994. The Company's Amended and Restated Articles of Incorporation, as amended (the "Articles") authorize the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board of Directors subject to the Investment Company Act of 1940, and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authorized to issue without stockholder approval.

      Except to the extent that the Company's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Articles contain no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another effected class or classes.

      Stockholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of stockholders. There will normally be no meetings of stockholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by stockholders, at which time the directors then in office will call a stockholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of stockholders of the Fund shall be called by the Secretary of the Fund on the written request of stockholders entitled to cast at least 10% of all votes of the Company entitled to be cast at such meeting. Stockholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Company, however, will otherwise assist the stockholders seeking to hold the special meeting in communicating to the other stockholders of the Fund to the extent required by Section 16(c) of the Investment Company Act of 1940.

      In the event of a liquidation or dissolution of the Company or an individual series, such as the Fund, stockholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Stockholders of a series are entitled to participation equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each stockholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more series as they, in their sole discretion, deem fair and equitable.


             FEDERAL AND STATE REGISTRATION OF SHARES

     The Fund's shares are registered for sale under the 1933 Act, and the Fund or its shares are registered under the laws of all jurisdictions requiring registration in which it intends to sell its shares.


                           LEGAL COUNSEL

      Sachnoff & Weaver, Ltd., whose address is 30 South Wacker Drive, 29th Floor, Chicago, Illinois, 60606-7484, is legal counsel to the Fund.

                      FINANCIAL STATEMENTS

     The Financial Statements of the Fund will be audited at least once each year by independent public accountants. Stockholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the SAI whenever the SAI is requested by a stockholder or prospective investor.


                       INDEPENDENT AUDITORS

      Tait, Weller & Baker, whose address is 2 Penn Center Plaza, Suite 700, Philadelphia, PA 19102- 1707, are independent auditors to the Fund.


               RATINGS OF CORPORATE DEBT SECURITIES

Moody's Investors Services, Inc. (Moody's)

      Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

      Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

      A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

      Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation (S&P) or Duff & Phelps Investor Services.

      AAA -- This is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

      A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
st be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position; entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

PAGE>




PART C
Other Information

Item. 24.  Financial Statements and Exhibits

           Total Return Fund, Inc.

           (a) Condensed Financial Information (Financial Highlights table) is included in Part A of the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on March 12, 1998.

                Schedule of Portfolio Investments, Statements of Assets and Liabilities December 31, 1997, Statement of Operations for the Year Ended December 31,1997, Statement of Changes in Net Assets for the Years Ended December 31, 1996 and 1997, Financial Highlights for a Share Outstanding Throughout each Period for the Years ended December 31, 1995, 1996 and 1997 and Notes to the Financial Statements is included in Part B of the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on March 12, 1998.

                Growth Fund
                Not Applicable

                Value Equity Fund
                Not Applicable

           (b)  Exhibits.

              (1)a) Articles of Amendment and Restatement of the Registrant (Exhibit (1) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on May 16,
                     1994)*

                (b) Articles of Amendment of the Registrant (Exhibit (1)(b) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on March 12, 1998)*

                (c)  Articles Supplementary of the Registrant (filed herewith)

              (2)    By-Laws of the Registrant, dated January 20, 1994 (Exhibit
                     (2) to the Company's Registration Statement on Form N-1A (No. 33-79068)) as filed with the SEC on May 16, 1994)*

              (3)    Inapplicable


--------
                * These exhibits are incorporated herein by reference to the registration statement referenced after each exhibit next to which an asterisk appears.

              (4) See Article V, Capital Stock of the Company's Articles of Amendment and Restatement; Article II, Shareholders; and
                     Article VIII, Capital Stock of the Company's By-Laws and Articles Supplementary of the Company, filed as Exhibits to this Registration Statement

             (5)(a) Investment Management Agreement between Registrant and Valley Forge Advisors, Inc.(Exhibit (5)(a) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                (b) Investment Management Agreement between Registrant and The Marshall Plan, L.P. *,**

                (c) Amended and Restated Investment Advisory Agreement for the Rupay-Barrington Total Return Fund between Registrant and Rupay-Barrington Advisors, Inc. dated _________,
                     1998 (filed herewith)

                (d) Investment Advisory Agreement for the Rupay-Barrington Growth Fund between Registrant and Rupay-Barrington Advisors, Inc. dated ____________, 1998 (filed herewith)

                (e) Investment Advisory Agreement for the Rupay-Barrington Value Equity Fund between Registrant and Rupay-Barrington Advisors, Inc. dated _______________, 1998 (filed herewith)

             (6)(a) Distribution Agreement between Registrant and Valley Forge Distributors, Inc. (Exhibit (6)(a) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                (b) Selected Dealer Agreement of Valley Forge Distributors, Inc. (Exhibit (6)(b) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                (c)  Amendment to Distribution  Agreement between Registrant and
                     Rupay-Barrington      Securities      Corporation     dated
                     _____________, 1998 (filed herewith)

                 (d) Selected Dealer Agreement of Rupay-Barrington Securities
                     Corporation (filed herewith)

              (7)    Inapplicable

              (8)(a) Custodian Services Agreement between Registrant and PNC
                     Bank, N.A. *,***


--------
                **   This Agreement was terminated effective March 31, 1996.
                ***  This Agreement was terminated effective October 31, 1996.

                (b) Custody Agreement between the Registrant and Star Bank, N.A. (Exhibit (8)(b) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on April 28, 1997)*

                (c) Custody Agreement between the Registrant and Star Bank, N.A. dated ___________________, 1998 (filed herewith)

             (9)(a) Transfer Agency Services Agreement, between Registrant and PFPC, Inc. *,***

                 (b) Administration and Accounting Services Agreement*,***

                 (c) Expense Limitation Agreement between Registrant and Valley
                     Forge Capital Holding Inc. (Exhibit (9)(c) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                 (d) Transfer Agent Agreement between the Registrant and Fund
                     Services, Inc.(Exhibit (9)(d) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on April 28, 1997)*

                 (e) Administrative Services Agreement between the Registrant and Commonwealth Shareholder Services, Inc. (Exhibit (9)(e) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on April 28, 1997)*

                 (f) Accounting Services Agreement between the Registrant and
                     Commonwealth Fund Accounting, Inc. (Exhibit (9)(f) to the Company's Registration Statement on Form N-1A (No.33-79068) as filed with the SEC on April 28, 1997)*

                 (g) Administrative Services Agreement between the Registrant and Commonwealth Shareholder Services, Inc. dated __________________, 1998 (filed herewith)

                 (h) Amendment to Expense Limitation Agreement between
                     Registrant and The Rupay-Barrington Financial Group, Inc. dated ___________, 1998 (filed herewith)

                 (i) Amendment to Accounting Services Agreement between the
                     Registrant and Commonwealth Fund Accounting, Inc. dated ________, 1998 (filed herewith)

             (10)    Opinion of Sachnoff & Weaver, Ltd. (filed herewith)

             (11)    Consent of Tait, Weller & Baker (filed herewith)

             (12)    Inapplicable

             (13) Initial Capitalization Agreement between Registrant and Valley Forge Capital Holdings Inc. (Exhibit (13) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

             (14)    Inapplicable

             (15)(a) Distribution Plan and Agreement between the Registrant and
                     Valley Forge Distributors (Exhibit (15) to the Company's Registration Statement on Form N-1A (No. 33-79068) as filed with the SEC on March 1, 1995)*

                 (b) Amended  Distribution  Plan  and   Agreement for the Rupay-
                     Barrington Total Return Fund between the Registrant and Rupay-Barrington Securities Corporation dated
                     ________, 1998 (filed herewith)

                 (c) Distribution Plan and Agreement for the Rupay-Barrington
                     Growth Fund between the Registrant and Rupay-Barrington Securities Corporation dated ________, 1998 (filed herewith)

                 (d) Distribution Plan and Agreement for the Rupay-Barrington
                     Value Equity Fund between the Registrant Rupay-Barrington Securities Corporation dated ________, 1998 (filed herewith)

              (16)   Inapplicable

              (17)   Financial Data Schedule

              (18)   Inapplicable

Item 25.   Persons Controlled by or Under Common Control with Registrant

           The Registrant is not controlled by or under common control with any person.

Item 26.   Number of Holders of Securities

           Number of record holders of each class of securities of the Registrant as of March 31, 1998:

            Rupay-Barrington   Rupay-Barrington Rupay-Barrington
            Total Return Fund    Growth Fund    Value Equity Fund
Number of
Record Holders      123              0                0



Item 27.   Indemnification

           The Registrant does not presently have an Officers and Directors insurance policy for the benefit of its officers and directors.

           Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

           Section  10.01.  Indemnification  and Payment of Expenses in Advance:
           The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

           Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

           Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

             (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct;or

             (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

                     (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

                     (ii) an independent legal counsel in a written opinion.

           Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

              (a)    the Indemnitee provides security for his undertaking; or

               (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

               (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

                    (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in
                          Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

                    (ii)  an independent legal counsel in a written opinion.

           Article X, Section 10.02 of the Registrant's By-Laws provides as follows:

           Section 10.02.  Insurance of Officers, Directors, Employees and
           Agents: To the fullest extent permitted by applicable Maryland Law and by Section 17(h) of the Investment Company Act, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Investment Advisor.

         Rupay-Barrington Advisors, Inc.("Rupay-Barrington Advisors"), a wholly owned subsidiary of Rupay-Barrington Financial, is the investment advisor to each series of the Registrant. Rupay-Barrington Advisors is not currently substantially employed other than as investment advisor to the Registrant.

           Set forth below are the officers and directors of Rupay-Barrington Advisors who have other substantial businesses, professions, vocations, or employment aside from that of director or officer of the Rupay-Barrington
Advisors:

           Fritz Bensler (age 41) has served as President, Secretary and sole director of, and a Portfolio Manager for, Rupay-Barrington Advisors since January 1997. Mr. Bensler has also served as President of the Registrant since January 1997. From November 1995 until joining Rupay-Barrington Advisors in January 1997, Mr. Bensler was an equity security analyst and portfolio manager for JPJ Investment Management, Inc.

           Certain directors and officers of the Rupay-Barrington Advisors also may, in the future, serve as officers and/or directors of one or more of other mutual funds sponsored by Rupay-Barrington Financial and/or one or more of the affiliated entities listed herein. See also "Management of Fund," in Registrant's Statement of Additional Information.

Item 29.   Principal Underwriters.

           The principal  underwriter  for the  Registrant  is  Rupay-Barrington
Securities Corporation ("Rupay-Barrington Securities"). Rupay-Barrington Securities may serve, in the future, as the principal underwriter for one or more other funds. Rupay-Barrington Securities is a wholly-owned subsidiary of Rupay-Barrington Financial, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Rupay-Barrington Securities will receive commissions or other compensation for acting as principal underwriter.

           The address of each of the directors and officers of Rupay-Barrington Securities listed below is 1000 Ballpark Way, Suite 207A, Arlington, TX 76011.

Name and Principal   Positions and Offices            Positions and Offices
 Business Address      with Underwriter               with Registrant
Don Watkins            President, Director              None
Judy Rupay             Director                         None
Dixon R. Holman        Director                         Vice President
Carol Aeyung           Vice President                   None
Jon D. Willingham      Vice President                   None



Item 30.   Location of Accounts and Records.

           All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 1000 Ballpark Way, Suite 302, Arlington, TX 76011. Its transfer, dividend disbursing, and stockholder service activities are performed by Fund Services Inc., P.O. Box 26305, Richmond, Virginia 23260-6305. Custodian activities for the Registrant are performed at Star Bank, N.A., Mutual Fund Custody, P.O. Box 1118, Cincinnati, Ohio 45201. Although the Registrant does not presently intend to purchase portfolio securities outside of the United States, at such time as it determines to make such purchases, appropriate service providers will be retained to perform such services as are necessary.

Item 31.   Management Services.

           Registrant is not a party to any management related service contract, other than as set forth in the Prospectus.

Item 32.   Undertakings.

           (a)  Not Applicable

           (b) The Growth Fund and the Value Equity Fund will file, within four to six months after the effective date of their Registration Statement, a post-effective amendment using financial statements which need not be certified.

           (c) Upon request, the Registrant will furnish, without charge, a copy of the Registrant's latest annual report to stockholders and the most recent semi-annual report succeeding the annual report, when available, to each person to whom a prospectus is delivered.

                            SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado, this 4th day of May, 1998.

                              RUPAY-BARRINGTON TOTAL RETURN FUND, INC.

                              By:/s/ Fritz Bensler
                               -------------------
                              Fritz Bensler, President, Treasurer and Director

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                Title                            Date


                      President (Principal Executive Of       April 30, 1998
  /s/ Fritz Bensler   Treasurer (Chief Financial Officer)
  _________________    and Director

  *                        Director                            April 30 1998
----------------------
Bradley L. Newman

  *                       Director                            April 30, 1998
----------------------
Glen Wilkerson

  *                       Director                            April 30, 1998
----------------------
Judy A. Champine


*By:/s/Fritz Bensler
    Fritz Bensler
    Attorney-in-Fact

                                  EXHIBIT INDEX

1. (c)           Articles Supplementary of the Registrant

5. (c) Amended and Restated Investment Advisory Agreement for the Rupay-Barrington Total Return Fund between Registrant and Rupay-Barrington Advisors, Inc. dated _________________, 1998.

5. (d) Investment Advisory Agreement for the Rupay-Barrington Growth Fund between Registrant and Rupay-Barrington Advisors, Inc. dated ____________________, 1998.

5. (e) Investment Advisory Agreement for the Rupay-Barrington Value Equity Fund between Registrant and Rupay-Barrington Advisors, Inc. dated ____________________, 1998.

6. (c) Amendment to Distribution Agreement between Registrant and Rupay-Barrington Securities Corporation dated ______________, 1998.

6. (d)           Selected Dealer Agreement of Rupay-Barrington Securities
                 Corporations

8. (c)           Custody Agreement between the Registrant and Star Bank, N.A.
                 dated ____________________, 1998.

9. (g) Administrative Services Agreement between the Registrant and Commonwealth Shareholder Securities, Inc. dated _____________, 1998.

9. (h) Amendment to Expense Limitation Agreement between Registrant and the Rupay-Barrington Financial Group, Inc. dated ________, 1998.

9  (i)            Amendment to Accounting Services Agreement between the
                 Registrant and Commonwealth Fund Accounting, Inc. dated ________, 1998 (filed herewith)

10.              Opinions of Sachnoff & Weaver, Ltd.

11.              Consent of Tait, Weller & Baker.

15. (b) Amendment to Distribution Plan and Agreement for the Rupay-Barrington Total Return Fund between the Registrant and Rupay-Barrington Securities Corporation dated ________________, 1998.

15. (c) Distribution Plan and Agreement for the Rupay-Barrington Growth Fund between the Registrant and Rupay-Barrington Securities Corporation dated ____________________, 1998.

15. (d) Distribution Plan and Agreement for the Rupay-Barrington Value Equity Fund between the Registrant and Rupay-Barrington Securities Corporation dated ____________________, 1998.

                                                       Exhibit 1(c)


             RUPAY-BARRINGTON TOTAL RETURN FUND, INC.
                      ARTICLES SUPPLEMENTARY

            RUPAY-BARRINGTON TOTAL RETURN FUND
             RUPAY-BARRINGTON GROWTH FUND, AND
             RUPAY-BARRINGTON VALUE EQUITY FUND

           Rupay-Barrington Total Return Fund, Inc., a Maryland corporation, having its principal office in Arlington, Texas, (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

           FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article V of the Articles of Amendment and Restatement of the Corporation (the "Articles"), the Board of Directors has (i) duly classified a number of shares of common stock of the Corporation, par value $.01 per share (the "Common Stock"), as determined in connection with the SECOND paragraph below, and (ii) reclassified all of the then issued and outstanding shares of Common Stock into a new series of common stock to be designated the Rupay-Barrington Total Return Fund.


           SECOND: After giving effect to the foregoing classification, the Board of Directors has heretofore duly divided and classified an aggregate of 1,000,000,000 shares of Common Stock, which amount includes all of the then issued and outstanding shares of Common Stock, into the following series:
Rupay-Barrington Total Return Fund, the Rupay-Barrington Growth Fund and the Rupay-Barrington Value Equity Fund (each a "Series"). Each Series shall consist, until further changed, of the lesser of (x) 1,000,000,000 shares or (y) the number of shares which could be issued by issuing all of the shares of any series currently or hereafter classified less the total number of shares then issued and outstanding in all of such series. All shares of each Series have the powers, preferences, other special rights, qualifications, restrictions, and limitations set forth in the Articles. Any matter affecting a particular Series, including without limitation, matters affecting the investment advisory arrangements or investment policies or restrictions of a Series, shall be deemed effective when approved by the required vote of the shareholders of such Series.

           THIRD: The Common Stock has been classified by the Board of Directors under authority contained in the Articles.

           IN WITNESS WHEREOF, Rupay-Barrington Total Return Fund, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf by its President and witnessed by its Secretary on ________, 1998.

WITNESS:                            RUPAY-BARRINGTON TOTAL
                                    RETURN FUND, INC.
                                    By:_____________________
           Secretary                Fritz Bensler, President

           THE UNDERSIGNED, President of Rupay-Barrington Total Return Fund, Inc., who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                          _______________________
                                          Fritz Bensler, President

                                                  Exhibit 5(c)

                       AMENDED AND RESTATED
                   INVESTMENT ADVISORY AGREEMENT

      This AMENDED AND RESTATED AGREEMENT made this ___ day of _____ 1998, by and between Rupay-Barrington Total Return Fund, Inc. a Maryland corporation (the "Corporation"), and Rupay-Barrington Advisors, Inc., a Nevada corporation (the "Advisor").

                       W I T N E S S E T H:

      WHEREAS, the Corporation was formed to engage in business as a diversified open-end series company and a registered management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

      WHEREAS, the Corporation is authorized to issue shares of capital stock of the Corporation in the Rupay-Barrington Total Return Fund (the "Fund"), a separate series of the Corporation, the shares of which represent interests in separate portfolio of securities and other assets ("Fund Shares");

      WHEREAS, the Advisor is engaged principally in the business of rendering advisory services and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended;

      WHEREAS,   the  Corporation  desires  to  retain  the  Advisor  to  render investment supervisory and corporate administrative services to the Fund in the manner and on the terms hereinafter set forth; and

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties hereby agree as follows:


                            ARTICLE 1.

                       Duties of the Advisor

      The Corporation hereby employs the Advisor to act as the investment advisor to, and manager of, the Fund and to manage the investment and reinvestment of the assets of the Fund and to administer its affairs, subject to the supervision of the Board of Directors of the Corporation, on the terms and conditions set forth in this Amended and Restated Agreement and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the currently effective prospectus of the Fund (the "Prospectus"). The Advisor hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein.

The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (a) Investment Advisory Services. In acting as investment advisor to the Fund, the Advisor shall regularly provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Fund and shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which it may invest, subject to the restrictions set forth in the Corporation's Articles of Incorporation and By-Laws, as amended from time to time, the Articles Supplementary, the provisions of the Investment Company Act, and the statements relating to the Fund's investment objectives, investment policies and investment restrictions as the same are set forth in the Prospectus. Should the Board of Directors of the Corporation at any time, however, make any definite determinations as to investment policy and notify the Advisor thereof, the Advisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Advisor shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies, as such policies relate to the Advisor, determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund with brokers or dealers selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, except as otherwise expressly set forth herein, the Advisor is directed at all times to seek to obtain for the Fund the most favorable net results for the Fund as determined by the Board of Directors and set forth in the Prospectus. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934 (the "1934 Act"), and other applicable provisions of law, nothing shall prohibit the Advisor from selecting brokers or dealers with which it or the Fund is affiliated, including, without limitation, Rupay-Barrington Securities, Inc. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion. The Board of Directors of the Corporation shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

      (b) Brokerage. Subject to the approval of the Board of Directors, the Advisor, in carrying out its duties under Paragraph 1(a), may cause the Corporation, with respect to the Fund, to pay a broker-dealer which furnishes brokerage or research services (as such services are defined under Section 28(e) of the 1934 Act, a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion.

(c) Advisor's Use of the Services of Others. The Advisor may (at its cost) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Advisor or the Corporation or the Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Advisor may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or the Fund, as appropriate, or in the discharge of the Advisor's overall responsibilities with respect to the other accounts which it serves as investment advisor.

      (d) Ownership of Records. All records required to be maintained and preserved by the Corporation or the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Securities Act of 1933 and maintained and preserved by the Advisor on behalf of the Corporation or the Fund, as appropriate, are the property of the Corporation or the Fund, as appropriate, and will be surrendered by the Advisor promptly on request by the Corporation or the Fund, as appropriate.

      (e) Reports to the Advisor. The Corporation or the Fund, as appropriate, shall furnish or otherwise make available to the Advisor such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or the Fund, as appropriate, as the Advisor may, at any time or from time to time, reasonably require in order to discharge its obligations under this Amended and Restated Agreement.

      (f) Administrative Services. In addition to the performance of investment advisory services, the Advisor shall perform, or supervise the performance of, administrative services in connection with the management of the Fund. In this connection, the Advisor agrees to: (i) assist in supervising all aspects of the Fund's operations, including the co-ordination of all matters relating to the functions of the Corporation's custodian, transfer agent, administrative and accounting servicer, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund or the Corporation; (ii) maintain the corporate existence and records of the Corporation; (iii) provide the Fund, at the Advisor's expense, with services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including duties in connection with shareholder relations, redemption requests and account adjustments and the maintenance of certain books and records of the Fund; (iv) prepare all general shareholder communications, including shareholder reports for the Fund; (v) during such times as shares are publicly offered, maintain the registration and qualification of the Fund Shares under federal and state law;
(vi) provide the Fund, at the Advisor's expense, with adequate office space and related services necessary for its operations as contemplated in this Amended and Restated Agreement; (vii) investigate the development of and develop and implement, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle; (viii) permit the Advisor's employees to serve as officers, directors and committee members of the Corporation, without cost to the Corporation; and (ix) reimburse the Fund for any loss incurred as a result of the Fund's receipt of NSF checks from investors if said funds cannot be recovered from the investors.

                            ARTICLE 2.

                    Compensation of the Advisor

      (a) Investment Advisory Fee. For the services rendered hereunder, the Fund shall pay to the Advisor monthly on the first business day of the next succeeding calendar month a fee based upon the average daily value of the aggregate net assets of the Fund, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus, at the annual rate of 0.80% of the average daily value of the aggregate net assets of the Fund, less the amounts described below.

           The Advisor shall pay, from the investment advisory fee as calculated in the manner described above, certain expenses, the amount of which expenses shall be determined in accordance with the provisions set forth in paragraphs
(b) and (c) below.

      (b) Expenses. The Fund assumes and shall pay all expenses of the operation of the Fund, unless any of such expenses are specifically assumed by The Rupay-Barrington Financial Group, Inc. ("RPFG") pursuant to that certain agreement between the Fund and RPFG or assumed by the Advisor, including, without limitation: costs relating to the organization of the Fund, insurance, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor, Rupay-Barrington Securities, Inc.), charges of the Custodian, Transfer Agent and the Administrative and Accounting Services, expenses of redemption of shares, expenses and fees associated with registering the shares under Federal and state securities laws, fees and expenses of directors who are not affiliated persons of RPFG or its subsidiaries, accounting and pricing costs (including the daily calculation of net asset value), interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and any other expenses properly payable by the Fund or the Corporation.

      (c) Expense Limitations. In the event the operating expenses of the Fund, including the investment advisory fee payable to the Advisor for any fiscal year ending on a date on which this Amended and Restated Agreement is in effect exceed, after payment to RPFG of amounts due under that certain agreement referenced in paragraph (b) hereof, the expense limitations under state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Advisor shall reduce its investment advisory fee by the extent of such excess and, if required under any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, the Advisor shall be reimbursed for any such excess payments made to the Fund in subsequent years. For purposes of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis, and the Fund's distribution plan expenses are excluded. Whenever the expenses of the Fund exceed the applicable annual expense limitations, the estimated amounts of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the advisory fee due to the Advisor.

                            ARTICLE 3.

              Limitation of Liability of the Advisor

      The Advisor and its directors, officers or employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Advisor. Nothing herein contained shall be construed to protect the Advisor against any liability to the Fund or its security holders to which the Advisor shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Advisor's obligations and duties under this Amended and Restated Agreement or the violation of any applicable law.

                            ARTICLE 4.

                     Activities of the Advisor

      The services of the Advisor under this Amended and Restated Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund have, or may acquire, interests in the Advisor, as directors, officers, employees or shareholders or otherwise and that directors, officers, employees or shareholders of the Advisor have, or may acquire, similar interests in the Fund, and that the Advisor has, or may acquire, interests in the Fund as a shareholder or otherwise.

                            ARTICLE 5.

  Duration and Termination of this Amended and Restated Agreement

     This Amended and Restated Agreement shall become effective as of the date first above written and, unless sooner terminated as hereinafter provided, shall remain in force until December 31, 1999 and thereafter shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by: (a) the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the Board of Directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to the Fund, who are not parties to this Amended and Restated Agreement or interested persons of any such party; and (b) the Advisor shall not have notified the Corporation, in writing, at least 60 days prior to December 31, 1999 or prior to December 31st of any year thereafter, that it does not desire such continuation. The Advisor shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Amended and Restated Agreement or any extension, renewal or amendment hereof.

     This Amended and Restated Agreement may be terminated by either party hereto, without the payment of any penalty, on sixty days' prior written notice to the other party; provided, that in the case of termination by the Corporation, with respect to the Fund, such action shall have been authorized by resolution of a majority of the directors of the Corporation who are not parties to this Amended and Restated Agreement or interested persons of any such party, or by a vote of a majority of the outstanding voting security of the Fund. This Amended and Restated Agreement shall automatically terminate in the event of its assignment.

                            ARTICLE 6.

                            Definitions

      The terms "assignment," "affiliated person" and "interested person," when used in this Amended and Restated Agreement, shall have the respective meanings specified in the Investment Company Act. As used with respect to the Corporation or any of its Funds, the term "majority of the outstanding voting securities" means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding voting securities.

                            ARTICLE 7.

         Amendments of this Amended and Restated Agreement

     This Amended and Restated Agreement may be amended by the parties only if such amendment is specifically approved by: (i) the Board of Directors of the Corporation, or by the vote of a majority of outstanding shares of the Fund; and
(ii) a majority of those directors of the Corporation who are not parties to this Amended and Restated Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                            ARTICLE 8.

                              Notices

      All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) when mailed by registered or certified mail, return receipt requested, postage prepaid; (ii) when telecopied, provided that a copy of such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, within one business day following transmission of the telecopy; or (iii) when hand delivered to the party to whom it is to be given at the address of such party set forth below, as follows:

If to the Fund:   Rupay-Barrington Total Return Fund, Inc.
                  1000 Ballpark Way
                  Suite 302
                  Arlington, TX 76011

If to the Advisor:Rupay-Barrington Advisors, Inc.
                  3551 S. Monaco Parkway, #116
                  Denver, CO 80237

                            ARTICLE 9.

                           Governing Law

      The provisions of this Amended and Restated Agreement shall be construed and interpreted in accordance with the laws of the State of Texas as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of Texas or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                            ARTICLE 10.

                           Miscellaneous

      (a) Captions. The captions in this Amended and Restated Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

      (b) Interpretation. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of the Corporation of its responsibility for and control of the conduct of the affairs of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

                                     RUPAY-BARRINGTON TOTAL RETURN
                                     FUND, INC.



                                     By:
                                          --------------------------------
Attest:                                    Authorized Signatory


-----------------------------
      Secretary
                                     RUPAY-BARRINGTON ADVISORS, INC.



                                     By:
                                          --------------------------------
Attest:                                    Authorized Signatory


-----------------------------
      Secretary

                                                  Exhibit 5(d)


                   INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this ___ day of _____ 1998, by and between Rupay-Barrington Total Return Fund, Inc. a Maryland corporation (the "Corporation"), and Rupay-Barrington Advisors, Inc., a Nevada corporation (the "Advisor").


                       W I T N E S S E T H:

     WHEREAS, the Corporation was formed to engage in business as a diversified open-end series company and registered management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

      WHEREAS, the Corporation is authorized to issue shares of capital stock of the Corporation in the Rupay-Barrington Growth Fund (the "Fund"), a separate series of the Corporation, the shares of which represent interests in a separate portfolio of securities and other assets ("Fund Shares");

      WHEREAS, the Advisor is engaged principally in the business of rendering advisory services and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended;

      WHEREAS,   the  Corporation  desires  to  retain  the  Advisor  to  render investment supervisory and corporate administrative services to the Fund in the manner and on the terms hereinafter set forth; and

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties hereby agree as follows:


                            ARTICLE 1.

                       Duties of the Advisor

      The Corporation hereby employs the Advisor to act as the investment advisor to, and manager of, the Fund and to manage the investment and reinvestment of the assets of the Fund and to administer its affairs, subject to the supervision of the Board of Directors of the Corporation, on the terms and conditions set forth in this Agreement and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the currently effective prospectus of the Fund (the "Prospectus"). The Advisor hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein.

The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      (a) Investment Advisory Services. In acting as investment advisor to the Fund, the Advisor shall regularly provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Fund and shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which it may invest, subject to the restrictions set forth in the Corporation's Articles of Incorporation and By-Laws, as amended from time to time, the Articles Supplementary, the provisions of the Investment Company Act, and the statements relating to the Fund's investment objectives, investment policies and investment restrictions as the same are set forth in the Prospectus. Should the Board of Directors of the Corporation at any time, however, make any definite determinations as to investment policy and notify the Advisor thereof, the Advisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Advisor shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies, as such policies relate to the Advisor, determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund with brokers or dealers selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, except as otherwise expressly set forth herein, the Advisor is directed at all times to seek to obtain for the Fund the most favorable net results for the Fund as determined by the Board of Directors and set forth in the Prospectus. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934 (the "1934 Act"), and other applicable provisions of law, nothing shall prohibit the Advisor from selecting brokers or dealers with which it or the Fund is affiliated, including, without limitation, Rupay-Barrington Securities, Inc. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion. The Board of Directors of the Corporation shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

      (b) Brokerage. Subject to the approval of the Board of Directors, the Advisor, in carrying out its duties under Paragraph 1(a), may cause the Corporation, with respect to the Fund, to pay a broker-dealer which furnishes brokerage or research services (as such services are defined under Section 28(e) of the 1934 Act, a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion.

(c) Advisor's Use of the Services of Others. The Advisor may (at its cost) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Advisor or the Corporation or the Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Advisor may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or the Fund, as appropriate, or in the discharge of the Advisor's overall responsibilities with respect to the other accounts which it serves as investment advisor.

      (d) Ownership of Records. All records required to be maintained and preserved by the Corporation or the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Securities Act of 1933, as amended, and maintained and preserved by the Advisor on behalf of the Corporation or the Fund, as appropriate, are the property of the Corporation or the Fund, as appropriate, and will be surrendered by the Advisor promptly on request by the Corporation or the Fund, as appropriate.

      (e) Reports to the Advisor. The Corporation or the Fund, as appropriate, shall furnish or otherwise make available to the Advisor such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or the Fund, as appropriate, as the Advisor may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

      (f) Administrative Services. In addition to the performance of investment advisory services, the Advisor shall perform, or supervise the performance of, administrative services in connection with the management of the Fund. In this connection, the Advisor agrees to: (i) assist in supervising all aspects of the Fund's operations, including the co-ordination of all matters relating to the functions of the Corporation's custodian, transfer agent, administrative and accounting servicer, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund or the Corporation; (ii) maintain the corporate existence and records of the Corporation; (iii) provide the Fund, at the Advisor's expense, with services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including duties in connection with shareholder relations, redemption requests and account adjustments and the maintenance of certain books and records of the Fund; (iv) prepare all general shareholder communications, including shareholder reports for the Fund; (v) during such times as shares are publicly offered, maintain the registration and qualification of the Fund Shares under federal and state law;
(vi) provide the Fund, at the Advisor's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement;
(vii) investigate the development of and develop and implement, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle; (viii) permit the Advisor's employees to serve as officers, directors and committee members of the Corporation, without cost to the Corporation; and (ix) reimburse the Fund for any loss incurred as a result of the Fund's receipt of NSF checks from investors if said funds cannot be recovered from the investors.

                            ARTICLE 2.

                    Compensation of the Advisor

      (a) Investment Advisory Fee. For the services rendered hereunder, the Fund shall pay to the Advisor monthly on the first business day of the next succeeding calendar month a fee based upon the average daily value of the aggregate net assets of the Fund, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus, at the annual rate of 0.80% of the average daily value of the aggregate net assets of the Fund, less the amounts described below.

           The Advisor shall pay, from the investment advisory fee as calculated in the manner described above, certain expenses, the amount of which expenses shall be determined in accordance with the provisions set forth in paragraphs
(b) and (c) below.

      (b) Expenses. The Fund assumes and shall pay all expenses of the operation of the Fund, unless any of such expenses are specifically assumed by The Rupay-Barrington Financial Group, Inc. ("RPFG") pursuant to that certain agreement between the Fund and RPFG or assumed by the Advisor, including, without limitation: costs relating to the organization of the Fund, insurance, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor, Rupay-Barrington Securities, Inc.), charges of the Custodian, Transfer Agent and the Administrative and Accounting Services, expenses of redemption of shares, expenses and fees associated with registering the shares under Federal and state securities laws, fees and expenses of directors who are not affiliated persons of RPFG or its subsidiaries, accounting and pricing costs (including the daily calculation of net asset value), interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and any other expenses properly payable by the Fund or the Corporation.

      (c) Expense Limitations. In the event the operating expenses of the Fund, including the investment advisory fee payable to the Advisor for any fiscal year ending on a date on which this Agreement is in effect exceed, after payment to RPFG of amounts due under that certain agreement referenced in paragraph (b) hereof, the expense limitations under state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Advisor shall reduce its investment advisory fee by the extent of such excess and, if required under any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, the Advisor shall be reimbursed for any such excess payments made to the Fund in subsequent years. For purposes of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis, and the Fund's distribution plan expenses are excluded. Whenever the expenses of the Fund exceed the applicable annual expense limitations, the estimated amounts of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the advisory fee due to the Advisor.

                            ARTICLE 3.

              Limitation of Liability of the Advisor

      The Advisor and its directors, officers or employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Advisor. Nothing herein contained shall be construed to protect the Advisor against any liability to the Fund or its security holders to which the Advisor shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Advisor's obligations and duties under this Agreement or the violation of any applicable law.

                            ARTICLE 4.

                     Activities of the Advisor

      The services of the Advisor under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund have, or may acquire, interests in the Advisor, as directors, officers, employees or shareholders or otherwise and that directors, officers, employees or shareholders of the Advisor have, or may acquire, similar interests in the Fund, and that the Advisor has, or may acquire, interests in the Fund as a shareholder or otherwise.

                            ARTICLE 5.

            Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and, unless sooner terminated as hereinafter provided, shall remain in force until December 31, 1999 and thereafter shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by: (a) the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the Board of Directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and (b) the Advisor shall not have notified the Corporation, in writing, at least 60 days prior to December 31, 1999 or prior to December 31st of any year thereafter, that it does not desire such continuation. The Advisor shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

      This Agreement may be terminated by either party hereto, without the payment of any penalty, on sixty days' prior written notice to the other party; provided, that in the case of termination by the Corporation, with respect to the Fund, such action shall have been authorized by resolution of a majority of the directors of the Corporation who are not parties to this Agreement or interested persons of any such party, or by a vote of a majority of the outstanding voting security of the Fund. This Agreement shall automatically terminate in the event of its assignment.

                            ARTICLE 6.

                            Definitions

      The terms "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act. As used with respect to the Corporation or any of its Funds, the term "majority of the outstanding voting securities" means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding voting securities.

                            ARTICLE 7.

                   Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved by: (i) the Board of Directors of the Corporation, or by the vote of a majority of outstanding shares of the Fund; and (ii) a majority of those directors of the Corporation who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                            ARTICLE 8.

                              Notices

      All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) when mailed by registered or certified mail, return receipt requested, postage prepaid; (ii) when telecopies, provided that a copy of such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, within one business day following transmission of the telecopy; or (iii) when hand delivered to the party to whom it is to be given at the address of such party set forth below, as follows:

If to the Fund:   Rupay-Barrington Total Return Fund, Inc.
                  1000 Ballpark Way
                  Suite 302
                  Arlington, TX 76011

If to the Advisor:Rupay-Barrington Advisors, Inc.
                  3551 S. Monaco Parkway, #116
                  Denver, CO 80237

                            ARTICLE 9.

                           Governing Law

      The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Texas as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of Texas or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                            ARTICLE 10.

                           Miscellaneous

      (a) Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

      (b) Interpretation. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of the Corporation of its responsibility for and control of the conduct of the affairs of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

                                     RUPAY-BARRINGTON TOTAL RETURN
                                     FUND, INC.



                                     By:
                                          --------------------------------
Attest:                                    Authorized Signatory


-----------------------------
      Secretary
                                     RUPAY-BARRINGTON ADVISORS, INC.



                                     By:
                                          --------------------------------
Attest:                                    Authorized Signatory


-----------------------------
      Secretary

                                                  Exhibit 5(e)


                         INVESTMENT ADVISORY AGREEMENT

         This AGREEMENT made this ___ day of _____ 1998, by and between Rupay-Barrington Total Return Fund, Inc. a Maryland corporation (the "Corporation"), and Rupay-Barrington Advisors, Inc., a Nevada corporation (the "Advisor").

                                 W I T N E S S E T H:

     WHEREAS, the Corporation was formed to engage in business as a diversified open-end series company and registered management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

     WHEREAS, the Corporation is authorized to issue shares of capital stock of the Corporation ("Shares") in the Rupay-Barrington Value Equity Fund (the "Fund"), a separate series of the Corporation, the shares of which represent interests in a separate portfolio of securities and other assets ("Fund Shares");

     WHEREAS, the Advisor is engaged principally in the business of rendering advisory services and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended;

     WHEREAS, the Corporation desires to retain the Advisor to render investment supervisory and corporate administrative services to the Fund in the manner and on the terms hereinafter set forth; and

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties hereby agree as follows:


                                   ARTICLE 1.

                             Duties of the Advisor

     The Corporation hereby employs the Advisor to act as the investment advisor to, and manager of, the Fund and to manage the investment and reinvestment of the assets of the Fund and to administer its affairs, subject to the supervision of the Board of Directors of the Corporation, on the terms and conditions set forth in this Agreement and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the currently effective prospectus of the Fund (the "Prospectus"). The Advisor hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein.

The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     (a) Investment Advisory Services. In acting as investment advisor to the Fund, the Advisor shall regularly provide the Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Fund and shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which it may invest, subject to the restrictions set forth in the Corporation's Articles of Incorporation and By-Laws, as amended from time to time, the Articles Supplementary, the provisions of the Investment Company Act, and the statements relating to the Fund's investment objectives, investment policies and investment restrictions as the same are set forth in the Prospectus. Should the Board of Directors of the Corporation at any time, however, make any definite determinations as to investment policy and notify the Advisor thereof, the Advisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Advisor shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies, as such policies relate to the Advisor, determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund with brokers or dealers selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, except as otherwise expressly set forth herein, the Advisor is directed at all times to seek to obtain for the Fund the most favorable net results for the Fund as determined by the Board of Directors and set forth in the Prospectus. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and other applicable provisions of law, nothing shall prohibit the Advisor from selecting brokers or dealers with which it or the Fund is affiliated, including, without limitation, Rupay-Barrington Securities, Inc. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion. The Board of Directors of the Corporation shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         (b) Brokerage. Subject to the approval of the Board of Directors, the Advisor, in carrying out its duties under Paragraph 1(a), may cause the Corporation, with respect to the Fund, to pay a broker-dealer which furnishes brokerage or research services (as such services are defined under Section 28(e) of the 1934 Act, a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Advisor and its affiliates have with respect to accounts over which they exercise investment discretion.

(c) Advisor's Use of the Services of Others. The Advisor may (at its cost) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Advisor or the Corporation or the Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Advisor may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or the Fund, as appropriate, or in the discharge of the Advisor's overall responsibilities with respect to the other accounts which it serves as investment advisor.

         (d) Ownership of Records. All records required to be maintained and preserved by the Corporation or the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Securities Act of 1933 and maintained and preserved by the Advisor on behalf of the Corporation or the Fund, as appropriate, are the property of the Corporation or the Fund, as appropriate, and will be surrendered by the Advisor promptly on request by the Corporation or the Fund, as appropriate.

         (e) Reports to the Advisor. The Corporation or the Fund, as appropriate, shall furnish or otherwise make available to the Advisor such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or the Fund, as appropriate, as the Advisor may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     (f) Administrative Services. In addition to the performance of investment advisory services, the Advisor shall perform, or supervise the performance of, administrative services in connection with the management of the Fund. In this connection, the Advisor agrees to: (i) assist in supervising all aspects of the Fund's operations, including the co-ordination of all matters relating to the functions of the Corporation's custodian, transfer agent, administrative and accounting servicer, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund or the Corporation; (ii) maintain the corporate existence and records of the Corporation; (iii) provide the Fund, at the Advisor's expense, with services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund, including duties in connection with shareholder relations, redemption requests and account adjustments and the maintenance of certain books and records of the Fund; (iv) prepare all general shareholder communications, including shareholder reports for the Fund; (v) during such times as shares are publicly offered, maintain the registration and qualification of the Fund Shares under federal and state law;
(vi) provide the Fund, at the Advisor's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement;
(vii) investigate the development of and develop and implement, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle; (viii) permit the Advisor's employees to serve as officers, directors and committee members of the Corporation, without cost to the Corporation; and (ix) reimburse the Fund for any loss incurred as a result of the Fund's receipt of NSF checks from investors if said funds cannot be recovered from the investors.

                                    ARTICLE 2.
                             Compensation of the Advisor

         (a) Investment Advisory Fee. For the services rendered hereunder, the Fund shall pay to the Advisor monthly on the first business day of the next succeeding calendar month a fee based upon the average daily value of the aggregate net assets of the Fund, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus, at the annual rate of 0.80% of the average daily value of the aggregate net assets of the Fund, less the amounts described below.

                  The Advisor shall pay, from the investment advisory fee as calculated in the manner described above, certain expenses, the amount of which expenses shall be determined in accordance with the provisions set forth in paragraphs (b) and (c) below.

         (b) Expenses. The Fund assumes and shall pay all expenses of the operation of the Fund, unless any of such expenses are specifically assumed by The Rupay-Barrington Financial Group, Inc. ("RPFG") pursuant to that certain agreement between the Fund and RPFG or assumed by the Advisor, including, without limitation: costs relating to the organization of the Fund, insurance, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor, Rupay-Barrington Securities, Inc.), charges of the Custodian, Transfer Agent and the Administrative and Accounting Services, expenses of redemption of shares, expenses and fees associated with registering the shares under Federal and state securities laws, fees and expenses of directors who are not affiliated persons of RPFG or its subsidiaries, accounting and pricing costs (including the daily calculation of net asset value), interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and any other expenses properly payable by the Fund or the Corporation.

     (c) Expense Limitations. In the event the operating expenses of the Fund, including the investment advisory fee payable to the Advisor for any fiscal year ending on a date on which this Agreement is in effect exceed, after payment to RPFG of amounts due under that certain agreement referenced in paragraph (b) hereof, the expense limitations under state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Advisor shall reduce its investment advisory fee by the extent of such excess and, if required under any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, to the extent permitted by law, the Advisor shall be reimbursed for any such excess payments made to the Fund in subsequent years. For purposes of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis, and the Fund's distribution plan expenses are excluded. Whenever the expenses of the Fund exceed the applicable annual expense limitations, the estimated amounts of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the advisory fee due to the Advisor.

                                      ARTICLE 3.

                            Limitation of Liability of the Advisor

     The Advisor and its directors, officers or employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Advisor. Nothing herein contained shall be construed to protect the Advisor against any liability to the Fund or its security holders to which the Advisor shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Advisor's obligations and duties under this Agreement or the violation of any applicable law.

                                       ARTICLE 4.

                                Activities of the Advisor

     The services of the Advisor under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund have, or may acquire, interests in the Advisor, as directors, officers, employees or shareholders or otherwise and that directors, officers, employees or shareholders of the Advisor have, or may acquire, similar interests in the Fund, and that the Advisor has, or may acquire, interests in the Fund as a shareholder or otherwise.

                                       ARTICLE 5.

                           Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and, unless sooner terminated as hereinafter provided, shall remain in force until December 31, 1999 and thereafter shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by: (a) the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the Board of Directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and (b) the Advisor shall not have notified the Corporation, in writing, at least 60 days prior to December 31, 1999 or prior to December 31st of any year thereafter, that it does not desire such continuation. The Advisor shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

         This Agreement may be terminated by either party hereto, without the payment of any penalty, on sixty days' prior written notice to the other party; provided, that in the case of termination by the Corporation, with respect to the Fund, such action shall have been authorized by resolution of a majority of the directors of the Corporation who are not parties to this Agreement or interested persons of any such party, or by a vote of a majority of the outstanding voting security of the Fund. This Agreement shall automatically terminate in the event of its assignment.

                               ARTICLE 6.

                              Definitions

     The terms "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act. As used with respect to the Corporation or any of its Funds, the term "majority of the outstanding voting securities" means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding voting securities.

                                 ARTICLE 7.

                         Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by: (i) the Board of Directors of the Corporation, or by the vote of a majority of outstanding shares of the Fund; and (ii) a majority of those directors of the Corporation who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE 8.

                                  Notices

         All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) when mailed by registered or certified mail, return receipt requested, postage prepaid; (ii) when telecopied, provided that a copy of such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, within one business day following transmission of the telecopy; or (iii) when hand delivered to the party to whom it is to be given at the address of such party set forth below, as follows:

If to the Fund:                Rupay-Barrington Total Return Fund, Inc.
                               1000 Ballpark Way
                               Suite 302
                               Arlington, TX 76011

If to the Advisor:             Rupay-Barrington Advisors, Inc.
                               3551 S. Monaco Parkway, #116
                               Denver, CO 80237

                                      ARTICLE 9.

                                     Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Texas as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of Texas or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                       ARTICLE 10.

                                      Miscellaneous

         (a) Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         (b) Interpretation. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of the Corporation of its responsibility for and control of the conduct of the affairs of the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and their respective corporate seals to be hereunto duly affixed and attested.

                                 RUPAY-BARRINGTON TOTAL RETURN
                                 FUND, INC.



                                  By:
                                  -----------------------------------------
Attest:                           Authorized Signatory


-------------------------------
         Secretary
                                 RUPAY-BARRINGTON ADVISORS, INC.



                                 By:
                                 ---------------------------------------------
Attest:                          Authorized Signatory


-------------------------------------------------
         Secretary

                                                  Exhibit 6(c)

                AMENDMENT TO DISTRIBUTION AGREEMENT

      THIS AMENDMENT TO DISTRIBUTION AGREEMENT is made and entered into this ____ day of ________, 1998, for the purpose of amending that certain Distribution Agreement by and among Rupay-Barrington Total Return Fund, Inc., f/k/a Valley Forge Capital Holdings Total Return Fund, Inc., a Maryland corporation (the "Corporation") and Rupay-Barrington Securities Corporation, f/k/a Valley Forge Distributors, Inc., a Nevada corporation (the "Distributor").

      WHEREAS, effective November 29, 1997, the Corporation changed its legal name from "Valley Forge Capital Holdings Total Return Fund, Inc." to its current legal name of "Rupay-Barrington Total Return Fund, Inc.";

      WHEREAS,  effective June 9, 1997, the  Distributor  changed its legal name
from  "Valley   Forge   Distributors,   Inc."  to  its  current  legal  name  of
"Rupay-Barrington Securities Corporation";

      WHEREAS, the Corporation has filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland to classify and reclassify the shares of capital stock of the Corporation (the "Shares") as follows: all unissued Shares being classified into a number of series and all issued and outstanding Shares being reclassified into a series (each series being referred to herein as a "Series"); and

      WHEREAS, the Corporation and the Distributor now wish to amend the Distribution Agreement to reflect the name changes and the Series.

      NOW, THEREFORE, the parties agree to amend the Distribution Agreement as follows:

      In all places where the name "Valley Forge Capital Holdings Total Return Fund, Inc." appears in the Distribution Agreement, the name "Rupay-Barrington Total Return Fund, Inc." shall be substituted and in all places where Rupay-Barrington Total Return Fund, Inc. is referred to as the "Fund", the designation "Corporation" shall be substituted.

      In all places where the name "Valley Forge Distributors, Inc." appears in the Distribution Agreement, the name "Rupay-Barrington Securities Corporation" shall be substituted.

     Section 1 of the Distribution Agreement is hereby amended and restated in its entirety to read as follows:

     Solicitation of Shares. The Distributor shall be the principal underwriter of the shares of the Corporation in any and all series into which such shares are or may be classified (the shares in any and all series being referred to herein as the "Shares") with such duties as hereinafter stated. The Distributor agrees to use its best efforts to bring about and maintain a broad distribution of the Corporation's Shares among bona fide investors.

      Section 9 of the Distribution Agreement is hereby amended and restated in its entirety as follows:

           Notice. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when: (i) mailed by regular or certified mail, return receipt requested, postage prepaid; (ii) telecopied, provided that a copy of such notice is mailed by registered mail or certified mail, return receipt requested, postage prepaid, within one business day following transmission of the telecopy; or (iii) hand-delivered to the party to whom it is to be given, at the address of such party set forth below, as follows:

           If to the Corporation:   Rupay-Barrington Total Return Fund, Inc.
                             1000 Ballpark Way, Suite 302
                             Arlington, Texas 76011

           If to the Distributor:   Rupay-Barrington Securities Corporation
                             1000 Ballpark Way, Suite 207-A
                             Arlington, Texas 76011



      IN WITNESS WHEREOF, the parties hereto have executed this Distribution Amendment as of the date first above written.

                          RUPAY-BARRINGTON TOTAL RETURN FUND, INC.

                                    By:_________________________

                                          Name:

                                          Its:

                          RUPAY-BARRINGTON SECURITIES CORPORATION

                                    By:_________________________

                                          Name:

                                          Its:

                                                  Exhibit 6(d)







                         DEALER AGREEMENT



                          for the sale of
              Rupay-Barrington Financial Group, Inc.
                          Family of Funds






              RUPAY-BARRINGTON SECURITIES CORPORATION
                         1000 Ballpark Way
                            Suite 207A
                        Arlington, TX 76011
                       Phone: (800) 469-7220

Selected  Dealer  Agreement  between  Rupay-Barrington   Securities  Corporation
("RBSC") and _______________________________________________________
                           ("Dealer")

           WHEREAS, RBSC is the principal underwriter for the shares of common stock (the "Shares") of each of the diversified series (as set forth on the attached Schedules which shall be updated from time to time and collectively referred to as "Fund(s)") of Rupay-Barrington Total Return Fund, Inc. (the "Company"), a diversified, open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, sponsored by The Rupay-Barrington Financial Group, Inc. We have been given the exclusive right to purchase the Shares from the Fund(s), for sale throughout the United States. Shares of the Fund(s) will be or are offered for sale to the public in unlimited amounts.

APPOINTMENT. We hereby offer to appoint you as a non-exclusive distributor for the sale of the Shares in those states and jurisdictions of the United States in which you and the Shares are currently qualified for sale. A list of the proposed states and jurisdictions in which the Shares will be qualified for sale is set forth in the attached Schedule(s) applicable to the Fund(s) the Dealer will offer to sell shares. The final list of states and jurisdictions will be provided to you prior to the sale or offer for sale of any Shares of the Fund(s).

SALE OF SHARES. Subject to applicable legal restrictions, you agree to use your best efforts to solicit investors for orders to purchase the Shares. In all sales of the Shares made by you, you shall act as Dealer with respect to investors and in no transaction shall you have any authority to act as agent of the Fund(s) or of us, and nothing in this Agreement shall constitute either you or us the agent of the other or shall constitute you or the Fund(s) the agent of the other. You agree to sell only those Shares for which you place orders with us, and to purchase Shares from no person other than us.

     No person is authorized to make any representation concerning the Fund(s) or the Shares except those contained in the then effective prospectus of a Fund (the "Prospectus"). For each Fund, we shall provide you with copies of the Prospectus, Reports to Shareholders and available printed information in reasonable quantities upon request.

     You shall solicit orders for the Shares only at prices calculated as described in the Prospectus.

ORDERS, CONFIRMATIONS AND PAYMENT FOR SHARES. Orders submitted by you shall be accepted by us only at the public offering price applicable to each order determined as described in the Prospectus for each Fund. All orders are subject to acceptance by us and we reserve the right in our sole discretion to reject any order. Dealer will not purchase Shares from the Fund(s) except to cover purchase orders already received.

     You may place orders with us by telephone, at our office in Arlington, Texas, phone (800) 469-7220 or (817) 469-7200. You will notify us each day of orders you receive prior to the close of the New York Stock Exchange, furnishing the investor's state of residence, and the gross amount of each order received or the number of Shares being purchased. You will make payment to us, c/o our transfer agent, FSI at P.O. Box 26305, Richmond, VA 23260-6305, for the full amount of the investment, within 3 business days of placing the order. You may additionally call 1-800-797-6706 to verify price, shares, concessions, etc. (If such payment is not to received, we reserve the right without notice to cancel the sale, and we may hold you responsible for any loss, including loss of profit, suffered by us or by the Fund(s) resulting from your failure to make such payment.) We will mail to you duplicate copies of a confirmation showing the number of Shares of a Fund purchased, the price per Share, the gross amount of each order, and your concession. After receipt of your payment for the order, we will send a "Statement of Account" to the investors. The Shares will not be certificated.

     Orders may also be placed directly with us by mailing Account Application Forms and checks to us, c/o our custodian and transfer agent, FSI at P.O. Box 26305, Richmond, VA 23260-6305, as described in the purchase application form in the Prospectus for each Fund. The check accompanying the order must be for the full amount of the investment.

     If any Shares sold under the terms of this Agreement are repurchased or redeemed by a Fund within seven (7) business days after the date of our confirmation, it is agreed that you shall forthwith refund to us the full concession allowed to you on such sale. Upon receipt, we will pay your refund to that Fund.

     All sales are made subject to receipt of Shares by the Fund(s). We reserve the right in our discretion, without notice, to suspend their sales of Shares or withdraw the offering of Shares entirely.

SALES CONCESSION. A purchase order will be filled at an offering price which will include the sales commission, out of which will be allowed a dealer concession set forth on the Schedule applicable to the Fund(s) in which Dealer will offer to sell shares.

APPLICABLE LAWS. You agree to comply with all applicable United States federal and state laws and rules, as well as the rules and regulations of all authorized agencies having jurisdiction. Each of us hereby represents and agrees that each
of us is and  will  continue  to be  during  the  life of   this Agreement a
member of the National Association of Securities Dealers, Inc.

RECORDS. You agree to maintain records of all sales of Shares made through you and to furnish us with copies of such records on request.

TERMINATION. This Agreement [and its attached Schedule(s)] may be terminated by either party, at any time, upon written notice.

NOTICES AND COMMUNICATIONS. All communications to us shall be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at that address set forth below (or such other address of which you shall notify us in writing).

                          Signature Page


                                RUPAY-BARRINGTON SECURITIES CORPORATION


                                  ________________________________







The undersigned hereby accepts the offer contained in the above Agreement and agrees to abide by the foregoing terms and conditions:



NAME OF DEALER _________________________________________


ADDRESS:_______________________________________________


CITY, STATE, ZIP:______________________________________



TELEPHONE NUMBER:______________________________________



By:___________________________________________________
(Name and Title of Principal - Please Print)


_____________________________________________________
               (Signature)

Date:______________________________________________

           SCHEDULE A-1



-------------------------------------------------------------------


Rupay-Barrington Total Return Fund, Inc. has made blue sky filings in the following states:


                     California
                     Colorado
                     Washington, DC
                     Florida
                     Michigan
                     New Jersey
                     New York
                     Ohio
                     Texas


IF YOU INTEND TO MAKE SALES IN ANY OF THE STATES NOT LISTED ABOVE, PLEASE LET US KNOW. States will be added as deemed necessary by Rupay-Barrington Securities Corporation, and as requested by selling group members. Please contact RBSC at
(800) 469-7220 for the most updated listing.



updated 4/98

   SCHEDULE A


This Schedule reflects the "dealer concession" as referenced in the "SALES CONCESSION" section of the attached Agreement of which this Schedule is a part. The following commission schedule is applicable to the Rupay-Barrington Total Return Fund ("Fund"). A purchase order will be filled at an offering price which will include the sales commission, out of which will be allowed a dealer concession as follows:

                                              Total Sales               Dealer
On Individual Purchases                        Commission            Concession

Less than   $50,000                           5.75%                    5.00%
$50,000 but less than $100,000                5.00%                    4.40%
$100,000 but less than $250,000               4.00%                    3.50%
$250,000 but less than $500,000               3.00%                    2.50%
$500,000 but less than $1,000,000             2.00%                    1.75%
$1,000,000 but less than $2,000,000            none                   see below

   The following commissions will be paid by Rupay-Barrington Securities Corporation to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.

     A sales commission equal to 4.00% of the offering price is applicable to all purchases of Shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.

   Individual purchases are considered to include single sales to any "person" as from time to time defined in the Act and the Rules and Regulations thereunder. The above scale of reduced sales commission and dealer concession may also be applied on a cumulative basis to subsequent sales where the dollar amount of the subsequent sale, when added to the higher of the value (calculated at current offering price) or the purchase price of other Shares of any of the Fund then owned by the investor, is $50,000 or more.

   Sales of Shares pursuant to a "Letter of Intent," as described in the Prospectus, will be adjusted to the correct sales commission after the expiration of the thirteen-month period. If it is necessary to charge your customer additional commission based on the customer not meeting the requirements of a "Letter of Intent" ("LOI"), then the Fund will involuntarily redeem from escrow the number of Shares necessary to pay the additional sales charge. You will be sent your proportionate share of the increased sales charge.

   The amount of the total sales commission or the dealer concession or both may be changed at any time. The undersigned Dealer hereby accepts the offer contained in this Schedule:

DEALER                         RUPAY-BARRINGTON SECURITIES CORPORATION

By:________________________________           By:______________________________
   Signature of Authorized Individual        Signature of Authorized Individual


   Name and Title of Principal - Please Print  Name and Title of Principal

Date:

   SCHEDULE B


This Schedule reflects the "dealer concession" as referenced in the "SALES CONCESSION" section of the attached Agreement of which this Schedule is a part. The following commission schedule is applicable to the Rupay-Barrington Growth Fund ("Fund"). A purchase order will be filled at an offering
price  which  will   include  the  sales commission, out of which will be
allowed a dealer concession as follows:

                                        Total Sales               Dealer
On Individual Purchases                 Commission                 Concession

Less than $25,000                           4.50%                    3.75%
$25,000 but less than $250,000              3.00%                    2.40%
$250,000 but less than $500,000             2.00%                    1.55%
$500,000 but less than $1,000,000           1.00%                    0.75%
$1,000,000 or more                          none                   see below

   The following commissions will be paid by Rupay-Barrington Securities Corporation to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.

     A sales commission equal to 4.00% of the offering price (4.17% of the net asset value) is applicable to all purchases of Shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.

   Individual purchases are considered to include single sales to any "person" as from time to time defined in the Act and the Rules and Regulations thereunder. The above scale of reduced sales commission and dealer concession may also be applied on a cumulative basis to subsequent sales where the dollar amount of the subsequent sale, when added to the higher of the value (calculated at current offering price) or the purchase price of other Shares of any of the Fund then owned by the investor, is $25,000 or more.

   Sales of Shares pursuant to a "Letter of Intent," as described in the Prospectus, will be adjusted to the correct sales commission after the expiration of the thirteen-month period. If it is necessary to charge your customer additional commission based on the customer not meeting the requirements of a "Letter of Intent" ("LOI"), then the Fund will involuntarily redeem from escrow the number of Shares necessary to pay the additional sales charge. You will be sent your proportionate share of the increased sales charge.

   The amount of the total sales commission or the dealer concession or both may be changed at any time. The undersigned Dealer hereby accepts the offer contained in this Schedule:

DEALER                         RUPAY-BARRINGTON SECURITIES CORPORATION

By:________________________________        By:________________________________
   Signature of Authorized Individual         Signature of Authorized Individual

  _________________________________________   ____________________________
   Name and Title of Principal - Please Print Name and Title of Principal

Date:________________

   SCHEDULE C


     This Schedule reflects the "dealer concession" as referenced in the "SALES CONCESSION" section of the attached Agreement of which this Schedule is a part. The following commission schedule is applicable to the Rupay-Barrington Value Equity Fund ("Fund"). A purchase order will be filled at an offering price which will include the sales commission, out of which will be allowed a dealer concession as follows:

                                          Total Sales               Dealer
On Individual Purchases                   Commission                 Concession

Less than $25,000                           4.50%                    3.75%
$25,000 but less than $250,000              3.00%                    2.40%
$250,000 but less than $500,000             2.00%                    1.55%
$500,000 but less than $,000,000            1.00%                    0.75%
$1,000,000 or more                          none                    see below

   The following commissions will be paid by Rupay-Barrington Securities Corporation to dealers who initiate and are responsible for purchases of $1 million or more and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $10 million or more: 1.00% on sales of up to $2 million, plus 0.80% on sales of $2 million to $3 million, plus 0.50% on sales of $3 million to $10 million, plus 0.25% on sales of $10 million to $25 million, plus 0.15% on sales in excess of $25 million.

A sales commission equal to 4.00% of the offering price (4.17% of the net asset value) is applicable to all purchases of Shares, regardless of amount, made for any qualified or non-qualified employee benefit plan. Of the 4.00% sales commission applicable to such purchases, 3.20% of the offering price will be reallowed to dealers.

     Individual purchases are considered to include single sales to any "person" as from time to time defined in the Act and the Rules and Regulations thereunder. The above scale of reduced sales commission and dealer concession may also be applied on a cumulative basis to subsequent sales where the dollar amount of the subsequent sale, when added to the higher of the value (calculated at current offering price) or the purchase price of other Shares of any of the Fund then owned by the investor, is $25,000 or more.

   Sales of Shares pursuant to a "Letter of Intent," as described in the Prospectus, will be adjusted to the correct sales commission after the expiration of the thirteen-month period. If it is necessary to charge your customer additional commission based on the customer not meeting the requirements of a "Letter of Intent" ("LOI"), then the Fund will involuntarily redeem from escrow the number of Shares necessary to pay the additional sales charge. You will be sent your proportionate share of the increased sales charge.

   The amount of the total sales commission or the dealer concession or both may be changed at any time. The undersigned Dealer hereby accepts the offer contained in this Schedule:

DEALER                         RUPAY-BARRINGTON SECURITIES CORPORATION

By:_________________________________          By: __________________________
   Signature of Authorized Individual         Signature of Authorized Individual

   _________________________________________       _________________________
   Name and Title of Principal - Please Print       Name and Title of Principal

Date:_________________________

                                                  Exhibit 8)c)


CUSTODY AGREEMENT



        This agreement (the "Agreement") is entered into as of the _____ day of March, 1998, by and between Rupay-Barrington Total Return Fund, Inc., (the "Corporation") and Star Bank, National Association, (the "Custodian"), a national banking association having its principal office at 425 Walnut Street, Cincinnati, Ohio, 45202.

        WHEREAS, the Corporation and the Custodian desire to enter into this Agreement to provide for the custody and safekeeping of the assets of the Corporation as required by the Act (as hereafter defined).

        THEREFORE, in consideration of the mutual promises hereinafter set forth, the Corporation and the Custodian agree as follows:

ARTICLE I

Definitions

        The following words and phrases, when used in this Agreement, unless the context otherwise requires, shall have the following meanings:

        Act - the Investment Company Act of 1940, as amended.

        1934 Act - the Securities and Exchange Act of 1934, as amended.

        Authorized Person - any (i) Officer of the Corporation or (ii) any other person, whether or not any such person is an officer or employee of the Corporation, who is duly authorized by the Board of Directors of the Corporation to give Oral Instructions and Written Instructions on behalf of the Corporation or any Fund, and named in Appendix A attached hereto and as amended from time to time by resolution of the Board of Directors, certified by an Officer, and received by the Custodian.

        Board of Directors - the Directors from time to time serving under the Corporation's Articles of Incorporation, as from time to time amended.

        Book-Entry System - a federal book-entry system as provided in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFT Part 350, or in such book-entry regulations of federal agencies as are substantially in the form of Subpart O.

        Business Day - any day recognized as a settlement day by The New York Stock Exchange, Inc. and any other day for which the Corporation computes the net asset value of Shares of any fund.

        Depository - The Depository Trust Company ("DTC"), a limited purpose trust company, its successor(s) and its nominee(s). Depository shall include any other clearing agency registered with the SEC under Section 17A of the 1934 Act which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities provided that the Custodian shall have received a copy of a resolution of the Board Of Directors, certified by an Officer, specifically approving the use of such clearing agency as a depository for the Funds.

        Dividend and Transfer Agent - the dividend and transfer agent appointed, from time to time, pursuant to a written agreement between the dividend and transfer agent and the Corporation.

        Foreign Securities - a) securities issued and sold primarily outside of the United States by a foreign government, a national of any foreign country, or a trust or other organization incorporated or organized under the laws of any foreign country or; b) securities issued or guaranteed by the government of the United States, by any state, by any political subdivision or agency thereof, or by any entity organized under the laws of the United States or of any state thereof, which have been issued and sold primarily outside of the United States.

        Fund - each series of the Corporation listed in Appendix B and any additional series added pursuant to Proper Industries. A series is individually referred to as a "Fund" and collectively referred to as the "Funds."

        Money Market Security - debt obligations issued or guaranteed as to principal and/or interest by the government of the United States or agencies or instrumentalities thereof, commercial paper, obligations (including certificates of deposit, bankers' acceptances, repurchase agreements and reverse repurchase agreements with respect to the same), and time deposits of domestic banks and thrift institutions whose deposits are insured by the Federal Deposit Insurance Corporation, and short-term corporate obligations where the purchase and sale of such securities normally require settlement in federal funds or their equivalent on the same day as such purchase and sale, all of which mature in not more than thirteen (13) months.

        NASD - the National Association of Securities Dealers, Inc.

        Officer - the Chairman, President, Secretary, Treasurer, any Vice President, Assistant Secretary or Assistant Treasurer of the Corporation.

        Oral Instructions - instructions orally transmitted to and received by the Custodian from an Authorized Person (or from a person that the Custodian reasonably believes in good faith to be an Authorized Person) and confirmed by Written Instructions in such a manner that such Written Instructions are received by the Custodian on the Business Day immediately following receipt of such Oral Instructions.

        Proper Instructions - Oral Instructions or Written Instructions. Proper Instructions may be continuing Written Instructions when deemed appropriate by both parties.

        Prospectus - the Corporation's then currently effective prospectus and Statement of Additional Information, as filed with and declared effective from time to time by the Securities and Exchange Commission.

        Security or Securities - Money Market Securities, common stock, preferred stock, options, financial futures, bonds, notes, debentures, corporate debt securities, mortgages, bank certificates of deposit, bankers' acceptances, mortgage-backed securities or other obligations and any certificates, receipts, warrants, or other instruments or documents representing rights to receive, purchase, or subscribe for the same or evidencing or representing any other rights or interest therein, or any similar property or assets that the Custodian has the facilities to clear and to service.

        SEC - the Securities and Exchange Commission of the United States of America.

        Shares - with respect to a Fund, the shares of common stock issued by the Corporation on account of such Fund.

        Written Instructions - communications in writing actually received by the Custodian from an Authorized Person. A communication in writing includes a communication by facsimile, telex or between electro-mechanical or electronic devices (where the use of such devices have been approved by resolution of the Board of Directors and the resolution is certified by an Officer and delivered to the Custodian). All written communications shall be directed to the Custodian, attention: Mutual Fund Custody Department.

ARTICLE II

Appointment; Acceptance; and Furnishing of Documents

        A. Appointment of Custodian. The Corporation hereby onstitutes and appoints the Custodian as custodian of all ecurities and cash owned by the Corporation at any time during the term of this Agreement.

        B.      Acceptance of Custodian.  The    Custodian    hereby   accepts
appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth.

        C. Documents to be Furnished. The following documents, including any amendments thereto, will be provided contemporaneously with the execution of the Agreement, to the Custodian by the Corporation:

             1. A copy of the Articles of Incorporation of the Corporation certified by the Secretary.



             2. A copy of the By-Laws of the Corporation certified by the Secretary.



             3. A copy of the resolution of the Board Of Directors of the Corporation appointing the Custodian, certified by the Secretary.



             4.      A copy of the then current Prospectus.



             5. A Certificate of the President and Secretary of the Corporation setting forth the names and signatures of the current Officers of the Corporation and other Authorized Persons.



        D. Notice of Appointment of Dividend and Transfer Agent. The Corporation agrees to notify the Custodian in writing of the appointment, termination or change in appointment of any Dividend and Transfer Agent.

ARTICLE III

Receipt of Corporation Assets



        A. Delivery of Moneys. During the term of this Agreement, the Corporation will deliver or cause to be delivered to the Custodian all moneys to be held by the Custodian for the account of any Fund. Subject to Article V, Section A, the Custodian shall be entitled to reverse any deposits made on any Fund's behalf where such deposits have been entered and moneys are not finally collected within 30 days of the making of such entry.

        B. Delivery of Securities. During the term of this Agreement, the Corporation will deliver or cause to be delivered to the Custodian all Securities to be held by the Custodian for the account of any Fund. The Custodian will not have any duties or responsibilities with respect to such Securities until actually received by the Custodian.

        C. Payments for Shares. As and when received, the Custodian shall deposit to the account(s) of a Fund any and all payments for Shares of that Fund issued or sold from time to time as they are received from the Corporation's distributor or Dividend and Transfer Agent or from the Corporation itself.

        D. Duties Upon Receipt. The Custodian shall, acting on behalf of each Fund, deposit any Fund assets in the Book-Entry System or a Depository. The Custodian shall not be responsible for any Securities, moneys or other assets of any Fund until actually received by it. The Custodian shall always be accountable to the Corporation for Fund assets deposited by the Custodian.

     E. Validity of Title. The Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it pursuant to this Agreement.

                                        ARTICLE IV

Disbursement of Corporation Assets



        A. Declaration of Dividends by Corporation. The Corporation shall furnish to the Custodian a copy of the resolution of the Board Of Directors of the Corporation, certified by the Corporation's Secretary, either (i) setting forth the date of the declaration of any dividend or distribution in respect of Shares of any Fund of the Corporation, the date of payment thereof, the record date as of which the Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date, or (ii) authorizing the declaration of dividends and distributions in respect of Shares of a Fund on a daily basis and authorizing the Custodian to rely on Written Instructions setting forth the date of the declaration of any such dividend or distribution, the date of payment thereof, the record date as of which the Fund shareholders entitled to payment shall be determined, the amount payable per share to Fund shareholders of record as of that date, and the total amount to be paid by the Dividend and Transfer Agent on the payment date.

        On the payment date specified in the resolution or Written Instructions described above, the Custodian shall segregate such amounts from moneys held for the account of the Fund so that they are available for such payment.

     B. Segregation of Redemption Proceeds. Upon receipt of Proper Instructions so directing it, the Custodian shall segregate amounts necessary for the payment of redemption proceeds to be made by the Dividend and Transfer Agent from moneys held for the account of the Fund so that they are available for such payment.

        C. Disbursements of Custodian. Upon receipt of a Certificate directing payment and setting forth the name and address of the person to whom such payment is to be made, the amount of such payment, the name of the Fund from which payment is to be made, and the purpose for which payment is to be made, the Custodian shall disburse amounts as and when directed from the assets of that Fund. The Custodian is authorized to rely on any Written Instructions that it reasonably believes to have been issued by an Authorized Person.

     D. Payment of Custodian Fees. Upon receipt of Written Instructions directing payment, the Custodian shall disburse moneys from the assets of the Corporation in payment of the Custodian's fees and expenses as provided in
Article VIII hereof.

ARTICLE V

Custody of Corporation Assets



        A. Separate Accounts for Each Fund. As to each Fund, the Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Corporation coupled with the name of such Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used by the Fund in accordance with Rule 17f-3 under the Act. Moneys held by the Custodian on behalf of a Fund may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian. Such moneys shall be deposited by the Custodian in its capacity as such, and shall be withdrawable by the Custodian only in such capacity.

        B. Segregation of Non-Cash Assets. All Securities and non-cash property held by the Custodian for the account of a Fund (other than Securities maintained in a Depository or Book-entry System) shall be physically segregated from other Securities and non-cash property in the possession of the Custodian (including the Securities and non-cash property of the other Funds) and shall be identified as subject to this Agreement.

        C. Securities in Bearer and Registered Form. All Securities held which are issued or issuable only in bearer form, shall be held by the Custodian in that form; all other Securities held for the Fund may be registered in the name of the Custodian, any sub-custodian appointed in accordance with this Agreement, or the nominee of any of them. The Corporation agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold, or deliver in proper form for transfer, any Securities that it may hold for the account of any Fund and which may, from time to time, be registered in the name of a Fund.

        D. Duties of Custodian As to Securities. Unless otherwise instructed by the Corporation, with respect to all Securities held for the Corporation, the Custodian shall on a timely basis (concerning items 1 and 2 below, as defined in the Custodian's Standards of Service Guide, as amended from time to time, annexed hereto as Appendix D):

                1.)     Collect all income due and payable with respect to such
Securities;

                2.)     Present for payment and collect amounts payable upon all
Securities which may mature or be called, redeemed, or retired, or otherwise become payable;

              3.)     Surrender interim receipts or Securities in temporary form for Securities in definitive form; and

               4.)  Execute,  as  Custodian,   any  necessary  declarations  or
certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority, including any foreign taxing authority, now or hereafter in effect.

        E. Certain Actions Upon Written Instructions. Upon receipt of a Written Instructions and not otherwise, the Custodian shall:

                1.) Execute and deliver to such persons as may be designated in such Written Instructions proxies, consents, authorizations, and any other instruments whereby the authority of the Corporation as beneficial owner of any Securities may be exercised;

              2.) Deliver any Securities in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation, or recapitalization of any corporation, or the exercise of any conversion privilege;

                3.) Deliver any Securities to any protective committee, reorganization committee, or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization, or sale of assets of any corporation, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

                4.) Make such transfers or exchanges of the assets of any Fund and take such other steps as shall be stated in the Written Instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Corporation; and

              5.)     Deliver any Securities held for any Fund to the depository agent for tender or other similar offers.

        F. Custodian to Deliver Proxy Materials. The Custodian shall promptly deliver to the Corporation all notices, proxy material and executed but unvoted proxies pertaining to shareholder meetings of Securities held by any Fund. The Custodian shall not vote or authorize the voting of any Securities or give any consent, waiver or approval with respect thereto unless so directed by Written Instructions.

        G. Custodian to Deliver Tender Offer Information. The Custodian shall promptly deliver to the Corporation all information received by the Custodian and pertaining to Securities held by any Fund with respect to tender or exchange offers, calls for redemption or purchase, or expiration of rights. If the Corporation desires to take action with respect to any tender offer, exchange offer or other similar transaction, the Corporation shall notify the Custodian at least five Business Days prior to the date on which the Custodian is to take such action. The Corporation will provide or cause to be provided to the Custodian all relevant information for any Security which has unique put/option provisions at least five Business Days prior to the beginning date of the tender period.



ARTICLE VI

Purchase and Sale of Securities



        A. Purchase of Securities. Promptly after each purchase of Securities by the Corporation, the Corporation shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each purchase of Money Market Securities, Proper Instructions, specifying with respect to each such purchase the;

                1.)     name of the issuer and the title of the Securities,

                2.)     the number of shares, principal amount purchased (and
accrued interest, if any) or other units purchased,

                3.)     date of purchase and settlement,

                4.)     purchase price per unit,

                5.)     total amount payable,

                6.)     name of the person from whom, or the broker through
which, the purchase was made,

                7.)     the name of the person to whom such amount is payable,
and
                8.)     the Fund for which the purchase was made.

The Custodian shall, against receipt of Securities purchased by or for the Corporation, pay out of the moneys held for the account of such Fund the total amount specified in the Written Instructions, or Oral Instructions, if applicable, to the person named therein. The Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities for a Fund, if in the relevant Fund custody account there is insufficient cash available to the Fund for which such purchase was made.

        B. Sale of Securities. Promptly after each sale of Securities by a Fund, the Corporation shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, Written Instructions, and (ii) with respect to each sale of Money Market Securities, Proper Instructions, specifying with respect to each such sale the:

                1.)     name of the issuer and the title of the Securities,

                2.)     number of shares, principal amount sold (and accrued
interest, if any) or other units sold,

                3.)     date of sale and settlement,

                4.)     sale price per unit,

                5.)     total amount receivable,

                6.)     name of the person to whom, or the broker through which,
the sale was made,

                7.)     name of the person to whom such Securities are to be
delivered, and

                8.)     Fund for which the sale was made.

The Custodian shall deliver the Securities against receipt of the total amount specified in the Written Instructions, or Oral Instructions, if applicable. Notwithstanding any other provision of this Agreement, the Custodian, when properly instructed as provided herein to deliver Securities against payment, shall be entitled, if in accordance with generally accepted market practice, to deliver such Securities prior to actual receipt of final payment therefor. In any such case, the Fund for which the Securities were delivered shall bear the risk that final payment for the Securities may not be made or that the Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and the Custodian shall have no liability for any of the foregoing.

        C. Options. Promptly after the time as of which the Corporation, on behalf of a Fund, either:

                1. writes an option on securities,

                2. notifies the Custodian that its obligations in respect of any put or call option, as described in the Corporation's Prospectus, require that the Fund deposit Securities or additional Securities with the Custodian, specifying the type and value of Securities required to be so deposited,

the Custodian will cause to be segregated or identified as deposited, pursuant to the Fund's obligations as set forth in the Prospectus, Securities of such kinds and having such aggregate values as are required to meet the Fund's obligations in respect thereof. The Corporation will provide to the Custodian, as of the end of each trading day, the market value of the Fund's option liability and the market value of its portfolio of common stocks.

        D. Payment on Settlement Date. On contractual settlement date, the account of the Fund will be charged for all purchased Securities settling on that day, regardless of whether or not delivery is made. Likewise, on contractual settlement date, proceeds from the sale of Securities settling that day will be credited to the account of the Fund, irrespective of delivery. Any such credit shall be conditioned upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full.

        E.. Credit of Moneys Prior to Receipt. With respect to any credit given prior to actual receipt of final payment, the Custodian may, in its sole discretion and from time to time, permit a Fund to use funds so credited to its Fund custody account in anticipation of actual receipt of final payment. Any such funds shall be deemed a loan from the Custodian to the Corporation payable on demand and bearing interest accruing from the date such loan is made up to but not including the date on which such loan is repaid at the rate per annum customarily charged by the Custodian on similar loans.

     F. Segregated Accounts. The Custodian shall, upon receipt of Proper Instructions so directing it, establish and maintain a segregated account or accounts for and on behalf of a Fund. Cash and/or Securities may be transferred into such account or accounts for specific purposes, to-wit:

                1.) in accordance with the provision of any agreement among the Corporation, the Custodian, and a broker-dealer registered under the 1934 Act, and also a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange, the Commodity Futures Trading Commission, any registered contract market, or any similar organization or organizations requiring escrow or other similar arrangements in connection with transactions by the Fund;

                2.)     for purposes of segregating cash or Securities in
connection with options purchased, sold, or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund;

                3.)     for the purpose of compliance by the Fund with the
procedures required for reverse repurchase agreements, firm commitment agreements, standby commitment agreements, and short sales by Act Release No. 10666, or any subsequent release or releases or rule of the SEC relating to the maintenance of segregated accounts by registered investment companies;

                4.)     for the purpose of segregating collateral for loans of
Securities made by the Fund; and

                5.) for other proper corporate purposes, but only upon receipt of, in addition to Proper Instructions, a copy of a resolution of the Board Of Directors, certified by an Officer, setting forth the purposes of such segregated account.

        Each segregated account established hereunder shall be established and maintained for a single Fund only. All Proper Instructions relating to a segregated account shall specify the Fund involved.

        G. Advances for Settlement. Except as otherwise may be agreed upon by the parties hereto, the Custodian shall not be required to comply with any Written Instructions to settle the purchase of any Securities on behalf of a Fund unless there is sufficient cash in the account(s) pertaining to such Fund at the time or to settle the sale of any Securities from such an account(s) unless such Securities are in deliverable form. Notwithstanding the foregoing, if the purchase price of such Securities exceeds the amount of cash in the account(s) at the time of such purchase, the Custodian may, in its sole discretion, advance the amount of the difference in order to settle the purchase of such Securities. The amount of any such advance shall be deemed a loan from the Custodian to the Corporation payable on demand and bearing interest accruing from the date such loan is made up to but not including the date such loan is repaid at the rate per annum customarily charged by the Custodian on similar loans.





ARTICLE VII

Corporation Indebtedness



        In connection with any borrowings by the Corporation, the Corporation will cause to be delivered to the Custodian by a bank or broker requiring Securities as collateral for such borrowings (including the Custodian if the borrowing is from the Custodian), a notice or undertaking in the form currently employed by such bank or broker setting forth the amount of collateral. The Corporation shall promptly deliver to the Custodian Written Instructions specifying with respect to each such borrowing: (a) the name of the bank or broker, (b) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note duly endorsed by the Corporation, or a loan agreement, (c) the date, and time if known, on which the loan is to be entered into, (d) the date on which the loan becomes due and payable, (e) the total amount payable to the Corporation on the borrowing date, and (f) the description of the Securities securing the loan, including the name of the issuer, the title and the number of shares or other units or the principal amount. The Custodian shall deliver on the borrowing date specified in the Written Instructions the required collateral against the lender's delivery of the total loan amount then payable, provided that the same conforms to that which is described in the Written Instructions. The Custodian shall deliver, in the manner directed by the Corporation, such Securities as additional collateral, as may be specified in Written Instructions, to secure further any transaction described in this Article VII. The Corporation shall cause all Securities released from collateral status to be returned directly to the Custodian and the Custodian shall receive from time to time such return of collateral as may be tendered to it.

        The Custodian may, at the option of the lender, keep such collateral in its possession, subject to all rights therein given to the lender because of the loan. The Custodian may require such reasonable conditions regarding such collateral and its dealings with third-party lenders as it may deem appropriate.



ARTICLE VIII

Concerning the Custodian



        A. Limitations on Liability of Custodian. Except as otherwise provided herein, the Custodian shall not be liable for any loss or damage resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own gross negligence or willful misconduct, or reckless disregard of its duties under this Agreement. The Corporation shall defend, indemnify and hold harmless the Custodian and its directors, officers, employees and agents with respect to any loss, claim, liability or cost (including reasonable attorneys' fees) arising or alleged to arise from or relating to the Corporation's duties hereunder or any other action or inaction of the Corporation or its Directors, officers, employees or agents, except such as may arise from the grossly negligent action or omission, willful misconduct, reckless disregard, or breach of this Agreement by the Custodian. The Custodian shall indemnify, defend and hold harmless the Corporation and its Directors, officers, employees or agents with respect to any loss, claim, liability or cost (including reasonable attorneys' fees) arising or alleged to arise from or relating to the Custodian's duties with respect to the Corporation hereunder or any other action or inaction of the Custodian or its directors, officers, employees, agents, nominees or Sub-Custodians as to a Fund, except such as may arise from the grossly negligent action or omission, willful misconduct, reckless disregard of breach of this Agreement by the Corporation, its directors, officers, employees or agents. The Custodian shall be entitled to rely on and may act upon the advice and opinion of counsel on all matters, at the expense of the Corporation, and shall be without liability for any action reasonably taken or omitted pursuant to such advice or opinion of counsel. The provisions under this paragraph shall survive the termination of this Agreement.

     B. Actions Not Required By Custodian. Without limiting the generality of the foregoing, the Custodian, acting in the capacity of Custodian hereunder, shall be under no obligation to inquire into, and shall not be liable for:

             1.)     The validity of the issue of any Securities purchased by
or for the account of any Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;

             2.)     The legality of the sale of any Securities by or for the
account of any Fund, or the propriety of the amount for which the same are sold;

             3.)     The legality of the issue or sale of any Shares of any
Fund, or the sufficiency of the amount to be received therefor;

              4.)     The legality of the redemption of any Shares of any Fund,
or the propriety of the amount to be paid therefor;

             5.)     The legality of the declaration or payment of any dividend by the Corporation in respect of Shares of any Fund;

             6.)     The legality of any borrowing by the Corporation on behalf of the Corporation or any Fund, using Securities as collateral;

             7.) Whether the Corporation or a Fund is in compliance with the 1940 Act, the regulations thereunder, the provisions of the Corporation's charter documents or by-laws, or its investment objectives and policies as then in effect.

     C. No Duty to Collect Amounts Due From Dividend and Transfer Agent. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Corporation from any Dividend and Transfer Agent of the Corporation nor to take any action to effect payment or distribution by any Dividend and Transfer Agent of the Corporation of any amount paid by the Custodian to any Dividend and Transfer Agent of the Corporation in accordance with this Agreement.

     D. No Enforcement Actions. Notwithstanding Section D of Article V, the Custodian shall not be under any duty or obligation to take action, by legal means or otherwise, to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by Written Instructions and (ii) it shall be assured to its satisfaction (including prepayment thereof) of reimbursement of its costs and expenses in connection with any such action.

     E. Authority to Use Agents and Sub-Custodians. The Corporation acknowledges and hereby authorizes the Custodian to hold Securities through its various agents described in Appendix C annexed hereto. The Fund hereby represents that such authorization has been duly approved by the Board Of Directors of the Corporation as required by the Act.

        In addition, the Corporation acknowledges that the Custodian may appoint one or more financial institutions, as agent or agents or as sub-custodian or sub-custodians, including, but not limited to, banking institutions located in foreign countries, for the purpose of holding Securities and moneys at any time owned by the Fund. The Custodian shall not be relieved of any obligation or liability under this Agreement in connection with the appointment or activities of such agents or sub-custodians. Any such agent or sub-custodian shall be qualified to serve as such for assets of investment companies registered under the Act. The Funds shall reimburse the Custodian for all costs incurred by the Custodian in connection with opening accounts with any such agents or sub-custodians. Upon request, the Custodian shall promptly forward to the Corporation any documents it receives from any agent or sub-custodian appointed hereunder which may assist trustees of registered investment companies to fulfill their responsibilities under Rule 17f-5 of the Act.

     F. No Duty to Supervise Investments. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the account of the Corporation are such as properly may be held by the Corporation under the provisions of the Articles of Incorporation and the Corporation's By-Laws.

     G. All Records Confidential. The Custodian shall treat all records and other information relating to the Corporation and the assets of all Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Corporation shall have consented thereto in writing or
(ii) such disclosure is required by law.

        H. Compensation of Custodian. The Custodian shall be entitled to receive and the Corporation agrees to pay to the Custodian such compensation as shall be determined pursuant to Appendix E attached hereto, or as shall be determined pursuant to amendments to Appendix E. The Custodian shall be entitled to charge against any money held by it for the account of any Fund, the amount of any of its fees, any loss, damage, liability or expense, including counsel fees. The expenses which the Custodian may charge against the account of a Fund include, but are not limited to, the expenses of agents or sub-custodians incurred in settling transactions involving the purchase and sale of Securities of the Fund.

        I. Reliance Upon Instructions. The Custodian shall be entitled to rely upon any Proper Instructions. The Corporation agrees to forward to the Custodian Written Instructions confirming Oral Instructions in such a manner so that such Written Instructions are received by the Custodian, whether by hand delivery, telex, facsimile or otherwise, on the same Business Day on which such Oral Instructions were given. The Corporation agrees that the failure of the Custodian to receive such confirming instructions shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Corporation. The Corporation agrees that the Custodian shall incur no liability to the Corporation for acting upon Oral Instructions given to the Custodian hereunder concerning such transactions.

        J. Books and Records. The Custodian will (i) set up and maintain proper books of account and complete records of all transactions in the accounts maintained by the Custodian hereunder in such manner as will meet the obligations of the Fund under the Act, with particular attention to Section 31 thereof and Rules 3la-1 and 3la-2 thereunder and those records are the property of the Corporation, and (ii) preserve for the periods prescribed by applicable Federal statute or regulation all records required to be so preserved. All such books and records shall be the property of the Corporation, and shall be available, upon request, for inspection by duly authorized officers, employees or agents of the Corporation and employees of the SEC.

     K. Internal Accounting Control Systems. The Custodian shall send to the Corporation any report received on the systems of internal accounting control of the Custodian, or its agents or sub-custodians, as the Corporation may reasonably request from time to time.

        L. No Management of Assets By Custodian. The Custodian performs only the services of a custodian and shall have no responsibility for the management, investment or reinvestment of the Securities or other assets from time to time owned by any Fund. The Custodian is not a selling agent for Shares of any Fund and performance of its duties as custodian shall not be deemed to be a recommendation to any Fund's depositors or others of Shares of the Fund as an investment. The Custodian shall have no duties or obligations whatsoever except such duties and obligations as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Custodian.

        M. Assistance to Corporation. The Custodian shall take all reasonable action, that the Corporation may from time to time request, to assist the Corporation in obtaining favorable opinions from the Corporation's independent accountants, with respect to the Custodian's activities hereunder, in connection with the preparation of the Fund's Form N- IA, Form N-SAR, or other annual reports to the SEC.

        N. Grant of Security Interest. The Corporation hereby pledges to and grants the Custodian a security interest in the assets of any Fund to secure the payment of any liabilities of the Corporation to the Custodian, whether acting in its capacity as Custodian or otherwise, or on account of money borrowed from the Custodian. This pledge is in addition to any other pledge of collateral by the Corporation to the Custodian.

ARTICLE IX

Initial Term; Termination

     A. Initial Term. This Agreement shall become effective as of its execution and shall continue in full force and effect for a period of two years (the "Initial Term") and thereafter until terminated as hereinafter provided.

        B. Termination. Either party hereto may terminate this Agreement after the Initial Term for any reason by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety
(90) days after the date of giving of such notice. If such notice is given by the Corporation, it shall be accompanied by a copy of a resolution of the Board Of Directors of the Corporation, certified by the Secretary of the Corporation, electing to terminate this Agreement and designating a successor custodian or custodians. In the event such notice is given by the Custodian, the Corporation shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board Of Directors of the Corporation, certified by the Secretary, designating a successor custodian or custodians to act on behalf of the Corporation. In the absence of such designation by the Corporation, the Custodian may designate a successor custodian which shall be a bank or corporation company having not less than $100,000,000 aggregate capital, surplus, and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian, provided that it has received a notice of acceptance by the successor custodian, shall deliver, on that date, directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian. Upon termination of this Agreement, the Corporation shall pay to the Custodian on behalf of the Corporation such compensation as may be due as of the date of such termination. The Corporation agrees on behalf of the Corporation that the Custodian shall be reimbursed for its reasonable costs in connection with the termination of this Agreement.

        C. Failure to Designate Successor Trustee. If a successor custodian is not designated by the Corporation, or by the Custodian in accordance with the preceding paragraph, or the designated successor cannot or will not serve, the Corporation shall, upon the delivery by the Custodian to the Corporation of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Corporation) and moneys then owned by the Corporation, be deemed to be the custodian for the Corporation, and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System, which cannot be delivered to the Corporation, which shall be held by the Custodian in accordance with this Agreement.



ARTICLE X

Force Majeure

        Neither the Custodian nor the Corporation shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation; provided, however, that the Custodian, in the event of a failure or delay, shall use its best efforts to ameliorate the effects of any such failure or delay.



ARTICLE XI

Miscellaneous

        A. Designation of Authorized Persons. Appendix A sets forth the names and the signatures of all Authorized Persons as of this date, as certified by the Secretary of the Corporation. The Corporation agrees to furnish to the Custodian a new Appendix A in form similar to the attached Appendix A, if any present Authorized Person ceases to be an Authorized Person or if any other or additional Authorized Persons are elected or appointed. Until such new Appendix A shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the then current Authorized Persons as set forth in the last delivered Appendix A.

        B. Limitation of Personal Liability. No recourse under any obligation of this Agreement or for any claim based thereon shall be had against any organizer, shareholder, officer, trustee, past, present or future as such, of the Corporation or of any predecessor or successor, either directly or through the Corporation or any such predecessor or successor, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Agreement and the obligations thereunder are enforceable solely against the Corporation, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the organizers, shareholders, officers, or directors of the Corporation or of any predecessor or successor, or any of them as such. To the extent that any such liability exists, it is hereby expressly waived and released by the Custodian as a condition of, and as a consideration for, the execution of this Agreement.

     C. Authorization By Board. The obligations set forth in this Agreement as having been made by the Corporation have been made by the Board Of Directors, acting as such Directors for and on behalf of the Corporation, pursuant to the authority vested in them under the laws of the State of Maryland, the Articles of Incorporation and the By-Laws of the Corporation. This Agreement has been executed by Officers of the Corporation as officers, and not individually, and the obligations contained herein are not binding upon any of the Directors, Officers, agents or holders of shares, personally, but bind only the Corporation.

     D. Custodian's Consent to Use of Its Name. The Corporation shall review with the Custodian all provisions of the Prospectus and any other documents (including advertising material) specifically mentioning the Custodian (other than merely by name and address) and shall obtain the Custodian's consent prior to the publication and/or dissemination or distribution thereof.

     E. Notices to Custodian. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at Star Bank Center, 425 Walnut Street, M. L. 6118, Cincinnati, Ohio 45202, attention Mutual Fund Custody Department, or at such other place as the Custodian may from time to time designate in writing.

     F. Notices to Corporation. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Corporation shall be sufficiently given when delivered to the Corporation or on the second Business Day following the time such notice is deposited in the U.S. mail postage prepaid and addressed to the Corporation at its office at 595 Market Street, Suite 1980, San Francisco, California 94105 or at such other place as the Corporation may from time to time designate in writing.

     G. Amendments In Writing. This Agreement, with the exception of the Appendices, may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, and authorized and approved by a resolution of the Board of Directors of the Corporation.

     H. Successors and Assigns. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns;
provided, however, that this Agreement shall not be assignable by the Corporation or by the Custodian, and no attempted assignment by the Corporation or the Custodian shall be effective without the written consent of the other party hereto.

     I. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Ohio.

     J. Jurisdiction. Any legal action, suit or proceeding to be instituted by either party with respect to this Agreement shall be brought by such party exclusively in the courts of the State of Ohio or in the courts of the United States for the Southern District of Ohio, and each party, by its execution of this Agreement, irrevocably (i) submits to such jurisdiction and (ii) consents to the service of any process or pleadings by first class U.S. mail, postage prepaid and return receipt requested, or by any other means from time to time authorized by the laws of such jurisdiction.

     K.  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     L. Headings. The headings of paragraphs in this Agreement are for convenience of reference only and shall not affect the meaning or construction of any provision of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized as of the day and year first above written.

ATTEST:                         RUPAY-BARRINGTON TOTAL RETURN FUND, INC.

_____________________           By:________________________

                                        Title:_______________________



ATTEST:                         STAR BANK, N.A.

_____________________           By:_________________________

                                        Marsha A. Croxton

                                        Title:  Senior Vice President

APPENDIX A



                                Authorized Persons      Specimen Signatures







President:              Fritz Bensler                   __________________





Secretary:              Larry Mao                       ___________________





Treasurer:              __________________      ___________________





Senior Vice

 President:             __________________      ___________________





Assistant

 Secretary:             __________________      ___________________





Assistant

 Treasurer:             __________________      ___________________





Adviser Employees:      Steve Drobot                    ___________________



                        ------------------      -------------------





Transfer Agent/Fund Accountant



Employees:              __________________      ___________________





                        ------------------      -------------------





                        ------------------      -------------------





                        ------------------      -------------------

APPENDIX B

Series of the Corporation



Rupay-Barrington Total Return Fund

Rupay-Barrington Value Equity Fund

Rupay-Barrington Growth Fund

APPENDIX C

Agents of the Custodian





        The following agents are employed currently by Star Bank, N.A. for securities processing and control:





                The Depository Trust Company (New York)

                7 Hanover Square

                New York, NY 10004



                The Federal Reserve Bank

                Cincinnati and Cleveland Branches



                Bankers Trust Company

                16 Wall Street

                New York, NY 10005

                (For Foreign Securities and certain non-DTC eligible
                 Securities)

APPENDIX D

Standards of Service Guide

 APPENDIX E



Schedule of Compensation



Star Bank, N.A., as Custodian, will receive monthly compensation for services according to the terms of the following Schedule:



I.      Portfolio Transaction Fees:



        (a)     For each repurchase agreement transaction                 $7.00



        (b)     For each portfolio transaction processed through

                DTC or Federal Reserve                                    $9.00



        (c)     For each portfolio transaction processed through

                our New York custodian                                   $25.00



        (d)     For each GNMA/Amortized Security Purchase                $16.00



        (e)     For each GNMA Prin/Int Paydown, GNMA Sales                $8.00



        (f)     For each option/future contract written,

                exercised or expired                                     $40.00



        (g)     For each Cedel/Euro clear transaction                    $80.00



        (h)     For each Disbursement (Fund expenses only)               $5.00



A transaction is a purchase/sale of a security, free receipt/free delivery (excludes initial conversion), maturity, tender or exchange:



II.      Market Value Fee

        Based upon an annual rate of:                           Million

        .0003 (3 Basis Points) on First                         $20

        .0002 (2 Basis Points) on Next                          $20

        .00015 (1.5 Basis Points) on                            Balance



III.    Monthly Minimum Fee-Per Fund                              $400.00



IV.     Out-of-Pocket Expenses

        The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees.



V.      IRA Documents

        Per Shareholder/year to hold each IRA Document               $8.00



VI.     Earnings Credits

        On a monthly basis any earnings credits generated from uninvested custody balances will be applied against any cash management service fees generated. Earnings credits are based on a Cost of Funds Tiered Earnings Credit Rate.

APPENDIX  E.

Schedule of Compensation Continued





        Services                      Unit Cost ($)           Monthly Cost ($)

        D.D.A. Account Maintenance                                  14.00

        Deposits                         .399

        Deposited Items                  .109

        Checks Paid                      .159

        Balance Reporting - P.C. Access                             50.00

        ACH Transaction                   .095

        ACH Monthly Maintenance                                     40.00

        Controlled Disbursement (1st account)                      110.00

                Each additional account                             25.00

        Deposited Items Returned          6.00

        International Items Returned     10.00

        NSF Returned Checks              25.00

        Stop Payments                    22.00

        Data Transmission per account                              110.00

        Data Capture*                      .10

        Drafts Cleared                     .179

        Lockbox Maintenance**                                       55.00

        Lockbox items Processed

                  with copy of check       .32

                  without copy of check    .26

        Checks Printed                     .20

        Positive Pay                       .06

        Issued Items                       .015

        Wires Incoming

           Domestic                      10.00

                  International          10.00

        Wires Outgoing

                  Domestic

                     Repetitive          12.00

                          Non-Repetitive 13.00

                  International

                          Repetitive     35.00

                          Non-Repetitive 40.00

        PC - Initiated Wires:

                  Domestic

                       Repetitive         9.00

                          Non-Repetitive  9.00

                  International

                         Repetitive      25.00

                          Non-Repetitive 25.00

----------------------------

***Uncollected Charge                           Star Bank Prime Rate as of
                                                first of month plus 4%

*       Price can vary depending upon what information needs to be captured

** With the use of lockbox, the collected balance in the demand deposit account will be significantly increased and therefore earnings to offset cash management service fees will be maximized.

***     Fees for uncollected balances are figured on the monthly average of all combined accounts.

****    Other available cash management services are priced separately.

                                 STAR BANK, N.A.
                           STANDARDS OF SERVICE GUIDE


         Star Bank, N.A. is committed to providing superior qualify service to all customers and their agents at all times. We have compiled this guide as a tool for our clients to determine our standards for the processing of security settlements, payment collection, and capital change transactions. Deadlines recited in this guide represent the times required for Star Bank to guarantee processing. Failure to meet these deadlines will result in settlement at our client's risk. In all cases, Star Bank will make every effort to complete all processing on a timely basis.

         Star Bank is a direct participant of the Depository Trust Company, a direct member of the Federal Reserve Bank of Cleveland, and utilizes the Bankers Trust Company as its agent for ineligible and foreign securities.

         For corporate reorganizations, Star Bank utilizes SEI's Reorg Source, Financial Information, Inc., XCITEK, DTC Important Notices and the Wall Street Journal.

         For bond calls and mandatory puts, Star Bank utilizes SEI's Bond Source, Kenny Information Systems, Standard & Poor's Corporation, and DTC Important Notices. Star Bank will not notify clients of optional put opportunities.

         Any securities delivered free to Star Bank or its agent must be received three (3) business days prior to any payment or settlement in order for the Star Bank standards of service to apply.

         Should you have any questions regarding the information contained in this guide, please feel free to contact your account representative.

         The information contained in this Standards of Service Guide is subject to change. Should any changes be made Star Bank will provide you with an updated copy of its Standards of Service Guide.

                     Star Bank Security Settlement Standards


Transaction Type   Instructions Deadlines*          Delivery Instructions

DTC                1:30 p.m. on Settlement          DTC Participant #2219
                   Date                             Agent Bank ID 27895
                                                    Institutions #_____
                                                    For Account # ______

Federal Reserve    12:30 p.m. on Settlement         Federal Reserve Bank
Book Entry         Date                             of Cinti/Trust for
                                                    Star Bank, N.A.
                                                    ABA# 042000013
                                                    For Account # _____

Federal Reserve    1:00 p.m. on Settlement          Federal Reserve Bank
Book Entry         Date                             of Cinti/Spec for
(Repurchase                                         Star Bank, N.A.
Agreement                                           ABA# 042000013
Collateral Only                                     For Account # ______

PTC Securities     12:00 p.m. on Settlement         PTC For Account
(GNMA Book         Date                             BTRST/CUST Sub
Entry)                                              Account: Star Bank,
Physical           9:30 a.m. EST on Settlement      N.A. #090334 Bankers
Securities         Date (for Deliveries,            Trust Company 16 Wall
                   by 4:00 p.m. on Settlement       Street 4th Floor,
                   Date minus 1)                    Window 43 for Star
                                                    Bank Account #090334

CEDEL/EURO-CLEAR  11:00 a.m. on Settlement          Euroclear Via Cedel
                  Date minus 2                      Bridge in favor of
                                                    Bankers Trust Comp
                                                    Cedel 53355 For Star
                                                    Bank Account #
                                                    501526354

Cash Wire         3:00 p.m.                         Star Bank, N.A. Cinti/
Transfer                                            Trust ABA #042000013
                                                    Credit Account
                                                    #9901877 Further
                                                    Credit to _____
                                                    Account # ________

                           Star Bank Payment Standards

Security Type              Income                             Principal

Equities                   Payable Date

Municipal Bonds*           Payable Date                       Payable Date

Corporate Bonds*           Payable Date                       Payable Date

Federal Reserve Bank       Payable Date                       Payable Date
Book Entry*

PTC GNMA's (P&I)           Payable Date+1                     Payable Date+1

CMOs*
         DTC               Payable Date+1                     Payable Date+1
         Bankers Trust     Payable Date+1                     Payable Date+1

SBA Loan Certificates      When Received                      When Received

Unit Investment Trust      Payable Date                       Payable Date
  Certificates*

Certificates of Deposit*   Payable Date+1                     Payable Date+1

Limited Partnerships       When Received                      When Received

Foreign Securities         When Received                      When Received

*Variable Rate Securities
     Federal Reserve Bank  Payable Date                       Payable Date
           Book Entry
     DTC                   Payable Date+1                     Payable Date+1
     Bankers Trust         Payable Date+1                     Payable Date+1

         Note: If a payable date falls on a weekend or bank holiday, payment will be made on the immediately following business day.

                  Star Bank Corporate Reorganization Standards

Type of       Notification      Deadline for Client         Transaction
Action        to Client         Instructions to Star        Posting
                                Bank

Rights        Later of 10       5 business days prior      Upon receipt
Warrants, and business days     to expiration
Optional      prior to
Mergers       expiration or
              receipt of notice

Mandatory Puts Later of 10      5 business days prior      Upon Receipt
with Option    business days    to expiration
to Retain      prior to
               expiration or
               receipt of notice

Class Actions  10 business      5 business days prior      Upon receipt
               days prior to    to expiration
               expiration
               date

Voluntary      Later of 10      5 business days prior      Upon Receipt
Tenders,       business days    to expiration
Exchanges, and prior to
Conversions    expiration or
               receipt of notice

Mandatory Puts  At posting of   None                       Upon receipt
Defaults,       funds or
Liquidations,   securities
Bankruptcies,   received
Stock Splits,
Mandatory
Exchanges

Full and        Later of 10     None                       Upon Receipt
Partial         business days
Calls           prior to
                expiration or
                receipt of notice

NOTE: Fractional shares/par amounts resulting from any of the above will be sold.

                                        Exhibit 9(g)


                           ADMINISTRATIVE SERVICES AGREEMENT



     Administrative Services Agreement for each series as set forth on Schedule A (the "Agreement") dated ________________, by and between RUPAY-BARRINGTON TOTAL RETURN FUND, INC. (the "Corporation"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                         WITNESSETH THAT:

         WHEREAS, the Corporation desires to appoint CSS as its Administrator to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and to assist the Corporation in preparing and filing certain financial reports (including quarterly, semi-annual and annual reports to shareholders, Form N-SAR reports, and post-effective amendments to the Corporation's registration statement).

         WHEREAS, CSS may, if requested, perform certain daily functions in connection with the on-going operations of the Corporation, as mutually agreed upon, and provide ministerial services to implement the investment decisions of the Corporation and its investment advisor; and

         WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. CSS shall examine and review all records and documents of the Corporation pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

         Section 2. CSS shall, as necessary for such purposes, advise the Corporation and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Corporation, shall maintain and keep current such shareholder relations records.

         Unless the information necessary to perform the above functions is furnished in writing to CSS by the Corporation or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Corportion shall indemnify and hold harmless

CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

         It shall be the responsibility of the Corporation to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or distributions of income or gains (including the status of same) and any other special actions required concerning each of its securities.

         CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Corporation and CSS.

         Section 3. CSS shall provide assistance to the Corporation in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, at the direction of the Corporation, also prepare and maintain the Corporation's Blue Sky registrations. CSS shall, in addition, provide such additional administrative non-advisory management services as it and the Corporation may from time to time agree.

         Section 4. The accounts and records maintained by CSS shall be the property of the Corporation, and shall be made available to the Corporation, within a reasonable period of time, upon demand. CSS shall assist the Corporation's independent auditors, or any other person authorized by the Corporation or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Corporation's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Corporation of any necessary information, CSS shall assist the Corporation in organizing necessary data for the Corporation's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Corporation and CSS shall agree upon from time to time.

         Section 5. CSS and the Corporation may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Corporation or directed by the Corporation, does not conflict with or violate any requirements of Corporation's Prospectus, Articles of Incorporation, By-Laws, registration statement, orders, or any rule or regulation of any regulatory body or governmental agency. The Corporation (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Corporation's procedures.

         Section 6. CSS may rely upon the advice of the Corporation and upon statements of the Corporation's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.






         Section 7. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Corporation or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

         CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Corporation until receipt of notification thereof from the Corporation.

         The Corporation shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Corporation or any agent of the Corporation acting within the scope of its duties (except information provided by agents of the Corporation who are acting in a capacity arising from his or her position with CSS, or when such agent is acting through individuals who are employed by and subject to the supervisory control of CSS), or the failure of the Corporation to provide any information needed by CSS knowledgeably to perform its functions hereunder (excluding any such failure by an agent of the Corporation acting in a capacity arising from his or her position with CSS, or when such agent is acting through individuals who are employed by and subject to the supervisory control of CSS). Also, the
Corporation shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own grossly negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Corporation reasonable opportunity to defend against such claim in the name of the Corporation or CSS or both.

         Section 8. The Corporation agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Corporation's Board of Directors and CSS.

         Section 9. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Corporation and CSS are open. CSS will be open for business on days when the Corporation is open for business and/or as otherwise set forth in the Corporation's Prospectus and Statement of Additional Information.

         Section 10. Either the Corporation or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

         Section 11. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Corporation and preceded by a certificate from the Corporation's secretary so attesting.

         Notices to the Corporation shall be directed to:

                  595 Market Street
                  Suite 1980
                  San Francisco, CA 94105

         Notices to CSS shall be directed to:

                  1500 Forest Ave.
                  Suite 223
                  Richmond, VA 23229

         Section 12. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 13. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Corporation without the written consent of CSS, or by CSS without the written consent of the Corporation, authorized or approved by a resolution of its Board of Directors.

         Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

    Oral Instructions:                 The term Oral Instruction shall mean an
authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Corporation, to give Oral Instructions on behalf of the Corporation.

         Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Corporation to give Written Instructions on behalf of the Corporation.

         The Corporation shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

         Section 16. This Agreement shall be governed by the laws of the State of Virginia.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.





                  RUPAY-BARRINGTON TOTAL RETURN FUND, INC.



                  By:______________________________
                      Ftitz Bensler
                      President





                  COMMONWEALTH SHAREHOLDER SERVICES, INC.


                  By:____________________________
                      John Pasco, III

                      Chief Executive Officer


                                                        -6-




                                                   SCHEDULE A TO

                                         ADMINISTRATIVE SERVICES AGREEMENT

                                                  BY AND BETWEEN

                                      RUPAY-BARRINGTON TOTAL RETURN FUND, INC.

                                                        AND

                                      COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                                        FOR

                                        RUPAY-BARRINGTON TOTAL RETURN FUND



         Pursuant to Section 8 of the Administrative Services Agreement, dated ________________, by and between Rupay Barrington Total Return Fund, Inc. for the Rupay-Barrington Total Return Fund, one of its series (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.2% per annum of the average daily net assets of the Fund, payable monthly, with a minimum fee of $30,000.

D. In addition to the foregoing, the Fund shall reimburse CSS for all expenses incurred by it on behalf of the Fund. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                   SCHEDULE A TO

                                         ADMINISTRATIVE SERVICES AGREEMENT

                                                  BY AND BETWEEN

                                     RUPAY-BARRINGTON TOTAL RETURN FUND, INC.

                                                        AND

                                      COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                                        FOR

                                           RUPAY-BARRINGTON GROWTH FUND




         Pursuant to Section 8 of the Administrative Services Agreement, dated ________________, by and between Rupay-Barrington Total Return Fund, Inc. for the Rupay-Barrington Growth Fund, one of its series (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.2% per annum of the average daily net assets of the Fund, payable monthly, with a minimum fee of $30,000.

D. In addition to the foregoing, the Fund shall reimburse CSS for all expenses incurred by it on behalf of the Fund. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                   SCHEDULE A TO

                                         ADMINISTRATIVE SERVICES AGREEMENT

                                                  BY AND BETWEEN

                                     RUPAY BARRINGTON TOTAL RETURN FUND, INC.

                                                        AND

                                      COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                                        FOR

                                        RUPAY-BARRINGTON VALUE EQUITY FUND




         Pursuant to Section 8 of the Administrative Services Agreement, dated ________________, by and between Rupay-Barrington Total Return Fund, Inc. for the Rupay-Barrngton Value Equity Fund, one of its series (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.2% per annum of the average daily net assets of the Fund, payable monthly, with a minimum fee of $30,000.

D. In addition to the foregoing, the Fund shall reimburse CSS for all expenses incurred by it on behalf of the Fund. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                  Exhibit 9(h)

                       AMENDMENT TO EXPENSE LIMITATION AGREEMENT

         THIS AMENDMENT TO EXPENSE LIMITATION AGREEMENT is made and entered into as of the _____ day of __________, 1998, for the purpose of amending that certain Expense Limitation Agreement by and between Rupay-Barrington Total Return Fund, Inc., f/k/a Valley Forge Capital Holdings Total Return Fund, Inc. (the "Corporation") and The Rupay-Barrington Financial Group, Inc., f/k/a Valley Forge Capital Holdings, Inc., a Nevada corporation ("Rupay-Barrington Financial").

     A. WHEREAS, effective November 29, 1997, the Corporation changed its legal name from "Valley Forge Capital Holdings Total Return Fund, Inc." to its current legal name of "Rupay-Barrington Total Return Fund, Inc.";

     B. WHEREAS, effective June 9, 1997, the Rupay-Barrington Financial changed its legal name from "Valley Forge Capital Holdings, Inc." to its current legal name of "The Rupay-Barrington Financial Group, Inc.";

     C. WHEREAS, the Corporation has filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland to classify and reclassify the shares of capital stock of the Corporation (the "Shares") as follows: all unissued Shares being classified into a number of series and all issued and outstanding Shares being reclassified into a series (each series being referred to herein as a "Series"); and

     D. WHEREAS, the Corporation and the Rupay-Barrington Financial now wish to amend the Expense Limitation Agreement to reflect the name changes and certain changes for the Series.

         NOW, THEREFORE, the parties agree to amend the Expense Limitation Agreemen as follows:

     1. In all places where the name "Valley Forge Capital Holdings Total Return Fund, Inc." appears in the Distribution Agreement, the name "Rupay-Barrington Total Return Fund, Inc." shall be substituted and in all places where Rupay-Barrington Total Return Fund, Inc. is referred to as the "Fund" , the designation "Corporation" shall be substituted.

     2. In all places where the name "Valley Forge Capital Holdings, Inc." appears in the Distribution Agreement, the name "The Rupay-Barrington Financial Group, Inc." shall be substituted and in all places where The Rupay-Barrington Financial Group, Inc. is referred to as "Valley Forge Capital", the designation "Rupay-Barrington Financial" shall be substituted.

     3. The section of the Expense Limitation Agreement entitled "Background Statement" is hereby amended and restated in its entirety to read as follows:

                                  Background Statement

                  The Corporation is a series company and a registered management investment company. The various series of the capital stock of the Corporation (the shares of capital stock in any and all series being referred to herein as the "Shares") include the Rupay-Barrington Total Return Fund, the Rupay-Barrington Growth Fund and the Rupay-Barrington Value Equity Fund (each series referred to herein as a "Series"). Pursuant to the terms of (i) the Amended and Restated Investment Advisory Agreement by and between the Corporation and Rupay-Barrington Advisors, Inc., ("Rupay-Barrington Advisors") dated the _____ day of __________, 1998, (the "Total Return Fund Advisory Agreement"); (ii) the Investment Advisory Agreement by and between the Corporation and Rupay-Barrington Advisors dated the _____ day of __________, 1998, (the "Growth Fund Advisory Agreement") and (iii) the Investment Advisory Agreement by and between the Corporation and Rupay-Barrington Advisors dated the _____ day of __________, 1998, (the "Value Equity Fund Advisory Agreement"), the Corporation is obligated to pay all expenses of the operations of each Series of the Corporation not otherwise specifically assumed by Rupay-Barrington Advisors. Although it is not anticipated that total operating expenses of any Series will exceed the amounts set forth in the Corporation's Prospectus for such Series, it is possible that the expenses to be incurred by the Corporation in its operations of any Series may exceed those amounts during the initial period of operations of a Series. Rupay-Barrington Financial, and the Corporation desire to limit the operational expense to be paid by the Corporation during such initial period of operation.

     4. The section of the Expense Limitation Agreement entitled "Statement of Agreement" is hereby amended and restated in its entirety to read as follows:

                                 Statement of Agreement

                           In  consideration  of the  premises and of the mutual
                  covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree for themselves, their successors and assigns as follows:

                  For a period of five (5) years from: (i) February 24, 1995, Rupay-Barrington Financial agrees to pay on behalf of the Corporation such expenses associated with the operation of the Rupay-Barrington Total Return Fund as would cause the Rupay-Barrington Total Return Fund's ratio of operating expenses to average net assets to exceed 1.95%.; (ii) ____________, 1998, Rupay-Barrington Financial agrees to pay on behalf of the Corporation such expenses associated with the operation of the Rupay-Barrington Growth Fund as would cause
                  the  Rupay-Barrington   Growth  Fund's  ratio  of  operating
                  expenses to average net assets to exceed 1.85%; (iii) ____________, 1998, Rupay-Barrington Financial agrees to pay on behalf of the Corporation such expenses associated with the operation of the Rupay-Barrington Value Equity Fund as would cause the Rupay-Barrington Value Equity Fund's ratio of operating expenses to average net assets to exceed 1.85%. Any payments to be made by Rupay-Barrington Financial hereunder shall be paid by Rupay-Barrington Financial annually upon 30 days written notice to Rupay-Barrington Financial from the Corporation, it being anticipated that such notice will be given on a basis that will permit the payment of such expenses on or before the Corporation's fiscal year end. In the event in any given year it is determined that the amount paid by Rupay-Barrington Financial is less than or in excess of the amount owed by Rupay-Barrington Financial hereunder, any deficit will be promptly remitted to the Corporation by Rupay-Barrington Financial and any excess will be promptly remitted by the Corporation to Rupay-Barrington Financial.



         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Expense Limitation Agreement as of the date first above written.

                                       RUPAY-BARRINGTON TOTAL RETURN FUND, INC.

                                        By:___________________________

                                        Name:_________________________

                                        Its:__________________________

                                    THE RUPAY-BARRINGTON FINANCIAL GROUP, INC.

                                        By:___________________________

                                        Name:_________________________

                                        Its:__________________________

                                                  Exhibit 9(i)

                  Amendment to Accounting Services Agreement


     In accordance with Section 18 of the contract dated October 1, 1996 between Commonwealth Fund Accounting, Inc. and the Valley Forge Capital Holdings Total Return Fund, the first paragraph is hereby modified to read "Agreement dated October 1, 1996 (the "Agreement") between Rupay-Barrington Total Return Fund, Inc. (the "Fund") a corporation operating as an open-end management investment company, duly organized and existing under the laws of the State of Maryland and Commonwealth Fund Accounting, Inc. (the "Company") a corporation duly organized and existing under the laws of the State of Virginia."



_______________________              ___________________
J. Michael Tuohey                    Larry S. Mao
President CFA, Inc.                  Vice President
                                     Rupay-Barrington Total Return Fund, Inc.

                                                  Exhibit 10


                             (312) 207-6463

                             May 4, 1998


Board of Directors
Rupay-Barrington
  Total Return Fund, Inc.
1000 Ballpark Way, Suite 302
Arlington, Texas  76011


      Re:  Rupay-Barrington Total Return Fund, Inc.
           Post-Effective Amendment No. 4 to Registration Statement on Form N-1A Registration No. (33-79068)

To The Board Of Directors:

      At your  request,  we have  examined the  above-referenced  Post-Effective
Amendment to the Registration Statement on Form N-1A (the "Registration Statement") to be filed by Rupay-Barrington Total Return Fund, Inc., a series company and a registered management investment company organized as a Maryland corporation (the "Corporation") with the Securities and Exchange Commission under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, with respect to the offering on a continuous basis of an indefinite number of shares of capital stock of the Corporation, par value $.01 per share (the "Capital Stock").

     As counsel to the Corporation, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the Articles of Amendment and Restatement of the Corporation, as amended, the Form of Articles Supplementary to be filed with the Maryland State Department of Assessments and Taxation (the "Maryland State Department"), the Bylaws of the Corporation and such other documents, corporate records, certificates of public officials and instruments as we have considered necessary or advisable for the purpose of this opinion. We have assumed the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies. We have not independently verified such assumptions.

      We are members of the Bar of the State of Illinois and we express no opinion as to the law of any jurisdiction other than the laws of the State of Illinois and the federal laws of the United States.

     Subject to the foregoing and based on such examination, we are of the opinion that, upon filing of the Articles Supplementary with the Maryland State Department, the shares of the Corporation's Capital Stock to be issued and sold by the Corporation pursuant to the Registration Statement

Board of Directors
April 29, 1998
Page 2

will be, upon issuance, sale and delivery in the manner and under the terms and conditions described in the Registration Statement, legally issued, fully paid and nonassessable.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us contained in the "Legal Matters" section of the Registration Statement, including the Statement of Additional Information constituting a part thereof.

                               Very truly yours,


                               SACHNOFF & WEAVER, LTD.
                               /s/ Sachnoff & Weaver, Ltd.

                                             Exhibit 11


  CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the references to our firm in Post-Effective Amendment No. 4 to the Registration Statement on Form N-IA of the Rupay-Barrington Total Return Fund, Inc. and to the use of our report dated January 23, 1998 on the financial statements and financial highlights. Such financial statements and financial highlights are included in the Statement of Additional Information, which is a part of such Registration Statement.


                              TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
April 27, 1998

                                                       Exhibit 15(b)

             RUPAY-BARRINGTON TOTAL RETURN FUND, INC.
                         TOTAL RETURN FUND

                           AMENDMENT TO
                  DISTRIBUTION PLAN AND AGREEMENT

      THIS AMENDMENT TO DISTRIBUTION PLAN AND AGREEMENT is made and entered into this __ day of ______, 1998, for the purpose of amending that certain Distribution Plan and Agreement (the "Plan") by and among Rupay-Barrington Total Return Fund, Inc., f/k/a Valley Forge Capital Holdings Total Return Fund, Inc., a Maryland corporation (the "Corporation") and Rupay-Barrington Securities Corporation, f/k/a Valley Forge Distributors, Inc., a Nevada corporation (the "Distributor").

      WHEREAS, effective November 29, 1997, the Corporation changed its legal name from "Valley Forge Capital Holdings Total Return Fund, Inc." to its current legal name of "Rupay-Barrington Total Return Fund, Inc.";

      WHEREAS,  effective June 9, 1997, the  Distributor  changed its legal name
from  "Valley   Forge   Distributors,   Inc."  to  its  current  legal  name  of
"Rupay-Barrington Securities Corporation";

      WHEREAS, the Corporation has filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland to classify and reclassify the shares of capital stock of the Corporation (the "Shares") as follows: all unissued Shares being classified into a number of series and all issued and outstanding Shares being reclassified into a series (each series being referred to herein as a "Series"); and

      WHEREAS, the Corporation and the Distributor now wish to amend the Distribution Plan and Agreement to reflect the name changes and the Series.

      NOW, THEREFORE, the parties agree to amend the Distribution Agreement as follows:

      In all places where the name "Valley Forge Capital Holdings Total Return Fund, Inc." appears in the Distribution Agreement, the name "Rupay-Barrington Total Return Fund, Inc." shall be substituted and in all places where Rupay-Barrington Total Return Fund, Inc. is referred to as the "Fund", the designation "Corporation" shall be substituted.

      In all places where the name "Valley Forge Distributors, Inc." appears in the Agreement, the name "Rupay-Barrington Securities Corporation" shall be substituted and in all places where Rupay-Barrington Securities Corporation is referred to as the "Valley Forge Distributors", the designation "Distributor" shall be substituted.

      The first paragraph of the Plan is hereby amended and restated in its entirety to read as follows:

           This Distribution Plan and Agreement (the "Plan") constitutes the Distribution Plan for the Total Return Fund series (the "Series") of Rupay-Barrington Total Return Fund, Inc., a Maryland corporation (the "Corporation"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Corporation and Rupay-Barrington Securities Corporation, a Nevada corporation (the "Distributor"), the principal underwriter of the shares of the Corporation in any and all series into which such shares are or may be classified. During the effective term of this Plan, the Fund may make payments to the Distributor upon the terms and conditions hereinafter set forth.


      Section 1 of the Plan is hereby amended and restated in its entirety to read as follows:

           The Corporation may make payments to the Distributor, in the form of fees or reimbursements, to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of shares of the Series, reducing redemptions of shares, or maintaining or improving services provided to shareholders of the Series by the Distributor and investment dealers. The amount of such payments and the purposes for which they are made shall be determined by the Qualified Directors (as defined below). Payments under this Plan shall not exceed in any fiscal quarter the annual rate of .35% of the average net asset value of the Series, as determined at the close of each business day during the month. A majority of the Qualified Directors may, at any time and from time to time, reduce the amount of such payments, or may suspend the operation of the Plan for such period or periods of time as they may determine.

      Section 2(a) of the Plan is hereby amended and restated in its entirety to read as follows:

           it has been approved by a vote of a majority of the outstanding voting securities of the Series; and

      Section 5 of the Plan is hereby amended and restated in its entirety to read as follows:

           This Plan may be terminated at any time by vote of a majority of the Qualified Directors, or by vote of a majority of the outstanding voting securities of the Series.

      Section 7(a) of the Plan is hereby amended and restated in its entirety to read as follows:

           that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the Series, on not more than 60 days' written notice to any other party to the agreement; and

      Section 8 of the Plan is hereby amended and restated in its entirety to read as follows:

           This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 1 hereof without the approval of a majority of the outstanding voting securities of the Series, and all other material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 2(b) hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                          RUPAY-BARRINGTON TOTAL RETURN FUND, INC.

                                    By:____________________________

                                          Name:____________________

                                          Its:_____________________

                          RUPAY-BARRINGTON SECURITIES CORPORATION

                                    By:_____________________________

                                          Name:_____________________

                                          Its:______________________

                                             Exhibit 15(c)

             RUPAY-BARRINGTON TOTAL RETURN FUND, INC.
                            GROWTH FUND
                  DISTRIBUTION PLAN AND AGREEMENT

      This Distribution Plan and Agreement (the "Plan") constitutes the Distribution Plan for the Growth Fund series (the "Series") of Rupay-Barrington Total Return Fund, Inc., a Maryland corporation (the "Corporation"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Corporation and Rupay-Barrington Securities Corporation, a Nevada corporation (the "Distributor"), the principal underwriter of the shares of the Corporation in any and all series into which such shares are or may be classified. During the effective term of this Plan, the Corporation may make payments to the Distributor upon the terms and conditions hereinafter set forth.

      Section 1. The Corporation may make payments to the Distributor, in the form of fees or reimbursements, to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of shares of the Series, reducing redemptions of shares, or maintaining or improving services provided to shareholders of the Series by the Distributor and investment dealers. The amount of such payments and the purposes for which they are made shall be determined by the Qualified Directors (as defined below). Payments under this Plan shall not exceed in any fiscal quarter the annual rate of .35% of the average net asset value of the Series, as determined at the close of each business day during the month. A majority of the Qualified Directors may, at any time and from time to time, reduce the amount of such payments, or may suspend the operation of the Plan for such period or periods of time as they may determine.

      Section 2.     This Plan shall not take effect until:

      (a) it has been approved by a vote of a majority of the outstanding voting securities of the Series; and

      (b) it has been approved, together with any related agreements, by votes, of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations (hereunder) of both (i) the Board of Directors of the Corporation, and
      (ii) the Qualified Directors of the Corporation, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

      Section 3. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in
Section 2(b).

      Section 4. The Distributor shall provide to the Board of Directors of the Corporation, and the Board of Directors shall review, at least quarterly, a written report of amounts expended and the purpose for which such expenditures were made.

      Section 5. This Plan may be terminated at any time by vote of a majority of the Qualified Directors, or by vote of a majority of the outstanding voting securities of the Series.

      Section 6. This Plan shall terminate automatically in the event of its assignment.

      Section 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to the Plan shall provide:

      (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the Series, on not more than 60 days' written notice to any other party to the agreement; and

      (b) that such agreement shall terminate automatically in the event of its assignment.

      Section 8. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 1 hereof without the approval of a majority of the outstanding voting securities of the Series, and all other material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 2(b) hereof.

      Section 9. As used in this Plan, (a) the term "Qualified Directors" shall mean those Directors of the Corporation who are not interested persons of the Corporation, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment", "interested person" and "vote of a majority of the outstanding securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

      Section 10. A copy of the Articles of Incorporation of the Corporation is on file with the Secretary of State of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the directors of the Corporation as Directors and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Directors, offices or shareholders individually but are binding only upon the assets and property of the Corporation.

      Executed as of __________________, 1998.


RUPAY-BARRINGTON SECURITIES         RUPAY-BARRINGTON TOTAL RETURN
 CORPORATION                        FUND, INC.


By:________________________________       By:________________________________
      President                           President

                                             Exhibit 15(d)


             RUPAY-BARRINGTON TOTAL RETURN FUND, INC.
                         VALUE EQUITY FUND
                  DISTRIBUTION PLAN AND AGREEMENT

      This Distribution Plan and Agreement (the "Plan") constitutes the Distribution Plan for the Value Equity Fund series (the "Series") of
Rupay-Barrington Total Return Fund, Inc., a Maryland corporation (the "Corporation"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act") and the related agreement between the Corporation and Rupay-Barrington Securities Corporation, a Nevada corporation (the "Distributor"), the principal underwriter of the shares of the Corporation in any and all series into which such shares are or may be classified. During the effective term of this Plan, the Corporation may make payments to the Distributor upon the terms and conditions hereinafter set forth.

      Section 1. The Corporation may make payments to the Distributor, in the form of fees or reimbursements, to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of shares of the Series, reducing redemptions of shares, or maintaining or improving services provided to shareholders of the Series by the Distributor and investment dealers. The amount of such payments and the purposes for which they are made shall be determined by the Qualified Directors (as defined below). Payments under this Plan shall not exceed in any fiscal quarter the annual rate of .35% of the average net asset value of the Series, as determined at the close of each business day during the month. A majority of the Qualified Directors may, at any time and from time to time, reduce the amount of such payments, or may suspend the operation of the Plan for such period or periods of time as they may determine.

      Section 2.     This Plan shall not take effect until:

      (a) it has been approved by a vote of a majority of the outstanding voting securities of the Series; and

      (b) it has been approved, together with any related agreements, by votes, of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations (hereunder) of both (i) the Board of Directors of the Corporation, and
      (ii) the Qualified Directors of the Corporation, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

      Section 3. This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in
Section 2(b).

      Section 4. The Distributor shall provide to the Board of Directors of the Corporation, and the Board of Directors shall review, at least quarterly, a written report of amounts expended and the purpose for which such expenditures were made.

      Section 5. This Plan may be terminated at any time by vote of a majority of the Qualified Directors, or by vote of a majority of the outstanding voting securities of the Series.

      Section 6. This Plan shall terminate automatically in the event of its assignment.

      Section 7. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to the Plan shall provide:

      (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities of the Series, on not more than 60 days' written notice to any other party to the agreement; and

      (b) that such agreement shall terminate automatically in the event of its assignment.

      Section 8. This Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 1 hereof without the approval of a majority of the outstanding voting securities of the Series, and all other material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 2(b) hereof.

      Section 9. As used in this Plan, (a) the term "Qualified Directors" shall mean those Directors of the Corporation who are not interested persons of the Corporation, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment", "interested person" and "vote of a majority of the outstanding securities" shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

      Section 10. A copy of the Articles of Incorporation of the Corporation is on file with the Secretary of State of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the directors of the Corporation as Directors and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Directors, offices or shareholders individually but are binding only upon the assets and property of the Corporation.

      Executed as of __________________, 1998.


RUPAY-BARRINGTON SECURITIES         RUPAY-BARRINGTON TOTAL RETURN
 CORPORATION                        FUND, INC.


By:________________________________    By:________________________________
      President                           President